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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Labcorp Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 PROXY

STATEMENT

AND ANNUAL MEETING OF SHAREHOLDERS

OUR MISSION

Improve health,

improve lives

2025 AT A GLANCE:

$14.0B FY 2025 revenues

~71,000 mission-driven employees

~175M patient interactions

~100 countries served globally

6,500+ tests offered

750M+ tests performed

Over 85% of the new drugs and therapeutic products approved by the U.S. FDA included Labcorp support

Letter from our

Chairman, President, &

Chief Executive Officer

Letter to Shareholders

“Labcorp delivered strong financial performance in 2025 while making meaningful progress toward our strategic priorities. As a global leader of innovative and comprehensive laboratory services, we provide insights that advance science through unparalleled diagnostics and drug development laboratory capabilities. We remain focused on disciplined execution, long-term growth, and creation of sustained value for our customers and shareholders.”

ADAM H. SCHECHTER

Dear Fellow Shareholders,

On behalf of Labcorp’s management and the board of directors, I invite you to join us for our 2026 Annual Meeting of Shareholders, to be held on Thursday, May 21, 2026, at 9:00 a.m. Eastern Time. The meeting will be webcast live at www.virtualshareholdermeeting.com/LH2026, at which time you can vote your shares electronically and submit questions.

Labcorp delivered very strong performance in 2025, advancing our core business segments, Diagnostics Laboratories and Biopharma Laboratory Services, through continued organic growth and strategic acquisitions that strengthen our capabilities.

Advancing Strategic Priorities

Labcorp continues to make progress across near-term and long-term priorities that we believe position the Company for durable growth. In the near term, we further strengthened our position as a trusted partner to hospitals and health systems and regional and local laboratories, signing or closing 13 transactions in 2025. We have a strong pipeline of opportunities and look forward to expanding access to Labcorp’s world-class diagnostic solutions.

We also advanced our leadership in specialty testing, as providers, health systems, and pharmaceutical clients increasingly rely on Labcorp for more complex and innovative laboratory services. During 2025, we launched more than 130 new tests, the majority of which supported strategic, high-growth areas including oncology, neurology, autoimmune disease, and women’s health.

Technology and AI-enabled solutions remain central to our strategy. We continued to deploy tools that simplify appointment scheduling, enhance results reporting for our customers, and support physicians and clinical trial sponsors. For example, our AI Test Finder helps physicians identify the right lab test in seconds, freeing up time for patient care. Within our Central Laboratory business, Global Trial Connect is improving clinical trial efficiency by enhancing kit management, enabling decentralized trials, and strengthening sample-tracking capabilities for sites and sponsors.

Finally, in 2025, we leveraged our scale, portfolio breadth, and geographic presence to support global growth. During the year, these differentiators enabled us to expand specialty testing capabilities into new markets and further strengthen our role as a strategic partner to biopharmaceutical clients, particularly as companion diagnostics and personalized medicine continue to grow in importance.

Your Vote Is Important

At the 2026 Annual Meeting, we will ask you to: (1) elect eleven director nominees; (2) approve, on a non-binding advisory basis, the compensation of our named executive officers; (3) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026; and (4) act on any other business matters properly brought before the meeting.

We encourage you to review the information beginning on page 23 detailing the skills and qualifications of our directors and why we believe they are the right people to oversee the long-term success of our Company.

Your participation matters. Please ensure your shares are represented by submitting your proxy by Internet, phone, or mail.

Looking Ahead

Labcorp delivered strong financial performance in 2025 while making meaningful progress toward our strategic priorities. As a global leader of innovative and comprehensive laboratory services, we provide insights that advance science through unparalleled diagnostics and drug development laboratory capabilities. We remain focused on disciplined execution, long-term growth, and creation of sustained value for our customers and shareholders.

On behalf of Labcorp’s management and the board of directors, thank you for your investment in Labcorp. We look forward to your participation during the 2026 Annual Meeting of Shareholders.

Sincerely,

Adam H. Schechter

Chairman, President, and Chief Executive Officer

April 10, 2026

2026 PROXY STATEMENT

Letter from our

Lead Independent

Director

Dear Fellow Shareholders,

Letter to Shareholders

“Our performance in 2025 reflects the dedication and commitment of nearly 71,000 employees worldwide, united by the Company’s mission to improve health and improve lives. As we continue into 2026, the board of directors believes that Labcorp is well-positioned, with strong momentum and clear strategic direction, to continue creating sustainable, long-term value for our customers and shareholders.”

GARHENG KONG, M.D., Ph.D.

In 2025, Labcorp delivered strong growth while further strengthening our leadership and competitive positioning across priority markets. This performance reflects the Company’s unparalleled diagnostics and drug development laboratory capabilities, as well as our close collaboration with healthcare providers and pharmaceutical clients to expand patient access to high-quality services and solutions.

As Lead Independent Director, I am proud of the board of directors' continued focus on effective oversight and long-term value creation, and I appreciate the opportunity to share perspectives on the board’s governance priorities and evolution.

Commitment to Strong Corporate Governance

Labcorp’s commitment to strong corporate governance remains a core priority of the board of directors. Maintaining a highly qualified, majority independent board is foundational to our approach, enabling rigorous oversight, constructive engagement with management, and thoughtful decision-making in support of shareholders’ long-term interests.

In December 2025, Dr. D. Gary Gilliland retired from the board of directors after more than 10 years of service. We are grateful for Dr. Gilliland’s many contributions, particularly his deep expertise in oncology and gene therapy, which provided invaluable guidance as the Company identified and focused on those strategic opportunities.

During the same month, we welcomed Victor Bulto, a seasoned pharmaceutical executive and member of Novartis’ executive leadership team, to our board of directors. Mr. Bulto’s appointment underscores Labcorp’s commitment to long-term growth through innovation as we leverage his expertise leading one of the largest pharmaceutical businesses in the United States.

Additionally, in February 2026, we further enhanced the board with the addition of John H. Sampson, M.D., Ph.D. Dr. Sampson brings distinguished experience across academic medicine, clinical practice, health system leadership, and research. His perspective will be particularly valuable as Labcorp continues to advance its strategy with partnerships with hospital and health systems and specialty testing.

Role of the Lead Independent Director

I currently serve as the Company's Lead Independent Director, a position to which I was first elected by my fellow independent directors in 2023. The board of directors strongly supports a robust lead independent director role, with clearly defined responsibilities, as an important element of an effective governance and leadership structure.

In this role, I serve as a liaison between the Chair of the board of directors and the independent directors, preside over executive sessions of the board, provide feedback from executive sessions to the Chair, and advise the Chair with respect to the schedule, agenda, and information for board meetings in order to facilitate timely and appropriate information flow to and from the board.

The board of directors believes this structure increases its effectiveness, strengthens open and ongoing dialogue between management and the independent directors, and supports thoughtful oversight and constructive engagement on matters of strategy, performance, and risk, while complementing the board’s ongoing and deliberate director refreshment process.

Looking Ahead

Our performance in 2025 reflects the dedication and commitment of nearly 71,000 employees worldwide, united by the Company’s mission to improve health and improve lives. As we continue into 2026, the board of directors believes that Labcorp is well-positioned, with strong momentum and clear strategic direction, to continue creating sustainable, long-term value for our customers and shareholders.

On behalf of the board of directors, thank you for your continued support of Labcorp. We hope you will join us at Labcorp’s 2026 Annual Meeting of Shareholders.

Sincerely,

Garheng Kong, M.D., Ph.D.

Vice Chairman and Lead Independent Director

April 10, 2026

LABCORP HOLDINGS INC.

Notice of 2026 Annual Meeting

of Shareholders

DATE & TIME

Thursday, May 21, 2026

9:00 a.m., Eastern Daylight Time

RECORD DATE

March 26, 2026

Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the 2026 Annual Meeting.

WHERE

The 2026 Annual Meeting of Shareholders of Labcorp Holdings Inc. will be a virtual meeting of shareholders to be held as a live webcast over the Internet at:

www.virtualshareholdermeeting.com/LH2026

ITEMS OF BUSINESS

1	To elect eleven directors from among the nominees named in the attached Proxy Statement.
2	To approve, on a non-binding advisory basis, executive compensation.
3	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2026.
4	To consider any other business properly brought before the 2026 Annual Meeting.

PROXY VOTING

Your vote is important. We encourage you to mark, date, sign, and return the enclosed proxy/voting instruction card or, if you prefer, to vote by telephone or by using the Internet.

April 10, 2026

By Order of the Board of Directors,

Kathryn W. Kyle

Secretary

Important notice regarding the availability of proxy materials for the 2026 Annual Meeting of Shareholders to be held on May 21, 2026. Our Proxy Statement and Annual Report to Shareholders are available at: www.proxyvote.com.

2026 PROXY STATEMENT

LABCORP HOLDINGS INC.

Cautionary Note Regarding Forward-Looking Statements

As used in this Proxy Statement, “Labcorp,” the “Company” and “we” may refer to Labcorp Holdings Inc. itself, one or more of its subsidiaries, or Labcorp Holdings Inc. and its consolidated subsidiaries, as applicable.

This Proxy Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are based on current expectations, forecasts, assumptions, and other information available to Labcorp Holdings Inc. as of the date hereof. Forward-looking statements involve inherent risks and uncertainties, include statements regarding Labcorp’s expectations, beliefs, intentions, or strategies regarding the future, including with respect to business, financial, operational, compensation, and environmental, social, and governance matters, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “should,” “seeks,” “approximately,” “goal,” “intend,” “may,” “plan,” “should,” “will,” and “would,” or the negative of those words or other similar terminology. Labcorp’s actual results, performance, or events may differ materially from these forward-looking statements made or implied due to a number of factors, risks, and uncertainties relating to Labcorp’s business, many of which are beyond Labcorp’s control, including, but not limited to, changes in government regulations, or other regulations or policies (or in the interpretation of current regulations and policies) or other future reforms in the U.S. healthcare system, the impact of global economic and market conditions on Labcorp’s business, future business strategies, expected savings, synergies, and other benefits from acquisitions and other transactions and partnerships, and opportunities for future growth. Further information on potential factors, risks, and uncertainties that could affect actual results, performance, or events is included in Labcorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2025, filed with the Security and Exchange Commission (the “SEC”) on February 24, 2026 (“2025 Annual Report”), as well as Labcorp’s other filings with the SEC. Such forward-looking statements speak only as of the time they are made and Labcorp undertakes no obligation to publicly revise or update any forward-looking statements made in this Proxy Statement, whether as a result of new information, future events or circumstances, or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of the forward- looking statements.

Information contained on or available through our website is not incorporated by reference in or made part of this Proxy Statement and any references to our website are intended to be inactive textual references only.

2026 PROXY STATEMENT

2026 Annual Meeting of Shareholders

DATE & TIME	MAILING DATE	VIRTUAL MEETING	VOTING
Thursday, May 21, 2026 at 9:00 a.m. Eastern Daylight Time RECORD DATE March 26, 2026	This Proxy Statement was first mailed or made available to shareholders on or about April 10, 2026	www.virtualshareholder meeting.com/LH2026	Shareholders as of the Record Date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Voting Matters and Vote Recommendation

(PAGE 88)

The following table summarizes the proposals to be considered at the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) and the Board of Directors of the Company (the “Board”) voting recommendation with respect to each proposal.

Election of Directors (PAGE 33) The Board recommends a vote FOR each of our director nominees

Advisory Vote to Approve the Compensation of our Named Executive Officers (PAGE 83) The Board recommends a vote FOR this proposal

Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2026 (PAGE 85) The Board recommends a vote FOR this proposal

2026 PROXY STATEMENT 1

PROXY SUMMARY

How to Cast Your Vote

(PAGE 90)

You can cast your vote by any of the following methods:

Mail

Complete, sign, and return your proxy card or voting instruction card so that it is received before the polls close on Thursday, May 21, 2026. Sign your name exactly as it appears on the proxy card.

Internet www.proxyvote.com until 11:59 p.m., Eastern Daylight Time on Wednesday, May 20, 2026

Telephone 1-800-690-6903 until 11:59 p.m., Eastern Daylight Time on Wednesday, May 20, 2026

At the Annual Meeting

You may participate in and vote your shares live over the Internet during the 2026 Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/LH2026.

Even if you plan to attend the virtual 2026 Annual Meeting, we recommend that you also submit your proxy card or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the 2026 Annual Meeting.

2 LABCORP HOLDINGS INC.

PROXY SUMMARY

2025 Company Performance Highlights

(PAGE 50)

The Company achieved solid operational and financial performance across a broad range of measures.

Revenues: $14.0 billion versus last year’s $13.0 billion	Diluted Earnings Per Share (“EPS”): $10.46 versus $8.84 last year

Adjusted EPS: $16.44 versus $14.57 last year(1)	Free Cash Flow(2): $1.2 billion versus last year’s $1.1 billion

Transactions: Signed or closed 13 transactions in 2025 Expanded partnerships with health systems and regional and local laboratories	INNOVATION: Launched more than 130 new tests, including in the oncology, neurology, autoimmune disease, and women’s health areas

(1)
See reconciliation of net income to adjusted net income and the calculation of Adjusted EPS on page 51.
(2)
Free cash flow equals operating cash flow less capital expenditures.

4 LABCORP HOLDINGS INC.

Snapshot of 2026 Director Nominees

TENURE OF DIRECTORS		AGE OF DIRECTORS		DIVERSITY OF DIRECTORS

0-5 years	5	≤ 60 years of age	6	Gender	4
6-12 years	2	61-70 years of age	5	Ethnic/Racial	3
≥13 years	4

7.9 Years Average Tenure		60.2 Years Average Age		64% Total Diversity

Skills and Expertise

Business Strategy Experience	Corporate Finance and M&A	Corporate Governance Experience	Executive Leadership Experience	Healthcare/Clinical Research Background

11/11	10/11	10/11	11/11	7/11

International Experience	Risk Management Experience	Sales and Marketing Background	Talent Management Expertise	Technology/ Cybersecurity ExperIENCE

9/11	11/11	6/11	11/11	8/11

PROXY SUMMARY

Board of Director Highlights

Our director nominees exhibit an effective mix of skills, experiences, diversity, and fresh perspectives.

All Director Nominees Exhibit:

•
personal and professional integrity;
•
diverse skill sets and experience to advise the Company regarding its medical, scientific, operational, financial, strategic, technology, and governance goals;
•
interest, capacity, and willingness to serve the long-term interests of the Company’s shareholders;
•
ability and willingness to devote the required amount of time and intellectual effort to the Company’s affairs, including attendance at Board and Committee meetings;
•
exceptional ability and judgment; and
•
freedom from personal and professional relationships that would adversely affect the ability to serve the best interests of the Company and its shareholders.

2026 PROXY STATEMENT 5

PROXY SUMMARY

Director Nominees (page 34)

Name & Principal Occupation

ADAM H. SCHECHTER Chairman, President, and Chief Executive Officer, Labcorp Holdings Inc.	61	2013					DaVita Inc.

KERRII B. ANDERSON Former Chief Executive Officer, Wendy’s International, Inc.	68	2006					Worthington Enterprises, Inc. Abercrombie & Fitch Co. The Sherwin-Williams Company

VICTOR BULTO President, Novartis US	47	2025

JEFFREY A. DAVIS Former Chief Financial Officer, Dollar Tree, Inc.	62	2019	CHAIR

KIRSTEN M. KLIPHOUSE Former President, Google Cloud Americas	59	2022					Global Payments, Inc.

GARHENG KONG, M.D., PH.D Managing Partner, HealthQuest Capital	50	2013			CHAIR		Smith & Nephew plc IKS Health Lunit Inc. Xeris Biopharma Holdings, Inc.

PETER M. NEUPERT Former Operating Partner, Health Evolution Partners	70	2013					Adaptive Biotechnologies Corporation Fortrea Holdings Inc.

RICHELLE P. PARHAM Former President of Global E-Commerce and Business Development, Universal Music Group	58	2016		CHAIR			Best Buy Co., Inc.

PAUL B. ROTHMAN, M.D. Former Dean of the Medical Faculty for Johns Hopkins University School of Medicine and Former Chief Executive Officer of Johns Hopkins Medicine	68	2023				CHAIR	Merck and Co.

JOHN H. SAMPSON, M.D., PH.D Vice Chancellor and Dean, University of Colorado Anschutz School of Medicine, President of CU Medicine	59	2026

KATHRYN E. WENGEL Executive Vice President, Chief Technical Operations & Risk Officer, Executive Committee Member, Johnson & Johnson	60	2021

Member	Financial Expert

6 LABCORP HOLDINGS INC.

6 LABCORP HOLDINGS INC.

PROXY SUMMARY

Board Refreshment Timeline

The Board conducts an annual review of the appropriate skills and characteristics required of the Board in the context of the Company’s current business needs and strategic priorities. The Company is committed to refreshing the Board as needed to ensure a balanced and robust range of necessary skill sets.

The Board and the Nominating and Corporate Governance Committee practice a long-term approach to board refreshment and believe that our director nominees provide a balanced mix of short- and long-tenured independent directors. Six of our independent director nominees, representing nearly two-thirds of the independent director nominees, joined the Board within the past seven years, including one in each of 2025 and 2026. Recent Board changes also include the appointment of a new Lead Independent Director by the independent directors in 2023, as well as a new Chair of the Quality and Compliance Committee in 2024, and new Chairs of the Compensation and Human Capital Committee (“CHC Committee”) and the Nominating and Corporate Governance Committee in 2023.

The Board believes all of our director nominees have the skills, experience, and perspectives to execute effective corporate governance for the Company.

KIRSTEN M. KLIPHOUSE
2022
PAUL B. ROTHMAN, M.D.
2023
VICTOR BULTO
2025
JOHN H. SAMPSON M.D., PH.D.
2026
JEFFREY A. DAVIS
2019
RICHELLE P. PARHAM
2016
2021
KATHRYN E. WENGEL
2006
KERRII B. ANDERSON
2013
ADAM H. SCHECHTER
2013
PETER M. NEUPERT
2013
GARHENG KONG, M.D., PH.D.

PROXY SUMMARY

2026 PROXY STATEMENT 7

PROXY SUMMARY

Shareholder Engagement Highlights

(PAGE 16)

Through our robust and regular shareholder engagement process, we have received valuable feedback that informs our decisions regarding our strategy and our corporate governance practices and policies, in addition to other important topics, which we believe is a critical component to our success. These discussions provided valuable insights into shareholder views, which are varied, and we heard from many shareholders that they greatly appreciated the opportunity to engage with the Company. We will continue to engage with shareholders on a regular basis to better understand and consider their views, including on our sustainability approach, our executive compensation programs, and our corporate governance practices.

During fiscal 2025, through our active shareholder engagement program, we discussed key areas of shareholder interest, including:

•
Company strategy
•
Board focus and oversight relating to environmental impact and sustainability, data privacy and security, artificial intelligence (“AI”) governance, and employee health and safety
•
Board leadership, composition, refreshment, and tenure
•
Cybersecurity
•
AI governance
•
Shareholder proposals
•
Executive compensation practices, specifically pay-for-performance and alignment with strategy
•
Lobbying and government relations policies
•
Management succession
•
Enterprise risk management, including compliance, cybersecurity, and third-party risk management
•
Regulatory environment
•
Sustainability reporting and goals

Executive Compensation Highlights

Pay for Performance (page 56)

Labcorp’s executive compensation program is designed to attract, motivate, and retain executives in a highly competitive environment. Our executive compensation philosophy is to pay for performance by rewarding the achievement of specific short-term and long-term financial, operational, and human capital related goals.

Labcorp seeks to achieve outstanding performance for our shareholders by focusing our executives on adjusted operating income, revenues, adjusted EPS, net orders for our Biopharma Laboratory Services (“BLS”) segment, and relative Total Shareholder Return (“TSR”) compared to the peer group of companies we use for executive compensation purposes. Our compensation program rewards our executives for achieving financial objectives, while providing us the opportunity to modify their payouts based on achievement of certain non-financial goals and individual contributions. A majority of the value of our named executive officers’ annual target compensation opportunity, including performance-based cash compensation and performance shares, is subject to the achievement of Company objectives, which provides a strong incentive to drive Company performance and increase shareholder value.

Last year, our annual advisory vote on the compensation of our named executive officers received support from approximately 92% of the shares represented and entitled to vote at the 2025 Annual Meeting of Shareholders. We are committed to refining our compensation program to incentivize our leaders and align with our strategy, the key value drivers of our business, and the expectations of our shareholders. We regularly seek input from our shareholders and this input is incorporated in the CHC Committee’s annual review of our compensation program.

2025 Executive Total Compensation (page 65)

The CHC Committee takes several factors into consideration when establishing our executive compensation target opportunity and structure, including:

•
alignment of compensation programs with growth drivers of the Company’s business;
•
competitive market data (including peer companies, supplemented by published survey data) in order to tailor total compensation (base salary plus the target amounts under our annual cash incentive pay and long-term incentive stock arrangements) to be competitive with the market;
•
Company and individual performance, role and contribution, and executive skill and experience, in order to make adjustments for individual pay levels;
•
emerging best practices in executive compensation presented by its independent compensation consultant;
•
input from shareholders; and
•
a greater emphasis on the variable or at-risk portion of compensation relative to fixed compensation.

8 LABCORP HOLDINGS INC.

PROXY SUMMARY

For 2025, approximately 76% of the total target compensation set by the CHC Committee in February 2025 for Mr. Schechter, our President and Chief Executive Officer (“CEO”), was performance-based and at-risk. For the other Named Executive Officers (“NEOs”), approximately 69% of the average total target compensation was performance-based and at-risk. The charts below show the mix of pay elements included in total compensation opportunities for 2025 for our CEO and an average for our other NEOs:

2026 PROXY STATEMENT 9

PROXY SUMMARY

Our market-leading compensation practices are designed with features to further align the interests of our executives with those of our shareholders:

What We Do
Maintain robust stock ownership requirements for executives (six times base salary for the Chief Executive Officer and three times base salary for Executive Vice Presidents)

Provide an annual target mix of performance oriented long-term stock incentives that include performance shares (generally 60% of target grant value), with the remainder split between non-qualified stock options (20% of target grant value), and restricted stock units (20% of target grant value) with multi-year vesting

Cap annual incentive opportunity to discourage inappropriate risk-taking

Cap cash severance payments to executive officers under arrangements subject to the Company’s Cash Severance Policy at 2.99x the sum of the executive officer’s base salary and target annual incentive award

Maintain an insider trading policy that, among other things, requires pre-clearance of all transactions involving the Company’s common stock , par value $0.10 per share (“Common Stock”) and limits transactions to a specified trading window for key employees

Provide only “double trigger” change-in-control accelerated vesting provisions	Conduct annual shareholder outreach to engage on a variety of matters, including executive compensation
Maintain a robust Incentive Compensation Recoupment Policy that requires clawback of cash- and incentive-based compensation upon the occurrence of certain events	Accrue dividend equivalent rights on restricted stock units and performance shares, which are only paid if and when the underlying shares vest
Provide annual incentives linked to strategic and objective financial goals, which take into account company-wide performance

What We Don’t Do
Allow pledging or hedging of Common Stock	Offer excessive change-in-control benefits
Provide tax gross-ups for compensation, such as severance or change-in-control payments	Pay dividends on unvested performance awards and restricted stock units that are not earned
Use employment agreements except in connection with the hiring of our Chief Executive Officer

10 LABCORP HOLDINGS INC.

Corporate Responsibility Highlights

(PAGE 13)

The Company is committed to operating responsibly in our business activities, investing in the development of our talent and supporting employee experience and well-being, undertaking meaningful and measurable environmental sustainability efforts, and having a positive social impact by supporting our communities. Below are some highlights of our activities in support of these commitments. Additional details of the Company’s efforts are available in our Corporate Responsibility Report available on the Company’s website.

Talent Initiatives & Ongoing Programs	Community Engagement	Environmental Stewardship	Corporate Governance
Programs focused on attracting, developing, and retaining a high‑performing workforce.	Activities that strengthen the Company’s relationship with the communities in which we operate.	Efforts aimed at managing environmental impact and promoting sustainable practices.	Policies, practices, and oversight mechanisms that guide the Company’s leadership and operations.

Talent Initiatives & Ongoing Programs

• Increased our minimum hourly wage for all U.S.-based, non-union employees to $17.75 per hour, representing a $20 million investment in our frontline workforce, who are essential to the Company delivering on its commitment to its patients and customers

• Awarded $103 million in annual merit increases to recognize the Company’s talent and foster competitive pay in the market

• Launched Impact, a global program designed to enhance employee engagement by creating an enterprise-wide platform to celebrate employment achievements and service milestones

• Introduced an AI learning hub to drive workforce enablement and adoption by building foundational capabilities, accelerating readiness, and supporting future innovations

• Continued support of the Company's Employee Resource Groups (“ERGs”), created and led by employee volunteers and open to all employees, of any background

• Received inaugural Forbes America’s Best Employers for Community Culture 2025 Award

CommunitY EnGAGEMENT

• The Company's Access for All initiative fosters a culture of giving back and guides our global community engagement strategy

• Employee volunteerism and charitable giving support communities where we live and work

• The Labcorp Charitable Foundation funds grants focused on health, education, and community development, and in 2025 made charitable contributions to more than 190 programs worldwide

• Eligible employee donations are matched and grants to charities are awarded in recognition of employees’ board or volunteer services

PROXY SUMMARY

2026 PROXY STATEMENT 11

Environment

• Continued our progress on meeting our Science Based Targets (“SBTs”) for combined Scope 1 and 2 emissions and Scope 3 emissions, including decreasing our Scope 1 and 2 (market-based) emissions per million dollars of revenue by 38% versus 2020

• 100% of global biopharma laboratory services laboratories are on renewable electricity and/or renewable energy certificates in 2025

• Improved fuel efficiency of our U.S. vehicle fleet by 10% versus 2021, with all U.S. courier fleet orders in 2025 involving hybrid and electric vehicles

• Earned an EcoVadis rating of Silver and for CDP Climate Change earned an A- overall rating and a supplier engagement rating of an A

Corporate Governance

• Annual election of directors by majority vote

• Majority voting in uncontested director elections

• All independent director nominees, other than our Chief Executive Officer

• Independent Board Committees

• A strong Lead Independent Director

• Annual Board and Committee self-assessments

• Shareholder right to call special meetings

• Cap cash severance payments to executive officers under arrangements subject to the Company’s Cash Severance Policy at 2.99x the sum of the executive officer’s base salary and target annual incentive award

• Annual “say-on-pay” advisory vote

• Anti-Hedging, Clawback, and Anti-Pledging policies

• Shareholder proxy access right

• Robust director stock ownership guidelines

• Active shareholder engagement

• Shareholder right to act by written consent

• Oversight of Company lobbying and political contributions

• Regular executive sessions of independent Directors

• Strategy and risk oversight by full Board and Committees

PROXY SUMMARY

12 LABCORP HOLDINGS INC.

PROXY SUMMARY

Ratification of Auditors

(PAGE 85)

We ask that our shareholders ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Below is summary information about Deloitte & Touche LLP’s fees for services provided in fiscal years 2025 and 2024, respectively.

	2025	2024
Audit Fees(1)	$3,426,343	$3,574,550
Audit Related Fees(2)	—	—
Tax Fees(3)	—	$27,603
All Other Fees(4)	$21,895	$1,895
TOTAL	$3,448,238	$3,604,048

(1)
Includes fees incurred for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K, review of financial statements included in the Company’s quarterly reports on Form 10-Q, and services that were normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements.
(2)
Audit Related Fees for the year ended December 31, 2024 of $449,550 that were primarily for the performance of a statutory audit for a subsidiary and for the issuances of comfort letters and consents were reclassified to Audit Fees.
(3)
Includes fees related to advisory services provided for the Company’s Canadian subsidiary.
(4)
All Other Fees consisted of expenses for accounting research software and expenses related to an executive transition lab.

Proxy Statement

Labcorp is providing you with these proxy materials in connection with its 2026 Annual Meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”), this Proxy Statement, and the 2025 Annual Report were first mailed to shareholders of record on or about April 10, 2026.

2026 PROXY STATEMENT 13

CORPORATE GOVERNANCE

Driven by our mission to improve health and improve lives, Labcorp is committed to maintaining strong corporate governance practices. We believe that a company’s success is measured not only by its financial performance, but also by how it conducts its business, how it treats its people, and how it impacts our society. Our investments in our workforce and communities, together with our efforts to preserve the environment and continuously evolve our operations in more sustainable ways, reinforce our commitment to improving health and improving lives across the global communities we serve.

Corporate Responsibility

We publish a Corporate Responsibility Report (“CRR”), which highlights our commitment to environmental and social responsibility, including our progress against our 2025 environmental sustainability goals. A copy of our 2025 CRR will be available under the “Corporate Governance” section of the Investors page on our website. Nothing on our website, including our 2025 CRR, shall be deemed incorporated by reference into this Proxy Statement.

Labcorp’s Corporate Responsibility Executive Steering Committee, comprised of cross-functional and senior management leaders, drives our long-term vision and strategic priorities in key corporate responsibility areas. The Executive Steering Committee regularly evaluates our performance across environmental sustainability, employee well-being, corporate social responsibility, governance, and relevant public policy issues. The Executive Steering Committee regularly reports to the Executive Committee and the Board on corporate responsibility matters to provide alignment, consistency, and efficiency on oversight and implementation of corporate responsibility matters.

Environmental

We received approval in 2023 of our SBTs for combined Scope 1 and 2 emissions and Scope 3 emissions from the Science Based Targets initiative. We also continued to assess and act on opportunities within our operations and activities linked to our sustainability drivers and made notable progress toward our near-term environmental and sustainability targets. For example, versus 2020, per million dollars of revenue, we have decreased our Scope 1 and 2 (market-based) emissions by 38%, reduced our total water withdrawal by 24%, and increased our waste reclaimed by 16%. Moreover, versus our 2021 baseline, we have improved the fuel efficiency of our U.S. vehicle fleet by 10% with a total of over 2,500 hybrid or electric vehicles within our fleet. In 2025, we achieved 100% of global biopharma laboratory services laboratories on renewable electricity and/or renewable energy certificates, and approved nearly 70 projects totaling $420 million in capital across our facilities and infrastructure containing sustainability benefits. Additionally, in 2025, Labcorp teams around the world took meaningful action to strengthen the Company’s commitment to biodiversity, focusing on projects that aim to restore habitats, support pollinators, and promote environmental stewardship.

We also continue to participate in the EcoVadis and CDP environmental sustainability ratings. In 2025, we earned an EcoVadis rating of Silver. For CDP Climate Change, we earned an A- overall rating and a supplier engagement rating of an A. We continue to use the knowledge gained from our EcoVadis and CDP participation to refine our carbon and energy reduction strategy.

Our Board has delegated the oversight of our environmental risks and initiatives to our Quality and Compliance Committee.

Human Rights

We recognize the importance of maintaining and promoting fundamental human rights in our operations and throughout our supply chain, and we operate under principles and guidance derived from the United Nations, the International Labor Organization, and the Organization for Economic Cooperation and Development. Our Quality and Compliance Committee and CHC Committee have oversight over these risks and report regularly to the Board. The Company operates under policies and programs that (i) promote fair and equitable wages, benefits, and other conditions of employment in accordance with local laws,
(ii) recognize employees’ right to freedom of association, (iii) provide humane and safe working conditions, (iv) support a work environment that is free from human and sexual trafficking, forced and bonded labor, and unlawful child labor, (v) promote a workplace free of discrimination and harassment, and (vi) address the human rights and environmental issues connected with the mining and trading of conflict minerals.

Talent Initiatives and Ongoing Programs

Our global talent is core to our ability to innovate and meet a wide range of patient and customer needs. Our talent initiatives support the development of inclusive leadership and culture, enhancing the team member experience, and supporting community engagement and patient focus.

We have the honor of being recognized as a top company and workplace by many of the world's most influential publications and organizations. Some of the awards and recognitions we received in 2025 include: being named to Fortune’s World’s Most Admired Companies™; inaugural Forbes, America’s Best Employers for Company Culture 2025; Forbes, America’s Best Large Employers; Forbes, America’s Best Employers for Tech Workers; Newsweek America’s Greatest Workplaces by State, America’s Greatest Workplace for Veterans, and Military Friendly® Company.

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CORPORATE GOVERNANCE

The CHC Committee oversees our strategic framework to advance our culture. With a workforce of nearly 71,000 employees across 17 countries, our mission to improve health and improve lives is at the core of our culture. To drive our global growth strategy and advance our mission, we prioritize building an engaged, highly skilled, and inclusive workforce. Our Employee Value Proposition, “Embrace Possibilities, Change Lives,” reflects insights from comprehensive employee surveys and aligns with our values, mission, and strategic objectives. Our efforts to be an employer of choice are guided by four pillars: (i) Impact; (ii) Belonging; (iii)
Discovery; and (iv) Advancement. In support of these pillars, in 2025 the Company implemented various actions, including the following:

•
increased our minimum hourly wage for all U.S.-based, non-union employees to $17.75 per hour, representing a $20 million investment in our frontline workforce, who are essential to the Company delivering on its commitment to its patients and customers;
•
awarded $103 million in annual merit increases to recognize the Company’s talent and foster competitive pay in the market;
•
continued our Advance Together listening strategy, which involves regular surveys and feedback opportunities, enable us to act on areas of improvement and drive meaningful, responsive changes to the work environment;
•
based on feedback from the Advance Together survey, launched Impact, a global program designed to enhance employee engagement by creating an inclusive process for recognizing service milestones and impactful achievements;
•
introduced an AI learning hub to drive workforce enablement and adoption by building foundational capabilities, accelerating readiness, and supporting future innovations;
•
continued investment in Labcorp’s Best You Total Wellbeing Program, which supports well-being initiatives and access to quality healthcare for our employees, including a new, comprehensive alternative health plan with lower contributions or zero-dollar services for labs, virtual care, physical therapy, and musculoskeletal surgeries;
•
offered comprehensive range of learning and development opportunities for our employees, resulting in more than 12,000 courses, nearly 622,000 hours of training, and more than 23,000 hours of professional development for our employees; more than 3,900 employees pursued higher education through our Labcorp Education Advantage program that offers traditional tuition reimbursement and programs that cover up-front tuition costs; and
•
continued opportunities for greater engagement between employees and management, including quarterly global town halls, which are held virtually and are open to all employees, interactions with front-line employees on visits to our facilities, and in-person town halls with employees across business units and functions.

Our employees also have continued to engage through our expanding array of ERGs, another avenue through which we strive to support inclusiveness. ERGs are led by employee volunteers and are important resources to foster cross-company connections, encourage belonging, support career development, and champion employee voices. The Company now has nine unique ERGs with 123 chapters globally. Each ERG has executive sponsorship from senior leadership and is open to all employees, of any background.

Community

Labcorp’s mission to improve health and improve lives around the globe extends beyond healthcare settings. The Access for All initiative, established in 2023, serves as the cornerstone of Labcorp’s community engagement strategy, guiding the collective efforts of the Company, its employees, and The Labcorp Charitable Foundation. Focused on health and well-being, education, and community development, the initiative leverages our resources, expertise, and global reach to deliver meaningful support through strategic philanthropy and employee volunteerism.

In 2025, colleagues continued to support various annual company-wide employee engagement efforts, including Cards of Encouragement, World Blood Donor Day, the Employee Giving Campaign, and the Healthy Communities Contest, demonstrating their ongoing commitment to supporting patients and strengthening the communities we serve.

For example, through the global Employee Giving Campaign, colleagues supported eight featured charitable organizations advancing healthcare research, providing services to underserved populations, and assisting communities affected by disasters. Employee contributions were eligible for a matching gift from The Labcorp Charitable Foundation. In 2025, the program expanded to include a volunteer initiative encouraging employees to address food insecurity by supporting local food banks and soup kitchens.

Additionally, for the third consecutive year, in 2025, Labcorp hosted the Team Up for Healthy Communities contest, a three-month global Initiative that encourages employee teams from across the globe to volunteer in their local communities. The Labcorp Charitable Foundation provided financial support to nonprofit organizations selected by each winning team, further amplifying the impact of employee service.

The Labcorp Charitable Foundation, a private 501(c)(3) organization funded by Labcorp, is committed to advancing the Company’s philanthropic priorities. Since its inception, the Foundation has awarded over 700 grants, including more than 190 grants in 2025, supporting a range of initiatives addressing food insecurity, expanding access to healthcare, advancing medical research, and promoting science, technology, engineering and mathematics (STEM) education for underserved populations.

The Foundation also supports disaster relief through its participation in the American Red Cross Disaster Responder Program, which provides emergency assistance; disaster preparedness; food, shelter and relief items; health and emotional support; and community recovery leading up to and following a disaster or crisis. During the year, Labcorp employees also mobilized to raise funds and provide assistance following natural disasters, including flooding in Texas and wildfires in California.

In addition to its grantmaking, the Foundation supports employee-driven philanthropy through two signature programs: Double Your Donation and Dollars for Doers. These initiatives match employee contributions and recognize volunteer and board service with Foundation-funded donations to eligible nonprofit organizations.

2026 PROXY STATEMENT 15

CORPORATE GOVERNANCE

Shareholder Engagement

The Company maintains regular communication with shareholders to understand their perspectives and has established a proactive, cross-functional shareholder engagement program. Throughout the year, members of Investor Relations and the Office of Corporate Secretary engage with shareholders to remain informed about their views on current issues and to address questions or concerns. These teams serve as liaisons among shareholders, senior management, and the Board. The Company also seeks to engage through additional outreach opportunities and events as appropriate.

During the year, we engaged with shareholders representing more than 80% of the Company's outstanding shares through over 300 in-person and virtual meetings and calls. These discussions provided opportunities to exchange views on the Company's financial performance, progress against strategic priorities, differentiated and innovative solutions, corporate governance practices and executive compensation program, corporate responsibility initiatives and policies, and enterprise risk management.

In addition, the Company conducts a formal shareholder outreach program focused on corporate governance, executive compensation, and corporate responsibility matters. We believe it is most productive to engage on these topics well in advance of the Company’s Annual Meeting of Shareholders, allowing management and the Board sufficient time to consider shareholder perspectives and make informed, deliberate decisions that are balanced, appropriate for the Company’s diverse shareholder base, and in the best interests of the Company.

The Board values the input received from our shareholder engagement program. After reviewing the shareholder feedback with management, the Board uses this input as it considers long-term business strategy, executive compensation, corporate governance, and other emerging areas of shareholder interest.

We also consider the outcome of our annual say-on-pay votes when making executive compensation decisions. See “Proposal Two — Advisory Vote to Approve the Compensation of our Named Executive Officers” below for this year’s “say-on-pay” proposal. Last year, approximately 92% of the shareholders’ votes represented at the 2025 Annual Meeting of Shareholders and entitled to vote on this proposal voted in favor of the proposal. The CHC Committee believes that this approval by a substantial majority of our shareholders demonstrates strong support for our approach to executive compensation and, as a result, the CHC Committee continues to evaluate executive compensation using the same clear principles of performance-based compensation.

Engagement Cycle

In 2025, the Company continued its shareholder engagement program, conducting outreach focused on corporate governance, executive compensation, corporate responsibility, and other matters important to our shareholders. As part of this program, we conducted targeted outreach, in advance of the Company’s Annual Meeting of Shareholders, to solicit shareholder feedback and perspectives on these matters.

Shareholder Engagement in 2025
Topics Discussed with Shareholders in 2025
•
Company strategy
•
Board focus and oversight relating to environmental and sustainability efforts, data privacy and security, AI, and employee health and safety
•
Board leadership, composition, refreshment, and tenure
•
Cybersecurity
• AI governance • Shareholder proposals • Executive compensation practices, specifically pay-for-performance and alignment with strategy • Lobbying and government relations policies • Management succession	• Enterprise risk management, including compliance, cybersecurity, and third-party risk management • Regulatory environment • Sustainability reporting and goals

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CORPORATE GOVERNANCE

Board Structure and Independence

Our Board believes that strong corporate governance is the key to maintaining the trust and confidence of our investors, employees, customers, and the communities that we serve. Our Board structure and independence helps establish the foundation needed to operate our business with integrity and accountability and in alignment with the long-standing interests of our shareholders. Below are highlights of how our Board facilitates strong corporate governance at Labcorp.

Governance Highlights

Highly Independent and Diverse Board
•
Ten of our eleven director nominees are independent
•
All Board Committees are 100% independent
•
Seven of our independent director nominees, representing over two-thirds of our independent director nominees, are gender or ethnically/racially diverse
• Directors bring a wide array of qualifications, skills, backgrounds, and attributes to our Board; see “Evaluation of Director Candidates” on page 23
	•	•
Strong Lead Independent Director	• Active Lead Independent Director with a clearly defined role and responsibilities

Frequent Executive Sessions	• Independent directors with clearly defined role and responsibilities	• Five executive sessions held in 2025

Active Board Refreshments
•
Six of our independent director nominees, representing nearly two-thirds of the independent director nominees, joined the Board within the past seven years, including one in each of 2025 and 2026
•
New Lead Independent Director in 2023
•
New Chair of the Quality and Compliance Committee in 2024, in addition to new Chairs in 2023 of the CHC Committee and the Nominating and Corporate Governance Committee

•
Balanced mix of short- and long-tenured non-executive directors; average tenure of approximately eight years for our director nominees
•
Director nominees of varying ages from 47 to 70, providing a mix of perspectives
•
Annual review of the appropriate skills and characteristics required of the Board in the context of the Company’s current business needs and strategic priorities to ensure a diverse and robust range of necessary skill sets

	•	•
Accountability and Engagement
•
Annual election of directors using majority vote standard (no staggered board); plurality standard for contested elections
•
Active shareholder engagement, with regular shareholder outreach on issues including Company performance, executive compensation, and corporate responsibility policies and practices
•
Annual self-assessment of performance and effectiveness conducted by the Board and each Committee
• 2025 outreach to shareholders representing over 80% of voting shares, including over 300 in-person and virtual meetings and discussions, including discussions with our largest institutional holders
	•	•
Proxy Access	• Proxy access allows eligible shareholders to submit nominees to be included in the Company’s proxy statement
	•	•
Shareholder Rights	• Shareholders can act by written consent between meetings	• Shareholders owning 10% of our Common Stock can call a special meeting of our shareholders in accordance with Labcorp’s Amended and Restated By-Laws (the “By-Laws”)
•
Equity Ownership Guidelines	• Six times annual base salary for the CEO • Three times annual base salary for all Executive Vice Presidents	• A value of five times annual director retainer for independent directors
•
Succession Planning	• The CHC Committee has primary responsibility for CEO and key executive succession planning	• Succession and executive development are discussed with the CEO, as well as without the CEO present in executive sessions

Director Orientation and Development	• Orientation and training programs for new directors on topics that include strategic plans, financial statements, governance, and key policies and practices	• Continuing education and ongoing training for directors

Risk Management Oversight	• Board has principal responsibility for oversight of our risk management process, including data security, privacy, and corporate responsibility matters
•
The Audit, Compensation and Human Capital, Quality and Compliance, and Nominating and Corporate Governance Committees each are responsible for certain significant functional areas of risk management as outlined under “Board’s Role in Risk Management” (page 20)

2026 PROXY STATEMENT 17

CORPORATE GOVERNANCE

Board Composition

The cornerstone of our governance philosophy is an independent and highly qualified Board. All directors are elected annually by a majority of votes cast by shareholders. All Board Committees are composed entirely of independent directors.

Labcorp’s By-Laws and Corporate Governance Guidelines provide for a Board comprised of no fewer than one and no more than fifteen directors, and no fewer than eight and no more than fifteen directors, respectively. There are currently eleven members of the Board, and each member is standing for election at the 2026 Annual Meeting. In December 2025, Dr. D. Gary Gilliland retired from the Board. For more details about the nominees for directors and their biographies, please see “Proposal One — Election of Directors” (page 33).

The Board carefully evaluates each director candidate based on selection criteria and overall priorities for Board composition, including the Board’s commitment to intentionally cultivating an inclusive pool of individuals from which director nominees may be selected. The selection criteria are periodically reviewed by the Nominating and Corporate Governance Committee, with input from the rest of the directors. As our directors’ commitments change, the Nominating and Corporate Governance Committee annually evaluates each director’s prior service on and contributions to the Board, to ensure that their service continues to be in the best interests of the Company and our shareholders. We believe that a range of tenure among Board members, coupled with a variety of backgrounds, ensures a balanced mix of longer tenured directors with deep perspectives on our business with fresh and diverse perspectives in the boardroom. Six of the ten non-employee director nominees joined the Board within the past seven years.

It is the policy of the Board that any director who experiences a significant change in responsibilities in such director’s present job will tender their resignation to the Chair of the Board for consideration by the Nominating and Corporate Governance Committee, which will recommend to the Board the action to be taken with respect to the resignation. In May 2025, Mr. Neupert announced that he would be appointed as Interim CEO and chairman of Fortrea Holdings Inc. (“Fortrea”). In June 2025, Ms. Parham announced she was stepping down in 2025 from her role as President of Global E-Commerce and Business Development of Universal Music Group. Ms. Parham and Mr. Neupert each submitted offers of resignation to the Board. Following a review and upon a recommendation of the Nominating and Corporate Governance Committee, the Board declined each of their offers of resignation.

The following charts provide information on the expected composition of the directors on our Board if the current nominees are elected at the 2026 Annual Meeting.

DIRECTORS

DIRECTOR DIVERSITY

DIRECTOR TENURE

0-5 years
6-12 years
+13 years

DIRECTOR AGE

≤ 60 years of age
61-70 years of age

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CORPORATE GOVERNANCE

Board Best Practices

We expect high standards of ethical conduct from our directors and management as described in our Corporate Governance Guidelines and Code of Conduct and Ethics, both of which are available under the “Corporate Governance” section of the “Investors” page of our website at www.Labcorp.com. We have included some highlights from these principles and a summary of key governance practices below.

Board Independence

The Board believes that a substantial majority of its members should be independent, non-employee directors. The Board has established guidelines for determining director independence that are consistent with the current listing standards (the “Listing Standards”) of the New York Stock Exchange (the “NYSE”). In addition, director affiliations and transactions are regularly reviewed to ensure that there are no conflicts or relationships that might impair a director’s independence from the Company, senior management, and our independent registered accounting firm, as defined in the Listing Standards. Other than Mr. Schechter, all of our current Board members and all of the nominees for director qualify as “independent” as defined in the Listing Standards.

Board Leadership Structure

The Chair of the Board leads the Board and oversees Board meetings and the delivery of information necessary for the Board’s informed decision making. The Chair also serves as the principal liaison between the Board and our management. The Board and the Board’s Nominating and Corporate Governance Committee routinely evaluate whether the roles of Chair and CEO should be separated or combined based on its judgment as to the structure that best serves the interests of the Company at the time. At this time, the Board believes that the positions of Chair and CEO should be held by the same person, as this combination provides unified leadership and direction in the management of the Company, contributing to cohesive, strong, and effective long-term vision and strategy, and delivering superior performance for our shareholders. This perspective also takes into account that the Company’s business is complex, with nearly 71,000 people employed worldwide. Our CEO has a deep understanding of the Company’s complex and multifaceted business and global operations, and we therefore believe that he is best placed to raise critical issues that require Board attention and facilitate timely and unfiltered communication between the Board and management.

Lead Independent Director

To ensure strong independent oversight under this leadership structure, since 2009, the Board has required that an independent director serve as Lead Independent Director when (i) the CEO also serves as Chair; or (ii) the Chair otherwise is not an independent director. Accordingly, since 2009, the Board has appointed an active Lead Independent Director, with clearly defined roles and responsibilities that support independent oversight of management. In appointing the Lead Independent Director, the Board carefully considers the skills and experience necessary to undertake the role. The Board believes that appointing a Lead Independent Director provides an efficient and effective leadership model for the Company by fostering clear accountability, effective decision-making, robust risk oversight, alignment on corporate strategy between the Board and management, and a cohesive public face for the Company’s independent Board members. The Company’s Corporate Governance Guidelines provide for the election of the Lead Independent Director by the independent directors of the Board, rather than the full Board.

The role of the Lead Independent Director is designed to provide meaningful independent leadership and oversight of management and has significant authority and responsibilities set forth in the Company’s Corporate Governance Guidelines. These include:

Board Meetings and Executive Sessions
•
The authority to call meetings of the independent members of the Board
•
Presiding at executive sessions of the Board
•
Presiding at special meetings of the Board, which the Lead Independent Director may direct the Chair to call from time to time in accordance with the Chair’s authority under the By-Laws

Communicating with Management	• Reporting the results of executive sessions to the Chair • Providing feedback from executive sessions to the Chair • Serving as the principal liaison between the independent directors and the Chair
Agendas	• Reviewing and approving Board meeting agendas • Working with the Chair to facilitate timely and appropriate information flow to the Board
Meeting Schedules	• Responsible for coordinating the activities of the independent directors. • Reviewing and approving Board meeting schedules to ensure sufficient time for discussion of all agenda items
Communicating with Shareholders and Stakeholders	• Being available, as appropriate, to communicate with the Company’s shareholders
Advisory Matters	• Advising the Chair with respect to consultants who report directly to the Board

2026 PROXY STATEMENT 19

CORPORATE GOVERNANCE

Consistent with this governance framework, effective June 5, 2023, our independent directors appointed Dr. Kong as our Lead Independent Director. In his role as the Lead Independent Director, Dr. Kong meets regularly with Mr. Schechter to review Board agendas, operations, and strategic issues discussed with the Board and other matters relating to the Board’s oversight functions. Dr. Kong also leads the Board in its review of the Company’s enterprise risk management process and the comprehensive assessment of key risks to the Company. Dr. Kong also serves as the Chair of the Nominating and Corporate Governance Committee and, therefore, oversees the Committee’s role in the Board self-assessment process. In 2025, Dr. Kong was appointed the Vice Chairman of the Board. The Vice Chairman designation supports continuity and effective Board leadership, including the ability to preside at the Board (and, as applicable, shareholder) meetings in the absence of the Chair, consistent with the Company’s By-Laws.

Independent executive sessions are a core element of the Board’s governance structure. The Company’s Corporate Governance Guidelines provide that the independent directors shall meet on a periodic basis, but no fewer than five times a year on the same day as the regularly scheduled Board meetings. Accordingly, the independent directors of the Board hold executive sessions without Company management. These sessions are generally held at each regularly scheduled meeting of the Board, and at each special meeting of the Board upon the request of a majority of the independent directors attending the special meeting. In 2025, Dr. Kong, in his capacity as Lead Independent Director, chaired five meetings of the independent directors to discuss strategy, executive compensation, succession planning, and other matters.

Annual Self-Assessment

As part of its commitment to strong governance, the Board conducts an annual self-assessment of its performance and effectiveness. The purpose of the self-assessment is to determine whether the Board and its committees are functioning effectively and to improve the performance of the Board as a unit. The self-assessment process fosters frank exchanges between directors and helps guide suggested changes or additions to committee responsibilities and operations.

As part of the assessment, each director completes detailed questionnaires (including a peer evaluation and an evaluation of each committee on which the director is serving) developed by the Lead Independent Director, and the Lead Independent Director then conducts individual interviews with each director. The Lead Independent Director then leads a discussion of relevant information from the annual self-assessment with the Nominating and Corporate Governance Committee and separately with the full Board. In addition, each Board Committee conducts a similar self-assessment of its performance focused on such committee’s key responsibilities. Feedback from the committees’ self-assessments is reviewed in the applicable committee and also presented to the full Board for review and discussion. These processes allow for each director to individually reflect on Board and committee effectiveness, as well as to discuss performance as a group, providing a meaningful tool to focus on individual and collective areas for improvement.

As part of the self-assessment process and the process of considering non-employee directors for reappointment, the Nominating and Corporate Governance Committee also reviews each director’s commitments, including each director’s prior service on and contributions to the Board, job responsibilities, service on other public company boards and leadership positions on any such boards, in accordance with the requirements of our Corporate Governance Guidelines, including related to limitations on serving on other public company boards, and confirms the commitment of each director. All of our directors are currently in compliance with our director commitments policy as set forth in our Corporate Governance Guidelines.

Board Oversight

Oversight of Risk Management

The Board oversees management’s establishment and maintenance of the Company’s risk management processes and regularly receives direct reports from members of management responsible for the Company’s operations. The Board has delegated oversight of certain categories of risk to the Board’s Committees, consistent with each Committee’s charter and areas of responsibility. The Committees oversee risks within their respective areas of focus, receive regular updates from management, and report significant matters to the full Board, as appropriate. Additional information regarding the Committees’ oversight responsibilities is described in the “Board Committees and Their Functions” section below. The Board also encourages management to promote a corporate culture that integrates risk management into the Company's corporate strategy and day-to-day business operations in a manner consistent with the Company's targeted risk profile.

The Board annually reviews the Company’s enterprise risk management process. This includes assessment of key financial, operational, information technology and security, medical and scientific standards of care, and regulatory risks. The Board also evaluates risks related to the Company’s strategic plan, competitive activities, human capital management, and technological developments, as well as factors that may mitigate those risks.

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CORPORATE GOVERNANCE

BOARD COMMITTEE STRUCTURE

AUDIT COMMITTEE	COMPENSATION AND HUMAN CAPITAL COMMITTEE	QUALITY AND COMPLIANCE COMMITTEE	NOMINATING & CORPORATE GOVERNANCE COMMITTEE
•
Assesses major financial risk exposures and steps taken by management to address the same
•
Reviews risks identified during the internal and external auditors’ risk assessment procedures
•
Responsible for oversight and review of cybersecurity and other information technology risks, controls and procedures, and plans to mitigate cybersecurity risks and respond to cybersecurity incidents
•
Responsible for the review of the system and controls over reporting that the Company has in place to ensure the accuracy of key disclosures related to corporate responsibility matters

•
Reviews compensation plans and practices for consistency with best practices, alignment with the shareholders’ interests, and support of the Company’s objective to attract and retain skilled and talented employees
•
Oversees policies, objectives, disclosures, and risks related to the Company’s culture and human capital management
•
Responsible for oversight of the Company’s Incentive Compensation Recoupment Policy, which provides the Committee with the ability to “clawback” incentive compensation

•
Oversees management of risks relating to quality and compliance matters, including compliance with applicable legal, regulatory, operational, environmental, sustainability, and health and safety requirements
•
Periodically reassesses the adequacy of the investigation and remediation practices for quality and compliance issues
•
Responsible for overseeing management of corporate responsibility activities, objectives and disclosures relating to environmental, sustainability, employee health and safety, and compliance and quality matters
•
Periodically reassesses the adequacy of quality and compliance policy development, education, and training

•
Manages risks associated with corporate governance programs and practices
•
Assists in identifying individuals qualified to become Board members in accordance with the Company’s Corporate Governance Guidelines
•
Oversees the Board’s annual assessment of its performance
•
Oversees the Company’s Lobbying and Political Contributions Policy and provides oversight of the Company’s lobbying expenditures and activities and political contributions, on which the Committee will receive updates by the Company’s Chief Legal Officer and Senior Vice President of Global Government Relations & Public Policy

Oversight of Cybersecurity Risk Management

The Board receives briefings on the Company’s cybersecurity from the Chief Information Risk Officer and the Chief Information and Technology Officer at least annually. In addition, the Audit Committee regularly reviews the Company’s cybersecurity and other information technology risks, controls, and procedures, including the potential impact of such risks on the Company’s business, financial results, operations, and reputation, and plans to mitigate cybersecurity risks and respond to cybersecurity incidents. The Audit Committee routinely receives reports at its regularly scheduled meetings from the Chief Information Risk Officer and the Chief Information and Technology Officer on, among other things, the Company’s cyber risks and threats, the status of projects to strengthen the Company’s information security systems, assessments of the Company’s security program, prior incidents, and the emerging cyber threat landscape.

Oversight of Artificial Intelligence Governance

The Company has established an AI governance structure that includes oversight by the Board, an AI Code of Ethics, and an ethics board that is comprised of members from compliance, law, information technology, security, human resources, and other departments. This ethics board is dedicated to identifying and mitigating ethical risks in the design, development, and use of AI by Labcorp and its vendors and subcontractors.

Within this framework, the Company deploys AI and machine-learning tools to enhance operational efficiency, supplement existing data analytics initiatives, and support clinical decision-making. These AI-enable tools are used to streamline workflows, improve access to clinically relevant information for healthcare providers, and advance innovation across the enterprise. Across all uses, the Company emphasizes responsible deployment, supported by ethical guidelines, cross-functional oversight, transparency, data protection, and appropriate uses of AI technologies.

2026 PROXY STATEMENT 21

CORPORATE GOVERNANCE

Oversight of Compensation Risk Assessment

The CHC Committee regularly reviews the Company’s compensation policies and procedures to ensure that those practices are consistent with emerging best practices, are aligned with the shareholders’ interests, and support the Company’s objective to attract and retain skilled and talented employees. Throughout the year, management reviews compensation policies, practices, and changes in applicable regulations with the CHC Committee, including the impact of the Company’s pay practices on the Company’s risk profile. The CHC Committee also works directly with its independent compensation consultant, Frederic W. Cook & Co. (“FW Cook”), evaluating the Company’s compensation philosophy and objectives to identify potential risks in the Company’s pay practices. After reviewing FW Cook’s analysis and the CHC Committee’s findings, the Board has concluded that our compensation policies and practices are aligned with the interests of shareholders, appropriately reward pay for performance, and do not create risks that are reasonably likely to have a material adverse effect on the Company.

Oversight of Corporate Responsibility

The Board has principal responsibility for oversight of corporate responsibility topics, including environmental, social, human capital management, and governance, and delegates targeted oversight of specific areas of focus to its standing committees. For example, our CHC Committee oversees our human capital management risks, and regularly receives updates at its meetings from our Chief Human Resources Officer. Our Quality and Compliance Committee has oversight of our environmental sustainability and health and safety risks. Our Audit Committee is responsible for the review of the system and controls over reporting that the Company has in place to ensure the accuracy of key disclosures related to environmental, social, and governance matters. Our Nominating and Corporate Governance Committee has oversight of our governance risks. Each committee regularly reports to the full Board.

Identification and Evaluation of Director Candidates

Identification of Director Candidates

The Nominating and Corporate Governance Committee recommends a slate of directors to the Board for election by the Company’s shareholders at each annual meeting of shareholders and also recommends candidates to the Board to fill any vacancies. Members of the Board are encouraged to identify potential candidates, who are then evaluated by the Committee. In addition, the Committee is authorized to engage professional search firms at the Company’s expense to assist with the identification, evaluation, and due diligence of potential nominees for the Board. The Committee believes it is important to maintain a Board with diverse experiences and expertise in a range of areas including industry, operations, scientific and medical, financial, global business, and executive leadership.

The Committee annually evaluates each director’s prior service on and contributions to the Board and considers other commitments of Board members and candidates, including other public company leadership roles and service on other public company boards, including board and board committee leadership roles. We also evaluate directors’ service on boards and board committees of companies in different markets around the world, as responsibilities and time requirements can vary. Relatedly, we limit the number of public company boards on which directors who are executive officers of the Company and non-employee directors can serve to two and five, respectively, each including our Board. We also limit the number of public company board audit committees that directors can serve on to three, including the Audit Committee of our Board, unless the Board determines that such service would not impair the ability of the director to effectively serve on the Company’s Audit Committee. Each of our directors is in compliance with these board and board committee time commitment policies, and we believe each of our directors has the capacity to continue to effectively serve on the Board and the Board Committees of which they are a member.

Shareholders may also suggest individuals to be considered by the Board as potential nominees for election to the Board. A shareholder may submit an individual for consideration by the Board of Directors in connection with the 2027 Annual Meeting of Shareholders by providing certain information as set forth in the By-Laws, in writing, to the Corporate Secretary of the Company at 358 South Main Street, Burlington, North Carolina 27215. These suggestions for the 2027 Annual Meeting must be received no earlier than the 120th day prior to the anniversary date of the 2026 Annual Meeting (i.e., January 21, 2027) and no later than the 60th day prior to the anniversary date of the 2026 Annual Meeting (i.e., March 22, 2027). Nominees that comply with the foregoing procedures will receive the same consideration as other candidates identified by or to our Nominating and Corporate Governance Committee.

Under the Company’s proxy access by-law, eligible shareholders also may submit their own nominations to the Board to be included in the Company’s Proxy Statement for the 2027 Annual Meeting of Shareholders. The By-Laws permit a shareholder, or a group of up to 20 shareholders, owning three percent or more of outstanding Common Stock continuously for at least three years, to nominate and have included in the Company’s proxy materials persons for election to the Board constituting up to 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy certain requirements specified in the By-Laws. For a shareholder nominee to be included in the Company’s Proxy Statement for the 2027 Annual Meeting of Shareholders under the proxy access by-law, the information required by the By-Laws must be received by the Corporate Secretary of the Company at the address provided above no earlier than the close of business on the 150th day prior to the anniversary date of the distribution of this Proxy Statement (i.e., November 11, 2026) and no later than the close of business on the 120th day prior to the anniversary date of the distribution of this Proxy Statement (i.e., December 11, 2026).

The By-Laws may be obtained free of charge by writing to the Company’s Corporate Secretary and are included as Exhibit 3.2 to the 2025 Annual Report.

22 LABCORP HOLDINGS INC.

CORPORATE GOVERNANCE

When evaluating prospective candidates for director, including those nominated by shareholders, the Nominating and Corporate Governance Committee conducts individual evaluations of the candidates, taking into account the criteria enumerated in the Company’s Corporate Governance Guidelines (see description below). Among other things, the Committee considers whether prospective candidates have:

•
personal and professional integrity;
•
skills and experience to advise the Company regarding its medical, scientific, operational, strategic, and governance goals;
•
interest, capacity, and willingness to serve the long-term interests of the Company’s shareholders;
•
ability and willingness to devote the required amount of time to the Company’s affairs, including attendance at Board and Committee meetings;
•
exceptional ability and judgment; and
•
freedom from personal and professional relationships that would adversely affect the ability to serve the best interests of the Company and its shareholders.

2026 PROXY STATEMENT 23

CORPORATE GOVERNANCE

The Company’s Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee is responsible for reviewing with the Board the appropriate skills and characteristics required of Board members in the context of the Company’s business needs and the current composition of the Board. This assessment includes, among other characteristics, background, skills, and expertise in the context of the perceived needs of the Board at the time of such assessment. The Company believes that Board membership should reflect diversity in its broadest sense, including persons diverse in demographics, skills, experience, and geography, and actively considers these factors in its analysis of potential nominees. The Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions, including experience with publicly traded national, international, or multinational companies, executive or financial management experience, and/or achievement with distinction in their chosen fields. The Board believes that its composition reflects a balance of skills, experiences, diversity, and expertise that provides strong and broad oversight, practical experience, and strategic vision to the Company.

Director candidates, other than sitting directors, may be interviewed by the Chair of the Nominating and Corporate Governance Committee, other directors, the CEO, the Chief Human Resources Officer, and the Corporate Secretary. The results of these interviews, as well as any other materials received by the Nominating and Corporate Governance Committee that it deems relevant, are considered by the Nominating and Corporate Governance Committee in making its recommendation to the Board.

As part of the Company’s ongoing Board renewal and succession planning process, the Nominating and Corporate Governance Committee sought to enhance the Board’s mix of skills and experience, with a particular focus on industry leadership, innovation, and medical and health system expertise relevant to the Company’s strategy. In connection with this effort, the Board engaged Spencer Stuart, a professional search firm, to assist in identifying potential director candidates.

Following a comprehensive search and evaluation process, and based on the recommendation of the Nominating and Corporate Governance Committee, the Board appointed Victor Bulto, a seasoned pharmaceutical executive and member of Novartis’ executive leadership team, to the Board on December 1, 2025, and John H. Sampson, M.D., Ph.D., a respected leader in academic medicine, clinical practice, health system strategy, and research, to the Board on February 9, 2026. These appointments reflect the Board’s deliberate and ongoing refreshment process and its focus on aligning director expertise with the Company’s evolving strategic priorities.

Communications with the Board

Shareholders and interested parties may communicate with the Board, individually or as a group, by submitting written communications to the appropriately addressed Board member(s), c/o Corporate Secretary, Labcorp Holdings Inc., 358 South Main Street, Burlington, North Carolina 27215.

All communications with the Board will be reviewed initially by the Corporate Secretary, who will relay all communications to the appropriate director or directors unless the communication is:

•
an advertisement or other commercial solicitation or communication;
•
obviously frivolous or obscene;

•
unduly hostile, threatening, or illegal; or
•
related to trivial matters (in which case it will be delivered to the intended recipient for review at the next regularly scheduled Board meeting).

Directors may decide whether any of the communications addressed to their attention should be presented to the full Board, to one or more of its committees, or to the Company’s management. Each director also has the discretion to determine whether a response to the person sending the communication is appropriate. Any response will be made through the Company’s Corporate Secretary in accordance with the Company’s policies and procedures and applicable law, and regulations relating to the disclosure of information.

The Nominating and Corporate Governance Committee, comprised entirely of independent, non-employee directors, has reviewed and approved the foregoing procedures and is responsible for recommending changes to the procedures as necessary.

24 LABCORP HOLDINGS INC.

CORPORATE GOVERNANCE

Board Committees and Their Functions

The Board has four standing committees that are each composed entirely of independent directors. The Nominating and Corporate Governance Committee reviews committee and committee Chair assignments annually and recommends committee rosters to the full Board after considering factors such as the directors’ business and corporate governance experience, their preferences, criteria for specific committee service, and the directors’ other responsibilities and scheduling flexibility. While there is no specific requirement for committee refreshment, the Nominating and Corporate Governance Committee will recommend changes that are intended to ensure that the membership of each committee reflects the appropriate mix of tenure, experience, and fresh perspectives. Committee membership shown below is as of March 26, 2026.

27 Board and Committee meetings held in 2025

Name	Audit Committee	Compensation and Human Capital Committee	Nominating and Corporate Governance Committee	Quality and Compliance Committee

KERRII B. ANDERSON

VICTOR BULTO	*

JEFFREY A. DAVIS	Chair

KIRSTEN M. KLIPHOUSE

GARHENG KONG, M.D., PH.D. Vice Chairman and Lead Independent Director			Chair

PETER M. NEUPERT

RICHELLE P. PARHAM		Chair

PAUL B. ROTHMAN, M.D.				Chair

JOHN H. SAMPSON, M.D., PH.D.

ADAM H. SCHECHTER Chairman

KATHRYN E. WENGEL

Member Financial Expert

* Appointed to the Committee effective April 8, 2026

Charters for each of the committees are available under the Corporate Governance tab of the Investors page of our website at www.ir.labcorp.com. Each committee reviews its respective charter on an annual basis.

2026 PROXY STATEMENT 25

CORPORATE GOVERNANCE

Audit Committee

9 MEETINGS HELD IN 2025

The Audit Committee is responsible for assisting the Board with the following functions:

•
the selection, appointment, compensation, and oversight of the work of any independent registered public accounting firm employed by the Company;
•
reviewing the qualifications and independence of the Company’s independent registered public accounting firm;
•
assisting the Board with oversight of the integrity of the financial statements of the Company;
•
ensuring that the Company complies with legal and regulatory requirements as they impact the Company’s financial statements or reporting systems;
•
overseeing the Company’s internal audit functions and internal controls, including approving a risk-based internal audit plan and approving the Internal Audit Charter on an annual basis;
•
reviewing the system and controls over reporting that the Company has in place to ensure the accuracy of its key disclosures related to environmental, social, and governance matters;
•
overseeing the Company’s management of financial risks, including with respect to risk assessment and risk management;
•
reviewing all related party transactions in accordance with the Company’s Related Party Transactions Policy;
•
producing an Audit Committee report as required by the SEC to be included in the Company’s proxy statement; and
•
regularly overseeing and reviewing the Company’s cybersecurity and other information technology risks, controls and procedures, including the potential impacts of such risks on the Company’s business, financial results, operations, and reputation, and the Company’s plans to mitigate cybersecurity risks and to respond to data breaches, and regularly receiving reports from, and meeting with, the Chief Information Risk Officer and Chief Information and Technology Officer to review cybersecurity issues.

The Audit Committee meets regularly and in executive sessions with the Company’s independent auditor, management, and the Company’s internal auditors. In its meetings with the independent auditor and the internal auditors, the Audit Committee discusses, among other things, the overall scope and plans for their respective audits, the results of their examinations, critical audit matters, and their evaluations of the Company’s internal controls.

The Audit Committee constitutes a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that Ms. Anderson and Mr. Davis are each an “audit committee financial expert” as defined in the SEC’s rules. The Board has also determined that Ms. Anderson and Mr. Davis each have the “accounting or related financial management expertise” required by the Listing Standards.

Members

Mr. Davis (Committee Chair, Financial Expert)

Ms. Anderson (Financial Expert)

Mr. Bulto

Ms. Kliphouse

26 LABCORP HOLDINGS INC.

CORPORATE GOVERNANCE

Compensation and

Human Capital Committee

4 MEETINGS HELD IN 2025

Members

The CHC Committee is responsible for assisting the Board with the following functions:

•
reviewing the Company’s compensation and benefit policies, procedures and objectives, including any perquisites paid to the CEO and other executive officers and directors;
•
reviewing, approving, and making recommendations to the independent directors of the Board regarding the CEO’s compensation, taking into account the corporate goals and objectives relevant to CEO compensation and evaluating the CEO’s performance in light of those goals and objectives, and reviewing and approving the compensation arrangements for other executive officers;
•
reviewing and evaluating the compensation of the Company’s non-employee directors;
•
reviewing the CEO’s annual report on management development and periodic updates on the short-term succession plan and assisting the Board in overseeing management succession plans;
•
monitoring the evolving executive compensation landscape and considering shareholder feedback;
•
reviewing and overseeing the Company’s incentive compensation and equity plans;
•
evaluating the Company’s pay practices in relation to the Company’s risk profile and compensation philosophy;
•
approving and periodically assessing the effectiveness of any policies or plans related to the recoupment of incentive compensation, or “clawback” policies;
•
overseeing policies, objectives, disclosures, and risks related to the Company’s culture and human capital management;
•
producing a CHC Committee report as required by the SEC to be included in the Company’s proxy statement; and
•
assisting the Board in overseeing development and corporate succession plans for the corporate senior leadership team.

Ms. Parham (Committee Chair)

Dr. Kong

Dr. Rothman

Ms. Wengel

2026 PROXY STATEMENT 27

CORPORATE GOVERNANCE

Nominating and Corporate

Governance Committee

4 MEETINGS HELD IN 2025

Members

The Nominating and Corporate Governance Committee is responsible for assisting the Board with the following functions:

•
identifying individuals qualified to become Board members, consistent with criteria approved by the Board and succession planning;
•
evaluating and analyzing annually the independence and commitments of each member of the Board, including each director’s prior service to the Board, job responsibilities, service on other public company boards, and leadership positions on any such boards, prior to recommending a director or nominee for election to the Board;
•
recommending to the Board the director nominees for the annual meeting of shareholders and the director nominees for each Board Committee;
•
reviewing the Board’s Committee assignments and considering the rotation of Chair and members;
•
reviewing and discussing with the Board the Company’s engagement with, and responsiveness to, shareholder votes on governance matters;
•
reviewing and evaluating any actual or potential conflicts of interest relating to any director that may affect a director’s continued service on the Board;
•
reviewing and reassessing, on an annual basis, the adequacy of the corporate governance principles of the Company and recommending any proposed changes to the Board for approval;
•
evaluating each director’s prior service on and contributions to the Board and considering other commitments of Board members and candidates annually or as necessary;
•
Oversight of the Company’s Lobbying and Political Contributions Policy and oversight of the Company’s lobbying expenditures and activities and political contributions, on which the Committee will receive updates, by the Company’s Chief Legal Officer and Senior Vice President of Global Government Relations & Public Policy; and
•
leading the Board in its annual self-assessment.

Dr. Kong (Committee Chair)

Ms. Anderson

Mr. Neupert

Ms. Parham

28 LABCORP HOLDINGS INC.

CORPORATE GOVERNANCE

Quality and Compliance

Committee

4 MEETINGS HELD IN 2025

Members

The Quality and Compliance Committee is responsible for assisting the Board with the following functions:

•
oversight responsibility with respect to quality and compliance issues, including ensuring that management adopts and implements policies and procedures that require the Company’s employees to act in accordance with high ethical standards, deliver high quality services, and comply with healthcare and other legal requirements;
•
annually reviewing the Company’s programs and practices related to scientific, medical, and regulatory quality and compliance, including a periodic reassessment of the adequacy of:
o
quality and compliance policy development;
o
quality and compliance reporting/tracking systems;
o
investigation and remediation practices for quality and compliance issues;
o
meeting scientific, medical, and regulatory quality performance benchmarks;
o
education and training of Company personnel on quality and compliance;
o
quality and compliance function responsibilities, staffing and budget; and
o
the Company’s programs for management of corporate responsibility activities and objectives and disclosures relating to environmental, sustainability, employee health and safety, and compliance and quality matters.

Additionally, the Quality and Compliance Committee meets regularly, but no less than annually, with each of the Company’s Chief Compliance Officer and Chief Medical Officer and, as necessary, heads of the Company’s corporate compliance and quality functions, regarding the implementation and effectiveness of the Company’s scientific, medical, and regulatory compliance program, and receives and reviews periodic reports regarding, among other things:

•
compliance-related activities and on-going compliance training programs;
•
the quality assurance activities conducted by the quality functions;
•
compliance audit plans and results;
•
the results of internal quality audits;
•
the status and results of audits, inspections, investigations, and enforcement actions by regulatory authorities;
•
any significant deviations observed by the Company’s quality functions; and
•
the status of any corrective and preventative action plans initiated by those functions.

Dr. Rothman (Committee Chair)

Mr. Davis

Dr. Sampson

Ms. Wengel

Board and Committee Meetings

During 2025, the Board held six meetings and the Board’s standing committees held a total of 21 meetings. Each of the directors attended no less than 100% of the total meetings of the Board and the Committees of which such director was a member, except for one director who attended 90% due to such director’s recusal from a special Board meeting to consider a tendered resignation due to a change in responsibilities, which was ultimately declined by the Board upon a recommendation of the Nominating and Corporate Governance Committee.

In his capacity as the Lead Independent Director, Dr. Kong chaired five meetings of the independent and non-employee directors on the same days as regularly scheduled Board meetings. Members of the Board are encouraged to attend our annual meetings, and all of the current director nominees then serving attended the 2025 Annual Meeting of Shareholders.

2026 PROXY STATEMENT 29

CORPORATE GOVERNANCE

Corporate Governance Policies and Procedures

Corporate Governance Guidelines

The Board has adopted a set of Corporate Governance Guidelines that address a number of topics, including composition of the Board, director independence, director commitments, including limits on their ability to serve on other boards, annual self-assessment by the Board and its Committees, retirement of directors, and succession planning. The Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines on a regular basis and any proposed additions or amendments are submitted to the full Board for its consideration. Shareholders may request a printed copy of the Corporate Governance Guidelines from the Corporate Secretary or access a copy under the Corporate Governance tab of the Investors page of Labcorp’s website at www.ir.labcorp.com.

Code of Conduct and Ethics

The Board has also adopted a Code of Conduct and Ethics (the “Code”) that is applicable to all directors, officers, and employees, agents, representatives, consultants, vendors, and contractors of the Company. The Code sets forth Company policies and expectations on a number of topics, including but not limited to, conflicts of interest, confidentiality, compliance with laws (including insider trading laws), preservation and use of Company assets, and business ethics. The Code also sets forth procedures for reporting and handling any potential violation of the Code, conflicts of interest, and the appearance of any conflict of interest. The Code is regularly reviewed by management, the Audit Committee, and the Quality and Compliance Committee, and proposed additions or amendments are considered by the Board. Shareholders may request a printed copy of the Code from the Corporate Secretary or access a copy under the Corporate Governance tab of the Investors page on Labcorp’s website at www.ir.labcorp.com. In addition, any waivers for directors, officers, and employees of the Company or amendments to the Code will also be posted on Labcorp’s website.

Related Party Transactions

The Board has adopted a Related Party Transaction Policy pursuant to which, and in accordance with its charter, the Board’s Audit Committee, or the full Board, is responsible for reviewing and approving the terms and conditions of related party transactions. The Company’s directors and key employees, including all members of senior management, complete annual reports disclosing, or certifying the absence of, any related party transactions. The Audit Committee reviews all potential transactions involving related persons (as such transactions are defined by Item 404(a) of Regulation S-K as promulgated by the SEC) before allowing the Company to enter into any such transaction. Based on the Company’s review of its transactions, there have been no transactions or proposed transactions considered to be related party transactions since January 1, 2025.

30 LABCORP HOLDINGS INC.

The Company’s non-employee director compensation is designed to attract and retain highly qualified, independent directors to represent shareholders on the Board and act in their best interest. The CHC Committee, which consists solely of independent directors, has primary responsibility for setting our non-employee director compensation. FW Cook, the Committee’s independent compensation consultant, assists the CHC Committee in evaluating our non-employee director compensation program.

Elements of Non-Employee Director Compensation

Labcorp’s non-employee director compensation is designed to align with emerging best practices and reflect the Board’s belief that non-employee director compensation should not depend upon the number of meetings held, but rather on the ongoing work and role of the directors throughout the year. The 2025 elements of our non-employee director compensation included the following:

•
Annual Retainer. An annual retainer of $120,000 was paid to each non-employee director in quarterly installments.
•
Committee Chair Annual Retainer. The Chair of each standing committee of the Board received an additional retainer, paid on a quarterly basis. The retainer for the Chair of the Audit Committee is $25,000 and the retainer for the Chairs of the CHC Committee, the Nominating and Corporate Governance Committee, and the Quality and Compliance Committee each are $20,000.
•
Lead Independent Director Annual Retainer. The additional retainer for the Lead Independent Director is $45,000, paid on a quarterly basis.
•
Equity Compensation. Each non-employee director who was then serving on the Board received a grant of restricted stock units having a value of approximately $220,000 on February 11, 2025, subject to the requirements of the Company’s Director Stock Ownership Program (as further described below). The number of restricted stock units granted was determined by using the closing price of Common Stock on the grant date ($245.14). The restricted stock units vested fully on February 11, 2026, except for the restricted stock units granted to Dr. Gilliland, which vested fully on December 31, 2025.

The Company has a policy of granting to each new director that joins the Board an equity award prorated based on value of the annual award granted to incumbent directors, with a vesting period one year from the date of the grant, and subject to the requirements of the Company’s Director Stock Ownership Program. Mr. Bulto received a grant of restricted stock units on December 1, 2025, in connection with his appointment to the Board, having a value of approximately $36,700. The number of restricted stock units granted was determined by using the closing price of Common Stock on the grant date ($267.73). Dr. Sampson received a grant of restricted stock units on February 10, 2026, in connection with his appointment to the Board, having a value of approximately $220,000. The number of restricted stock units granted was determined by using the closing price of Common Stock on the grant date ($284.50).

•
Reimbursement of Expenses. Each director is reimbursed for such director’s reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board or its Committees, as well as for related activities such as director education courses and materials consistent with our policies concerning reimbursement for travel, entertainment, and other expenses.

Effective January 1, 2025, the annual grant of restricted stock units to each non-employee director was increased in value to approximately $220,000, subject to the requirements of the Company’s Director Stock Ownership Program. Following a study of non-employee director compensation relative to the Company’s peer group and broader industry practice, FW Cook recommended the increase in order to remain competitive with anticipated market movement.

Director Stock Ownership Program

Maintaining a significant personal level of stock ownership ensures that each director is financially aligned with the interests of our shareholders. The Board believes that by holding an equity position in the Company, directors demonstrate their alignment with the long-term strategy and initiatives of the Company. Each non-employee director is required to acquire and maintain shares having a value equal to five times that of the annual cash retainer.

For purposes of determining whether the stock ownership requirement is satisfied, a calculation is performed for each director annually as of the business day closest to June 30 of each year (the “Measurement Date”), utilizing the average closing price of Common Stock for the 90-day period ending on the Measurement Date. For new participants, the stock ownership requirement is initially determined as of the date that the director becomes a participant, utilizing the average closing price of Common Stock for the 90-day period ending on that date.

Until the required level of ownership is met, a director is required to hold 50% of any shares of Common Stock acquired upon the lapse of restrictions on any stock grant. If a director fails to meet or show progress towards satisfying these requirements, the CHC Committee may reduce future equity grants to that director. Once satisfied, each director is required to maintain the required level of stock ownership for such director’s entire tenure of service on the Board. Each member of our Board is currently in compliance with the director stock ownership program, either through satisfying the required level of ownership, or by satisfying the holding requirement.

2026 PROXY STATEMENT 31

DIRECTOR COMPENSATION

Summary of 2025 Director Compensation

The compensation paid by the Company to the directors for 2025, other than Mr. Schechter, is set forth in the table below. Information on compensation for Mr. Schechter is set forth in the “Executive Compensation” section below (page ).

Name	Fees Earned or Paid in Cash(1)	Restricted Stock Unit Awards(2)	All Other Compensation(3)	Total

KERRII B. ANDERSON	$120,000	$219,891	$109	$340,000
VICTOR BULTO	$10,109	$36,411	$256	$46,776
JEFFREY A. DAVIS	$145,000	$219,891	$109	$365,000
D. GARY GILLILAND, M.D., PH.D.	$120,000	$219,891	$109	$340,000
KIRSTEN M. KLIPHOUSE	$120,000	$219,891	$109	$340,000
GARHENG KONG, M.D., PH.D.	$185,000	$219,891	$109	$405,000
PETER M. NEUPERT	$120,000	$219,891	$109	$340,000
RICHELLE P. PARHAM	$140,000	$219,891	$109	$360,000
PAUL B. ROTHMAN, M.D.	$140,000	$219,891	$109	$360,000
KATHRYN E. WENGEL	$120,000	$219,891	$109	$340,000

(1)
Includes annual retainer payments of $120,000 for each director, with the exception of Mr. Bulto who received a prorated annual retainer payment of $10,109 in connection with his appointment to the Board effective December 1, 2025. Also includes committee Chair annual retainer payments of $25,000 to Mr. Davis and $20,000 each to Dr. Kong, Ms. Parham, and Dr. Rothman. Dr. Kong received a retainer payment of $45,000 for serving as Lead Independent Director during 2025.
(2)
Amounts represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for restricted stock units awarded to each director in 2025. For a discussion of the assumptions made in these valuations, see Notes 1 and 14 to the Company’s audited financial statements included within its 2025 Annual Report. The aggregate number of restricted stock units held by each director as of December 31, 2025, was 897, with the exception of Mr. Bulto who held 136 restricted stock units as of December 31, 2025, due to his appointment to the Board, effective December 1, 2025, and Dr. Gilliland, who held no restricted stock units as of December 31, 2025, due to the accelerated vesting of previously held restricted stock units in connection with his retirement from the Board on December 31, 2025. The aggregate grant date fair value excludes cash paid in lieu of fractional shares, which is reflected in the “All Other Compensation” column.
(3)
Includes cash paid in lieu of fractional shares in connection with the issuance of restricted stock unit awards or the satisfaction of tax obligations related thereto.

32 LABCORP HOLDINGS INC.

The Board unanimously recommends that shareholders vote “FOR” the election of the following nominees.

ELECTION OF DIRECTORS

The full Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated each of Kerrii B. Anderson, Victor Bulto, Jeffrey A. Davis, Kirsten M. Kliphouse, Garheng Kong, Peter M. Neupert, Richelle P. Parham, Paul B. Rothman, John H. Sampson, Adam H. Schechter, and Kathryn E. Wengel for election at the 2026 Annual Meeting to hold office until the next annual meeting of shareholders or until such director’s death, resignation, or removal. All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unable to serve. No director nominee is related to any of our other director nominees or executive officers, and there are no arrangements or understandings between a director and any other person pursuant to which such person was selected as a director nominee. If a nominee becomes unavailable or unable to serve before the 2026 Annual Meeting, the Board can either reduce its size or designate a substitute nominee. If the Board designates a substitute, your proxy will be voted for the substitute nominee.

Information about each nominee is included below, including details about the nominee’s qualifications, skills, and experiences that supported the determination by the Nominating and Corporate Governance Committee and the Board that the person should serve as a director of Labcorp.

The Board unanimously recommends that shareholders vote “FOR” the election of each of our eleven nominees for director.

2026 PROXY STATEMENT 33

Adam H. Schechter Chairman, President, and Chief Executive Officer
Age: 61	Director Since: April 2013

ELECTION OF DIRECTORS

Nominees to the Board of Directors

Professional Highlights:	Skills

Adam H. Schechter has served as a director of the Company since April 2013, President and Chief Executive Officer of the Company since November 2019, and Chairman of the Board since May 2020. Prior to that, Mr. Schechter was President of Global Human Health and an Executive Vice President of Merck & Co., Inc., a pharmaceutical company, from 2010 to 2018, where he was a member of Merck’s executive committee. He served as special advisor to the CEO of Merck from January 2019 to July 2019. Prior to becoming President, Global Human Health, Mr. Schechter served as President, Global Pharmaceutical Business from 2007 to 2010. Mr. Schechter holds a bachelor’s degree in biology from La Salle University and was awarded an honorary Doctor of Humane Letters degree from La Salle University in 2021.

Skills and Qualifications:

•
Global and U.S.-focused leadership roles, while at Merck, spanning sales, marketing, and managed markets, as well as business and product development
•
Deep knowledge of the pharmaceutical and healthcare industries and extensive experience collaborating with many of the industries’ key stakeholders to achieve patient-focused outcomes
•
CERT Certificate in Cybersecurity Oversight

Current Public Company Board Experience:

•
DaVita Inc.

Other Current Relevant Experience:

•
Vice Chair of the Board of Directors for the American Clinical Laboratory Association
•
La Salle University, Board of Trustees Member, Academic Affairs Committee Member and Mission and Identity Committee Member
•
Corporate Advisory Council for the National Alliance for Hispanic Health
•
Project HOPE, Board Member
•
Water.org, Board Member

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	Healthcare/ Clinical Research	International

	Risk Management	Sales and Marketing

	Talent Management	Technology/ Cybersecurity

34 LABCORP HOLDINGS INC.

Kerrii B. Anderson Independent Director
Age: 68	Director Since: May 2006

ELECTION OF DIRECTORS

Professional Highlights	Skills

Kerrii B. Anderson has served as a director of the Company since May 2006. Ms. Anderson was Chief Executive Officer of Wendy’s International, Inc., a restaurant operating and franchising company, from April 2006 until September 2008, when the company merged with Triarc. Ms. Anderson served as President and Chief Financial Officer of Wendy’s International from 2000 to 2006. Prior to this position, she was Chief Financial Officer, Senior Vice President of M/I Schottenstein Homes, Inc. from 1987 to 2000. Ms. Anderson holds a Bachelor of Arts in Business Administration from Elon University and a Master of Business Administration from the Fuqua School of Business at Duke University and is a Certified Public Accountant.

Skills and Qualifications

•
Strong record of leadership in operations and strategy
•
Audit committee financial expert with chief executive officer and chief financial officer experience
•
Extensive public company board, governance, and audit committee experience
•
Extensive financial, mergers and acquisitions, international, talent management, corporate governance, and executive compensation experience
•
CERT Certificate in Cyber-Risk Oversight from the Carnegie Mellon University Software Engineering Institute as part of the National Association of Corporate Directors’ Cyber-Risk Oversight Program

Committees:

•
Audit Committee (Financial Expert)
•
Nominating and Corporate Governance Committee

Current Public Company Board Experience:

•
Worthington Enterprises, Inc.
•
Abercrombie & Fitch Co.
•
The Sherwin-Williams Company

Previous Public Company Board Experience:

•
Chiquita Brands International Inc., Chairwoman
•
PF Chang’s China Bistro, Inc.

Other Current Relevant Experience:

•
The Columbus Foundation, Chairperson of the Audit Committee
•
Elon University, Board of Trustees and Audit Committee

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	International	Risk Management

	Sales and Marketing	Talent Management

Technology/ Cybersecurity

2026 PROXY STATEMENT 35

Victor Bulto Independent Director
Age: 47	Director Since: December 2025

ELECTION OF DIRECTORS

Professional Highlights	Skills

Victor Bulto has served as a director of the Company since December 1, 2025, and a member of the Audit Committee since April 2026. Mr. Bulto is President of Novartis US and a member of the Novartis Executive Committee since April 2022. With more than two decades at Novartis, he has held senior roles across major therapeutic areas and several geographies, including President of U.S. Pharmaceuticals, Head of U.S. Alcon Pharmaceuticals, and Head of the Neuroscience Franchise for Region Europe. Mr. Bulto holds a Master’s in Health Economics and Pharmacoeconomics and a Postgraduate Degree in Pharmaceutical Marketing from Universitat Pompeu Fabra. He earned his MBA from ESADE and completed the Advanced Management Program at Harvard Business School. He also holds a Master of Science in Chemical Engineering and a Bachelor of Science in Chemistry from Institut Químic de Sarrià in Spain.

Skills and Qualifications

•
Extensive experience in the healthcare industry
•
Proven track record of leading large, complex organizations across the U.S. and Europe

Committees:

•
Audit Committee

Other Current Relevant Experience:

•
Biotechnology Innovation Organization, Executive Committee Member

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	Healthcare/ Clinical Research	International

	Risk Management	Sales and Marketing

Talent Management

36 LABCORP HOLDINGS INC.

Jeffrey A. Davis Independent Director
Age: 62	Director Since: December 2019

ELECTION OF DIRECTORS

Professional Highlights	Skills

Jeffrey A. Davis has served as a director of the Company since December 2019 and Chair of the Audit Committee since June 2023. Mr. Davis previously served as the Chief Financial Officer of Dollar Tree, Inc., a leading operator of discount variety stores, from October 2022 to March 2025. Prior to his time at Dollar Tree, Inc., Mr. Davis served as Chief Financial Officer of Qurate Retail Group, a leading retailer and media conglomerate comprised of eight retail brands including QVC, HSN, and Zulily from October 2018 through August 2022. Prior to Qurate Retail Group, Mr. Davis served as Chief Financial Officer of J. C. Penney Company Inc., a retail company, from July 2017 until September 2018. Prior to joining J. C. Penney, Mr. Davis served as Chief Financial Officer of Darden Restaurants, Inc., a restaurant operator, from July 2015 until March 2016 and Chief Financial Officer of the Walmart U.S. segment of Walmart Inc. from January 2014 to May 2015, and in various other positions of increasing responsibility at Walmart U.S. from 2006 to 2013. Mr. Davis’s experience also includes nine years in senior executive roles at Lakeland Tours LLC and McKesson Corporation. Mr. Davis is a certified public accountant (inactive) and holds a Bachelor of Science in Accounting from the Pennsylvania State University and a Master of Business Administration from the Joseph M. Katz Graduate School of Business at the University of Pittsburgh.

Skills and Qualifications

•
CERT Certificate in Cyber-Risk Oversight from the Carnegie Mellon University Software Engineering Institute as part of the National Association of Corporate Directors’ Cyber-Risk Oversight Program
•
Extensive executive leadership experience, including financial management and public company leadership experience as a chief financial officer across multiple industries
•
Extensive experience in operations, finance, capital structure, and mergers and acquisition
•
Audit committee financial expert with chief financial officer experience
•
Executive sponsor of diversity initiatives

Committees:

•
Audit Committee (Chair) (Financial Expert)
•
Quality and Compliance Committee

Previous Public Company Board Experience:

•
Massmart, Inc.

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	International	Risk Management

	Sales and Marketing	Talent Management

Technology/ Cybersecurity

2026 PROXY STATEMENT 37

Kirsten M. Kliphouse Independent Director
Age: 59	Director Since: October 2022

ELECTION OF DIRECTORS

Professional Highlights	Skills

Kirsten M. Kliphouse has served as a director of the Company since October 2022. Ms. Kliphouse previously served as the President of Google Cloud Americas, a position she held from March 2022 to July 2023, where she was responsible for leading and growing the sales, go-to-market, customer engagement, channel, and services organizations. At Google Cloud, she also served as the Global Chair of the Aspiring Leadership Academy and Women@Google Cloud. Prior to her position as President, Ms. Kliphouse served as President of the North American division of Google Cloud from June 2019 to March 2022. Prior to Google Cloud, Ms. Kliphouse was Senior Vice President at Red Hat, Inc., a subsidiary of International Business Machines Corporation, Chief Executive Officer of Yardarm Technologies, a hardware and software solutions company, and founder and Chief Executive Officer of Scaling Ventures, a technology investment and advisory firm. Prior to her position at Yardarm, Ms. Kliphouse spent more than 25 years at Microsoft, Inc., where she was part of the executive leadership team and held numerous executive positions in Enterprise Sales, Original Equipment Manufacturers (OEM), Partner and Channels, and as Corporate Vice President of Customer Support, Success and Professional Services, during which she led more than 10,000 employees globally. Ms. Kliphouse is a recipient of the Founders Award for her superior leadership and contributions to the business. Ms. Kliphouse holds a Bachelor of Science in Computer Information Sciences and Business from Muhlenberg College.

Skills and Qualifications

•
Global cybersecurity incident response and remediation
•
Executive leadership experience including by delivering operational and financial results

Committees:

•
Audit Committee

Current Public Company Board Experience:

•
Global Payments, Inc.

 Previous Public Company Board Experience:

•
Dun & Bradstreet Holdings, Inc.
•
Vimeo, Inc.

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	International	Risk Management

	Sales and Marketing	Talent Management

Technology/ Cybersecurity

38 LABCORP HOLDINGS INC.

Garheng Kong, M.D., Ph.D. Vice Chairman, Lead Independent Director
Age: 50	Director Since: December 2013

ELECTION OF DIRECTORS

Professional Highlights	Skills

Garheng Kong has served as a director of the Company since December 2013, Lead Independent Director since June 2023, and Vice Chairman of the Board since December 2025. Dr. Kong also serves as the Chair of the Nominating and Corporate Governance Committee for the Company. Dr. Kong is the managing partner of HealthQuest Capital, a healthcare-focused investment firm, a role he has held since he founded HealthQuest Capital in 2012. He was previously a general partner at Sofinnova Capital, a position he held from 2010 to 2013. Before joining Sofinnova, Dr. Kong was a general partner from 2000 to 2010 at Intersouth Partners, a venture capital firm, where he was a founding investor or board member for various life science ventures, several of which were acquired by large pharmaceutical companies. Prior to his investing career, Dr. Kong was employed by GlaxoSmithKline, McKinsey & Company, and TherOx. Dr. Kong received undergraduate degrees in both Chemical Engineering and Biological Sciences from Stanford, and earned a Doctor of Medicine, and Doctor of Philosophy and Master of Business Administration from Duke University.

Skills and Qualifications

•
Knowledge and experience in both the healthcare and finance fields
•
Executive leadership experience
•
Life science-related venture capital experience
•
Corporate governance expertise through service on public company boards

Committees:

•
Compensation and Human Capital Committee
•
Nominating and Corporate Governance Committee (Chair)

Current Public Company Board Experience:

•
Smith & Nephew plc
•
IKS Health (NSE:IKS)
•
Lunit Inc. (KOSDAQ: 328130)
•
Xeris Biopharma Holdings, Inc. (formerly Strongbridge Biopharma plc)

Previous Public Company Board Experience:

•
Venus Concept Inc.
•
Histogenics Corporation
•
Avedro, Inc.
•
Melinta Therapeutics, Inc.
•
Alimera Sciences, Inc.

Other Current Relevant Experiences:

•
Duke University Health System
•
UT Medicine
•
Dell Children’s Foundation, Board of Trustees
•
Austin Healthcare Council

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	Healthcare/ Clinical Research	Risk Management

Talent Management

2026 PROXY STATEMENT 39

Peter M. Neupert Independent Director
Age: 70	Director Since: January 2013

ELECTION OF DIRECTORS

Professional Highlights	Skills

Peter M. Neupert has served as a director of the Company since January 2013. Mr. Neupert was an Operating Partner at Health Evolution Partners, a health only, middle market private equity firm, from January 2012 until June 2015. Prior to that, Mr. Neupert served as Corporate Vice President of the Microsoft Health Solutions Group from its formation in 2005 to January 2012. In addition, Mr. Neupert was a member of the Institute of Medicine’s Roundtable on Value & Science-Driven Healthcare from 2007 to 2012, a workshop dedicated to transforming the way evidence on clinical effectiveness is generated and used to improve health and healthcare. Mr. Neupert also served on a U.S. President’s Information Technology Advisory Committee, co-chairing the Health Information Technology Subcommittee and helping to drive the “Revolutionizing Health Care Through Information Technology” report, published in June 2004. Mr. Neupert served as the founding President and Chief Executive Officer of drugstore.com from 1998 to 2001 and as Chairman of the board of directors through September 2004. Mr. Neupert holds a Master of Business Administration from the Tuck School of Business at Dartmouth College and a Bachelor of Arts in Philosophy from Colorado College.

Skills and Qualifications

•
Expertise in health information technology, shareholder value creation and leveraging business strategies with technology
•
Audit committee financial expert with chief executive officer experience
•
Corporate governance and business strategy expertise
•
Expertise and experience in cybersecurity matters

Committees:

•
Nominating and Corporate Governance Committee

Current Public Company Board Experience:

•
Adaptive Biotechnologies Corporation, Lead Independent Director
•
Fortrea Holdings Inc., Chair of the Board of Directors

Previous Public Company Board Experience:

•
NextGen Healthcare, Inc. (formerly Quality Systems, Inc.)
•
aQuantive.com
•
drugstore.com, Chairman

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	Healthcare/ Clinical Research	International

	Risk Management	Talent Management

Technology/ Cybersecurity

40 LABCORP HOLDINGS INC.

Richelle P. Parham Independent Director
Age: 58	Director Since: February 2016

ELECTION OF DIRECTORS

Professional Highlights	Skills

Richelle P. Parham has served as a director of the Company since February 2016 and Chair of the Compensation and Human Capital Committee since June 2023. Ms. Parham previously served as the President of Global E-Commerce and Business Development for Universal Music Group, a music-based entertainment company, a position she held from June 2021 to June 2025. In October 2019, Ms. Parham became a Managing Director of WestRiver Group, which provides integrated capital solutions to the global innovation economy with investments focused on technology, life sciences, energy, and experiential sectors. Previously, she served as a General Partner at Camden Partners, a growth-oriented private equity firm, from October 2016 to October 2019. Prior to Camden Partners, Ms. Parham served as Vice President, Chief Marketing Officer of eBay from November 2010 to March 2015. Ms. Parham was responsible, globally, for the eBay brand strategy and leading all brand and performance marketing, to reach over 180+ million active eBay users, Internet marketing and for customer relationship management. Prior to joining eBay, Ms. Parham served as head of Global Marketing Innovation and Initiatives and head of Global Marketing Services at Visa, Inc. from 2008 to 2010. Her experience also includes 13 years at Digitas, Inc., a leading marketing agency, where she held a variety of senior leadership roles, including senior vice president and general manager of the agency’s Chicago office. Ms. Parham holds Bachelor of Science degrees in Business Administration and Design Arts from Drexel University.

Skills and Qualifications

•
Extensive senior-level executive experience, including in corporate finance, and mergers and acquisitions
•
More than 20 years of global strategy and marketing experience, as well as expertise in understanding consumers and the consumer decision journey

Committees:

•
Compensation and Human Capital Committee (Chair)
•
Nominating and Corporate Governance Committee

Current Public Company Board Experience:

•
Best Buy Co., Inc.

Previous Public Company Board Experience:

•
Scripps Network Interactive Inc.
•
e.l.f. Beauty, Inc.

Other Current Relevant Experience:

•
Drexel University, Board of Trustees Vice Chair

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	International	Risk Management

	Sales and Marketing	Talent Management

2026 PROXY STATEMENT 41

Paul B. Rothman, M.D. Independent Director
Age: 68	Director Since: June 2023

ELECTION OF DIRECTORS

Professional Highlights	Skills

Paul B. Rothman has served as a director of the Company and member of the Quality and Compliance Committee since June 2023. He has served as the Chair of the Quality and Compliance Committee since June 2024. Dr. Rothman, a rheumatologist and molecular immunologist, was previously the Dean of the Medical Faculty for Johns Hopkins University School of Medicine and CEO of Johns Hopkins Medicine, during which time he oversaw both the Johns Hopkins Health System and the School of Medicine. Prior to serving at Johns Hopkins, Dr. Rothman held various leadership positions at Columbia University and the University of Iowa. Dr. Rothman holds a Bachelor of Science in Biology from the Massachusetts Institute of Technology and a Doctor of Medicine from Yale University.

Skills and Qualifications

•
Extensive expertise in patient care, science, and medicine relevant to the clinical laboratory business
•
Operational, management, and executive leadership experience
•
Deep understanding of the complexity of the U.S. healthcare delivery system and policy development

Committees:

•
Compensation and Human Capital Committee
•
Quality and Compliance Committee (Chair)

Current Public Company Board Experience:

•
Merck & Co.

Previous Public Company Board Experience:

•
Cancer Genetics, Inc.

Other Current Relevant Experience:

•
King Faisal Specialist Hospital and Research Center in Saudi Arabia, Board of Directors
•
Member of the American Society for Clinical Investigation (ASCI)
•
Member of the Association of American Physicians (AAP)
•
Member of the American Academy of Arts and Sciences (AAA&S)
•
Member of the National Academy of Medicine (NAM)
•
Member of the American Association for the Advancement of Sciences (AAAS)

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	Healthcare/ Clinical Research	International

	Risk Management	Talent Management

Technology/ Cybersecurity

42 LABCORP HOLDINGS INC.

John H. Sampson, M.D., Ph.D. Independent Director
Age: 59	Director Since: February 2026

ELECTION OF DIRECTORS

Professional Highlights	Skills

John H. Sampson has served as a director of the Company and member of the Quality and Compliance Committee since February 2026. Dr. Sampson is a practicing neurosurgeon and the Richard D. Krugman Endowed Chair, Vice Chancellor for Health Affairs, Dean of the University of Colorado Anschutz School of Medicine, and President of CU Medicine. Prior to serving at the University of Colorado, he was Senior Vice President in the Duke University Health System and led the Duke Health Integrated Practice. Dr. Sampson holds a Bachelor of Science degree and a Doctor of Medicine from the University of Manitoba, a Master of Health Science in clinical research from Duke University, as well as Master of Business Administration from Duke University’s Fuqua School of Business.

Skills and Qualifications

•
Extensive experience in the healthcare industry
•
Scientific expertise in oncology, neuroscience, and immunology
•
Expertise in supervising cybersecurity matters

Committees:

•
Quality and Compliance Committee

Previous Public Company Board Experience:

•
Medicenna Therapeutics Corp.

Other Current Relevant Experience:

•
Member of the American Society for Clinical Investigation (ASCI)
•
Member of the Association of American Physicians (AAP)
•
Member of the National Academy of Medicine (NAM)

	Business Strategy	Executive Leadership

	Healthcare/ Clinical Research	Risk Management

	Talent Management	Technology/ Cybersecurity

2026 PROXY STATEMENT 43

Kathryn E. Wengel Independent Director
Age: 60	Director Since: March 2021

ELECTION OF DIRECTORS

Professional Highlights	Skills

Kathryn E. Wengel has served as a director of the Company since March 2021. Ms. Wengel has served as the Executive Vice President, Chief Technical Operations & Risk Officer of Johnson & Johnson, a leading healthcare company, since January 2023 and as an Executive Committee member and an Executive Officer of Johnson & Johnson since July 2018. Ms. Wengel has significant healthcare, operations, and global business expertise, with more than three decades of experience in leadership positions at Johnson & Johnson in the United States and various locations globally, including as its Worldwide Vice President and then Executive Vice President, Chief Global Supply Chain Officer from March 2014 to December 2022, and its first Chief Quality Officer from April 2010 to March 2014. Ms. Wengel holds a Bachelor of Science in civil engineering and operations research from Princeton University.

Skills and Qualifications

•
Extensive global experience in managing complex supply chains, operations, and quality and compliance
•
Knowledge and experience in the healthcare field
•
Executive leadership experience
•
Long-term experience with corporate sustainability matters
•
Advocate and sponsor of several key diversity initiatives

Committees:

•
Compensation and Human Capital Committee
•
Quality and Compliance Committee

Other Current Relevant Experiences:

•
GS1 Global, Management Board member
•
National Association of Manufacturers, Board of Directors and Executive Committee Member
•
Advancing Women’s Excellence in Supply Chain Operations Management and Education, Board of Advisors

	Business Strategy	Corporate Finance and M&A

	Corporate Governance	Executive Leadership

	Healthcare/ Clinical Research	International

	Risk Management	Talent Management

Technology/ Cybersecurity

44 LABCORP HOLDINGS INC.

EXECUTIVE OFFICERS

Information regarding each of Labcorp’s current executive officers and their relevant business experience is summarized below.

Adam H. Schechter

President and Chief Executive Officer

See “Proposal One — Election of Directors” (page 33) for information about Mr. Schechter.

Megan D. Bailey

Executive Vice President and President, Central Laboratories and International

Megan D. Bailey (46) has served as Executive Vice President and President, Central Laboratories and International since September 2024. From May 2023 to August 2024, Ms. Bailey served as Executive Vice President and Chief Strategy and Transformation Officer. Prior to that, Ms. Bailey served as Chief of Staff to the Chief Executive Officer and an Executive Committee member since July 2022. Ms. Bailey served as Chief Executive Officer and a member of the Board of Directors of Personal Genome Diagnostics (PGDx), a cancer genomics company, prior to its acquisition by Labcorp, from April 2020 to July 2022, as well as Chief Commercial Officer, from January 2020 to April 2020, and Vice President, Marketing, from March 2018 to January 2020. Ms. Bailey has more than 20 years of leadership experience in the healthcare industry, including more than 10 years at Roche Diagnostics spanning multiple commercial leadership roles. Ms. Bailey serves as a member of the Novo Holdings Advisory Group. Ms. Bailey is a graduate of the United States Military Academy at West Point and holds a Master of Public Health from the University of North Carolina at Chapel Hill.

Brian J. Caveney, M.D.

Executive Vice President and President, Early Development Research Laboratories and Chief Medical and Scientific Officer

Brian J. Caveney (52) has served as Executive Vice President and President, Early Development Research Laboratories and Chief Medical and Scientific Officer since May 2023, having previously served as Executive Vice President and President, Diagnostics and Chief Medical Officer since November 2019. Prior to that he served as Senior Vice President and Chief Medical Officer, beginning in September 2017. From 2011 until joining the Company, Dr. Caveney worked at Blue Cross and Blue Shield of North Carolina (Blue Cross NC), a health care insurance provider, where he served as Blue Cross NC’s Chief Medical Officer. In addition to various roles in the Healthcare Division of the core health plan, Dr. Caveney also served as Chief Clinical Officer of Mosaic Health Solutions, a wholly owned subsidiary of Blue Cross NC for strategic investments in diversified health solutions businesses. Prior to joining Blue Cross NC, Dr. Caveney was a practicing physician and assistant professor at Duke University Medical Center and also provided consulting services for several companies in the Research Triangle Park, North Carolina region. Dr. Caveney also serves on the Board of Directors of the Personalized Medicine Coalition, the Healthcare Leadership Council, and North Carolina Healthcare Quality Alliance, and he is a Board Observer for CND Life Sciences, Inc. Dr. Caveney holds an M.D. from the West Virginia University School of Medicine, a J.D. from the West Virginia University College of Law, and a Master of Public Health in Health Policy and Administration from the University of North Carolina at Chapel Hill. He completed his residency at Duke University Medical Center and is board-certified in preventive medicine, with a specialty in occupational and environmental medicine.

Anita Z. Graham

Executive Vice President and Chief Human Resources Officer

Anita Z. Graham (54) has served as Executive Vice President and Chief Human Resources Officer since April 2023. Before joining Labcorp, Ms. Graham served as Executive Vice President, Chief Human Resources Officer and Public Affairs at VF Corporation, a footwear and apparel company, from January 2019 until January 2023, and as Vice President, Chief Human Resources Officer from January 2014 until January 2019. In addition to leading the human resources function through major business transformations, she also oversaw VF Corporation’s public affairs initiatives, including corporate communications, government relations, community relations, and the VF Foundation. Prior to her time at VF Corporation, Ms. Graham was Senior Vice President, Chief Human Resources and Administration Officer at ADT Corporation (now ADT Inc.), an electronic security, fire protection, and alarm monitoring company, where she led the human resources, environment, health and safety, and corporate communications functions. Previously, she was also the Executive Vice President, Chief Administrative Officer at Shire plc, a global biopharmaceutical company that is now part of Takeda Pharmaceuticals. Ms. Graham currently plays a leadership role in several professional organizations, including the Human Resources Policy Association, the Center on Executive Compensation, and the Center on Executive Succession. She is also a member of the national board for The Trust for Public Lands. Ms. Graham holds a Bachelor of Science in Industrial and Labor Relations from Cornell University and a Master of Business Administration in finance from the Stern School of Business at New York University.

2026 PROXY STATEMENT 45

EXECUTIVE OFFICERS

Kathryn W. Kyle

Executive Vice President, Chief Legal Officer, and Corporate Secretary

Kathryn W. Kyle (55) has served as Executive Vice President, Chief Legal Officer, and Corporate Secretary at Labcorp since January 2026. Ms. Kyle joined Labcorp in 2003 in the litigation group and has advanced through broader leadership roles in the law department since that time, becoming General Counsel in 2016. Under her leadership, Labcorp has successfully managed major litigation matters and reorganized various legal functions, including intellectual property areas and professional liability claims. Kathryn also successfully introduced legal support technology into core legal functions and provided critical strategic support to the enterprise during crisis events, including the COVID-19 pandemic. Prior to joining Labcorp, Ms. Kyle was a Senior Corporate attorney with Polaroid Corporation, where she was primarily responsible for employment and labor issues. She previously served as a litigation associate at a western Massachusetts law firm. Ms. Kyle received her Bachelor’s degree from Smith College and her Juris Doctorate from Emory University School of Law.

Jonathan C. Meltzer, Ph.D.

Executive Vice President, Operations

Jonathan C. Meltzer, Ph.D. (54), has served as Executive Vice President, Operations since January 2026. Dr. Meltzer joined Labcorp in 2006 and has held leadership roles of increasing responsibility. Most recently, he served as Senior Vice President of Laboratory Operations leading operations across more than 30 laboratory locations and oversight of the P&Ls for the Esoteric business units. Previously, he served as Senior Vice President of Strategy, Senior Vice President of Esoteric Businesses, Senior Vice President of Specialty Oncology as well as Vice President of Corporate Development, where he managed licensing, partnerships, mergers and acquisitions, and led the Labcorp Venture Fund. Dr. Meltzer also played a pivotal role in Labcorp’s pandemic response, directing efforts that delivered more than 70 million COVID-19 PCR tests and supported next-generation sequencing surveillance for the U.S. Centers for Disease Control and Prevention. Before joining Labcorp, Dr. Meltzer worked in venture capital, the Duke Office of Licensing and Ventures, and the North Carolina Department of the State Treasurer. Earlier in his career, he served as a Technology Commercialization Officer at the National Research Council of Canada and co-founded a company manufacturing molecular reagents for biomedical research. Dr. Meltzer holds his Bachelor of Science and a Doctorate in anatomy from the University of Manitoba and a Master of Business Administration from Duke University’s Fuqua School of Business.

Akinbolade (Bola) Oyegunwa, Ph.D.

Executive Vice President and Chief Information and Technology Officer

Akinbolade (Bola) Oyegunwa (43) has served as Executive Vice President and Chief Information and Technology Officer since November 2024. Since joining Labcorp in 2019 as Vice President of Decentralized Clinical Trials Technology, Dr. Oyegunwa has pioneered advancements in remote clinical trial technology, significantly enhancing patient accessibility to trials. He went on to serve as Chief Information Officer of Labcorp’s Drug Development segment, where he led a comprehensive digital transformation, expanded robotic process automation, and developed solutions for investigators and sponsors alike. In his most recent role as Senior Vice President of Enterprise Systems, Data and Technology, Dr. Oyegunwa oversaw essential functions, such as laboratory systems, corporate systems, robotics, and data engineering. His leadership delivered transformative technology solutions across Labcorp’s Diagnostics and Biopharma Laboratory Services segments. Before Labcorp, Dr. Oyegunwa held leadership positions as Global Head of Virtual Trials Technology and Director of Corporate Strategy at IQVIA and Global Head of Corporate and Digital Strategy at Cenduit, LLC. He has also advised private equity and venture capital firms and served as a board advisor for Headlands Research, a KKR & Co. Inc. portfolio company. Dr. Oyegunwa holds a Doctor of Philosophy in Microbiology and Immunology, a Master of Microbial Biotechnology, and a Master of Business Administration from North Carolina State University.

Amy B. Summy

Executive Vice President and Chief Marketing Officer

Amy B. Summy (60) has served as Executive Vice President and Chief Marketing Officer since March 2020. Prior to joining Labcorp, she was Partner, Marketing & Insights Practice Leader for the Americas for Ernst & Young LLP, a public accounting firm, from February 2018 to February 2020. From January 2013 to January 2018, Ms. Summy was Senior Vice President and Chief Marketing Officer for TE Connectivity Ltd., an industrial technology and manufacturing company, where she led the global marketing organization, brand, digital platforms, customer insights, and communications for the company. Prior to that, Ms. Summy was Vice President, Marketing from July 2011 to December 2012. Ms. Summy also worked for Sapient Corporation, a global marketing and digital services firm from 1996 to 2011, where she held executive leadership roles, including Managing Director and General Manager of its New York and West Coast offices and Chief Marketing Officer. Ms. Summy is a founder of No More Kids with Cancer, a member of the Corporate Council and Brain Tumor Board of Visitors for The Children’s Hospital of Philadelphia, and a member of the Board of the San Diego Natural History Museum. Ms. Summy received her Bachelor of Business Administration in Finance from Kent State University and holds a Master of Business Administration from New York University’s Stern School of Business.

46 LABCORP HOLDINGS INC.

EXECUTIVE OFFICERS

Bryan T. Vaughn

Executive Vice President, Diagnostics

Bryan T. Vaughn (43) has served as Executive Vice President, Diagnostics since January 2026. Mr. Vaughn joined Labcorp in 2009, and since that time, has held leadership roles of increasing responsibility. Most recently, he served as Senior Vice President, Health Systems & Mid-America Division, leading diagnostic operations across 19 states and managing enterprise partnerships with health systems and national accounts. He has led Labcorp’s health system growth strategy since 2017. Previously, he served as Vice President of Finance for Labcorp’s Atlantic Division, and earlier, Director of Women’s Health Segment Marketing and Director of Strategic Planning and Corporate Development, where he helped shape business strategy, drive product development and expand Labcorp’s market presence. Before joining Labcorp, Mr. Vaughn worked in healthcare investment banking at Raymond James, a leading financial services firm, and in health advocacy at Cigna, a global health services company. Mr. Vaughn holds a Bachelor of Arts in economics from Vanderbilt University and a Master of Business Administration with a concentration in health sector management from Duke University’s Fuqua School of Business.

Julia A. Wang

Executive Vice President and Chief Financial Officer

Julia A. Wang (55) has served as Executive Vice President and Chief Financial Officer since December 2024. Prior to joining Labcorp, she held various positions at BeiGene, Ltd., including most recently as its Senior Advisor from July 2024 to August 2024 and Chief Financial Officer from June 2021 to July 2024. Prior to joining BeiGene in 2020, Ms. Wang served as Senior Vice President, Global Business Finance and Corporate Planning at Alexion Pharmaceuticals, Inc. Before Alexion, she held leadership positions at Quest Diagnostics Incorporated, including Vice President of U.S. Regional Finance and Enterprise Commercial, and Vice President of Finance, Value Creation. Earlier in her career, Ms. Wang held senior leadership roles at Johnson & Johnson as Chief Financial Officer of certain of its medical device and pharmaceuticals operating businesses. Previously, she also led finance initiatives at PepsiCo, Inc. Ms. Wang holds a Bachelor of Arts in British Language and Literature from Shandong Normal University and a Master of Business Administration from Duke University’s Fuqua School of Business.

Peter J. Wilkinson

Senior Vice President and Chief Accounting Officer

Peter J. Wilkinson (55) has served as Senior Vice President and Chief Accounting Officer since April 2019. From January 2019 to April 2019, Mr. Wilkinson served as Labcorp’s Senior Vice President, Accounting. Prior to that, Mr. Wilkinson served as Executive Vice President and Chief Financial Officer of Syneos Health, Inc.’s clinical division, a biopharmaceuticals services organization, from August 2017 to July 2018, and as Senior Vice President and Chief Accounting Officer of INC Research Holdings, Inc., the publicly traded predecessor to Syneos Health, from February 2016 to August 2017. Mr. Wilkinson also previously served as Senior Vice President in the INC Research finance department from April 2014 to February 2016. Prior to his position with INC Research, Mr. Wilkinson worked as a self-employed financial consultant, following earlier positions as the Chief Accounting Officer at Pharmaceutical Product Development, Inc., a clinical research organization, and as an auditor with Deloitte & Touche LLP. Mr. Wilkinson holds a Bachelor of Science in Finance from Liberty University.

2026 PROXY STATEMENT 47

COMPENSATION DISCUSSION & ANALYSIS

The Company’s executive compensation policies are designed to assist us in attracting and retaining qualified executives by providing competitive levels of compensation that take into account the Company’s financial and business performance, execution of the Company’s strategic plan, leadership, and operational performance. The Company uses variable compensation to motivate and reward executive performance, as well as to align executive compensation with the Company’s actual performance and shareholder returns. In 2025, the CHC Committee approved annual incentive payouts to the NEOs who received payouts solely based on enterprise performance at 95.8% of target, which is consistent with our 2025 financial results, as discussed below in the section “2025 Company Performance Highlights,” on page 50.

In addition, all participants with performance shares, for the three-year measurement period that ended in 2025, earned 200% for such performance share awards, which is consistent with our three-year cumulative EPS, revenue, and our relative TSR modifier.

To ensure shareholder input is reflected in our programs, we engage with our shareholders throughout the year to discuss their views on our compensation programs. Over the last five years, our annual advisory vote on the compensation of our named executive officers has averaged support of approximately 92% of the shares voted.

48 LABCORP HOLDINGS INC.

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion and Analysis describes the Company’s executive compensation program and decisions for 2025. This section details the compensation framework applied by the CHC Committee and, in particular, our compensation philosophy, elements of executive pay, compensation decisions, and the link between executive pay and performance. In accordance with the rules of the SEC, the NEOs for 2025 were:

Adam H. Schechter Chairman, President and Chief Executive Officer	Julia A. Wang Executive Vice President and Chief Financial Officer

Megan D. Bailey Executive Vice President and President, Central Laboratories and International	Brian J. Caveney Executive Vice President and President, Early Development Research Laboratories and Chief Medical and Scientific Officer	Mark S. Schroeder Former Executive Vice President and President, Diagnostics and Chief Operations Officer

2026 PROXY STATEMENT 49

COMPENSATION DISCUSSION & ANALYSIS

2025 Company Performance Highlights

During 2025, we built on our position as a global leader of innovative and comprehensive laboratory services that provides vital information to help doctors, hospitals, pharmaceutical companies, researchers, and patients make clear and confident decisions.

We made notable progress in 2025 on both our near-term and longer-term strategic opportunities, which include:

•
Be the Partner of Choice for health systems and local and regional laboratories;
•
Lead in the development, licensing, and scaling of specialty testing, including companion diagnostics;
•
Establish leadership and partnership capabilities in cell and gene therapy;
•
Expand consumer-centric capabilities; and
•
Expand global reach, including through companion diagnostics.

The Company achieved solid operational and financial performance across a broad range of measures in 2025.

Revenues: $14.0 billion versus last year’s $13.0 billion	Diluted EPS: $10.46 versus $8.84 last year

Adjusted EPS: $16.44 versus $14.57 last year(1)	Free Cash Flow(2): $1.2 billion versus last year’s $1.1 billion

Transactions: Signed or closed 13 transactions in 2025 Expanded partnerships with health systems and regional/local laboratories	INNOVATION: Launched more than 130 new tests, including in the oncology, neurology, autoimmune disease, and women’s health areas
(1)
See reconciliation of net income to adjusted net income and the calculation of adjusted EPS on page 51.
(2)
Free cash flow equals operating cash flow less capital expenditures.

REVENUES AND ADJUSTED EPS: 2023 – 2025

The below graph shows the revenues and adjusted EPS for fiscal years 2023 through 2025. For fiscal year 2023, the full year consolidated results of the Company do not reflect the operations of Fortrea because they were treated as discontinued operations in those years in light of the spin-off of Fortrea from the Company in June 2023 (the “Spin-Off”).

$12.162
$13.56
$13.009
$14.57
$13.952
$16.44
2023
2024
2025
Revenues ($Billions)
Adjusted EPS[1]

(1)
Adjusted EPS, as presented, represents adjusted, non-GAAP financial measures. See reconciliation of net income to adjusted net income and the calculation of adjusted EPS below.

50 LABCORP HOLDINGS INC.

COMPENSATION DISCUSSION & ANALYSIS

The table below reconciles net income to adjusted net income and the calculation of adjusted EPS.

	Year Ended December 31,
(dollars and shares in millions, except per share data)	2023	2024	2025
NET INCOME	$418.0	$746.0	$876.5
AMORTIZATION OF INTANGIBLES AND OTHER ASSETS	219.8	256.4	280.0
RESTRUCTURING AND OTHER CHARGES	49.1	46.0	127.2
ASSET IMPAIRMENTS	349.0	5.3	4.3
ACQUISITION AND DISPOSITION-RELATED COSTS	56.0	146.4	52.9
LAUNCHPAD COSTS	-	65.7	64.1
SPIN-OFF TRANSACTION COSTS	94.1	-	-
COVID-19 RELATED COSTS	59.6	-	-
CUSTOMER AND VENDOR CYBER-EVENT COSTS	-	24.1	1.7
LOSSES ON VENTURE FUND INVESTMENTS, NET	4.8	11.4	44.1
EQUITY METHOD LOSS FROM SYNLAB INVESTMENT	-	-	10.8
GAINS ON SALE OF BUSINESS	-	(6.4)	-
PENSION SETTLEMENT	10.8	-	11.1
OTHER	46.6	86.7	83.5
INCOME TAX IMPACT OF ADJUSTMENTS	(155.7)	(151.3)	(179.0)
EARNINGS FROM DISCONTINUED OPERATIONS, NET OF TAX	(38.8)	-	-

CLINICAL DEVELOPMENT AND COMMERCIALIZATION SERVICES (“CDCS”) NOT INCLUDED IN DISCONTINUED OPERATIONS	74.4	-	-

ADJUSTED NET INCOME	$1,187.7	$1,230.3	$1,377.2
WEIGHTED AVERAGE SHARES OUTSTANDING	87.6	84.4	83.8
ADJUSTED EPS	$13.56	$14.57	$16.44

Shareholder Engagement

Over the last five years, our annual advisory vote on the compensation of our named executive officers has averaged support of approximately 92% of the shares voted, including at our 2025 Annual Meeting of Shareholders. We consider this level of approval an indicator that the vast majority of our shareholders support our compensation program. We remain committed to a compensation program that incentivizes our leaders and aligns with our strategy, the key value drivers of our business, and the expectations of our shareholders.

When the CHC Committee establishes its overall compensation program and long-term and short-term incentive plans, among other factors, it considers shareholder feedback. To ensure shareholder input is reflected in our compensation programs, we continue to engage with our shareholders throughout the year to discuss their views on executive compensation and corporate governance programs, as well as other topics of emerging concern and focus. Input from our shareholders on compensation is shared with the CHC Committee and discussed as part of the CHC Committee’s annual review of our compensation program. Specific comments received from shareholders are discussed with the CHC Committee and considered in the evolution of our executive compensation program and compensation best practices, as well as our corporate governance practices.

Compensation Program Overview and Alignment with Company Performance and Shareholder Interests

Labcorp’s executive compensation program is designed to attract, motivate, and retain talented executives in a highly competitive environment. Our executive compensation philosophy is to pay for performance by rewarding the achievement of specific short-term and long-term financial, operational, and strategic goals. We believe our executive compensation program discourages unnecessary risk-taking, aligns executive pay with company and executive performance and the interests of our shareholders, and reflects our strong commitment to results-driven compensation.

The CHC Committee considers the Company’s financial and business performance, execution of the Company’s strategic plan, leadership, and operational performance in making compensation decisions. The CHC Committee believes that talent is the key to the daily operating and long-term success of the Company, and has adopted a compensation program to support a pay for performance culture based on: (i) attraction, retention, and motivation of top talent; (ii) pay differentiation based on individual, business unit, and enterprise level results; (iii) compensation packages that are market competitive; (iv) fair, equitable, and compliant pay practices that support internal equity; (v) motivating performance and rewarding results that lead to profitable growth over time; and (vi) support of shareholder interests and returns.

2026 PROXY STATEMENT 51

COMPENSATION DISCUSSION & ANALYSIS

In support of the CHC’s Committee’s philosophy, our executives’ compensation structure is:

• Focused on performance-based and variable compensation. Performance-based compensation comprises a significant part of total compensation, with the combined percentage of variable and at-risk compensation highest for our CEO;

• Long-term performance oriented. Equity-based compensation comprises the largest part of total compensation and vests over a multi-year period to align the long-term interests of executive officers and shareholders;

• Sensitive to performance variability. The size and the realizable values of incentive awards provided to executive officers varies significantly with performance achievements;

•

• Benchmarked to industry peers. Compensation opportunities for executive officers are evaluated against those offered by companies that are in similar industries and are similar in size and scope of operations; and

• Designed to recognize varying levels of responsibility. Differences in executive compensation within the Company reflect varying levels of responsibility and/or performance.

The CHC Committee has structured our executive compensation program to align compensation with performance using three key elements of compensation: (i) base salary; (ii) annual cash incentive pay; and (iii) long-term incentive (“LTI”) stock awards. The CHC Committee generally seeks to establish total target compensation for these three elements that is competitive in relation to the median market compensation as reflected in data provided by FW Cook, its independent consultant, while continuing to emphasize the variable or at-risk portion of compensation when establishing the mix among these elements. The CHC Committee continues to regularly review its compensation program to drive continued alignment with the Company’s evolving strategic goals and shareholder expectations.

Approximately 76% of our CEO’s total target compensation, set by the CHC Committee in February 2025, was performance-based and at-risk and an additional approximately 16% of his total target compensation was variable and based on the performance of the Company’s stock. We believe the significant portion of total compensation delivered in equity tightly aligns our CEO’s performance with the Company’s objectives and shareholder expectations.

The charts below show the mix of pay elements included in total compensation opportunities for 2025 for our CEO and an average for our other NEOs.

52 LABCORP HOLDINGS INC.

COMPENSATION DISCUSSION & ANALYSIS

Labcorp seeks to achieve outstanding performance for our shareholders by focusing our executives on adjusted operating income, revenues, adjusted EPS, net orders for our BLS segment, and relative TSR (compared against our peer group). Our compensation program rewards our executives for achieving goals set for these financial metrics, as well as provides them a direct incentive to both preserve and create shareholder value and increase the Company’s stock price. A substantial majority of the executives’ 2025 compensation opportunities were delivered through a mix of variable and performance-based awards and long-term incentive stock awards, including performance-based cash compensation under our Labcorp Bonus Plan (“LBP”), performance shares, non-qualified stock options, and restricted stock units. Together, these elements are designed to align executive compensation with Company performance and shareholder value creation. Incentive compensation is guided by the following principles:

•
executives receive payments only if performance goals are met or exceeded;
•
payments under the LBP, if any, are based on a mix of (i) Company goals common to all executives; (ii) an environmental, social, and governance (“ESG”) modifier (“ESG Modifier”) based on Company-wide performance on ESG initiatives; and (iii) an individual performance modifier for each executive addressing areas such as leadership and strategic objectives;

•
by granting performance shares on overlapping cycles, the Company can adjust multi-year performance goals each year, as appropriate;
•
a significant portion of long-term incentive target value (approximately 60%) is earned only if three-year financial performance goals are met; and
•
both LBP payouts and the earned number of performance shares are capped at 200% of target.

The CHC Committee believes these principles reflect our strong commitment to a results-driven compensation program and the amounts earned in 2025 by our NEOs reflect this approach. Our annual performance in 2025 at the enterprise level was slightly below target. As a result of performance against our goals under the LBP, and after taking into account the ESG Modifier (as further detailed below) and individual performance modifier, the CEO and other NEOs who received an LBP payout solely on enterprise performance received a payout at 95.8% of target. Executives who received performance shares in 2023 received a share payout of 200% of target, reflecting our solid performance for the three-year performance period ending in 2025.

Our commitment to paying for performance is demonstrated in the graph below, which shows the total payout of the annual non-equity incentive compensation to the CEO of the Company at the time, for each year from 2021 to 2025. During the period from 2021 through 2025, the Company reported strong growth in revenues, adjusted earnings per share, and stock price, driven in part by organic growth and disciplined acquisitions.

(1)
Amounts shown reflect adjustments made to performance goals upon completion of the Spin-Off.

The graph above shows the cumulative total return assuming an investment of $100 on December 31, 2020, in Common Stock. For the purpose of this graph, the distribution of 100% of the outstanding common stock of Fortrea to our shareholders, pursuant to which Fortrea became an independent company, is treated as a non-taxable cash dividend of $33.11 per share, an amount equal to the opening price of the common stock of Fortrea when it began trading on June 20, 2023, that was deemed reinvested in Common Stock at the closing price on June 20, 2023. The graph also shows our annual incentive plan payout to our CEO at the time. The relationship reflects the Company’s commitment to aligning our annual incentive payouts with performance.

2026 PROXY STATEMENT 53

COMPENSATION DISCUSSION & ANALYSIS

Compensation Practices

Our market-leading compensation practices are designed with features to further align the interests of our executives with those of our shareholders:

What We Do
Maintain robust stock ownership requirements for executives (six times base salary for the Chief Executive Officer and three times base salary for Executive Vice Presidents)

Provide an annual target mix of performance oriented long-term stock incentives that includes performance shares (generally 60% of target grant value), with the remainder split between non-qualified stock options (20% of target grant value), and restricted stock units (20% of target grant value) with multi-year vesting

Cap annual incentive opportunity to discourage inappropriate risk-taking

Cap cash severance payments to executive officers under arrangements subject to the Company’s Cash Severance Policy at 2.99x the sum of the executive officer’s base salary and target annual incentive award

Maintain an insider trading policy that, among other things, requires pre-clearance of all transactions involving Common Stock and limits transactions to a specified trading window for key employees
Provide only “double trigger” change-in-control accelerated vesting provisions	Conduct annual shareholder outreach to engage on a variety of matters, including executive compensation
Maintain a robust Incentive Compensation Recoupment Policy that requires clawback of cash- and incentive-based compensation upon the occurrence of certain events	Accrue dividend equivalent rights on restricted stock units and performance shares, which are only paid if and when the underlying shares vest
Provide annual incentives linked to strategic and objective financial goals, which take into account company-wide performance

What We Don’t Do
Allow pledging or hedging of Common Stock	Offer excessive change-in-control benefits
Provide tax gross-ups for compensation, such as severance or change-in-control payments	Pay dividends on unvested performance awards and restricted stock units that are not earned
Use employment agreements except in connection with the hiring of our Chief Executive Officer

The Role of the CHC Committee in Oversight of Compensation and Benefits

The CHC Committee’s oversight responsibilities include the Company’s compensation and benefits. With respect to the NEOs and other executive officers, the CHC Committee establishes compensation and benefits plans, sets compensation targets and performance goals, and evaluates performance against those plans and goals. The CHC Committee meets throughout the year to review compensation trends, evaluate emerging best practices, and consider changes to the executive compensation programs that align pay with performance and provide our senior management with an incentive to achieve superior financial results for the Company. In determining whether changes to the executive compensation programs are needed, the CHC Committee considers the goals and strategic objectives of the Company, including changes to strategy that should be reflected in the incentive structure of the management team. The CHC Committee also considers the results of prior advisory votes on compensation, direct shareholder feedback, and input from FW Cook, in determining changes to the executive compensation program. The CHC Committee approves any changes to each component of executive officer compensation, including increases in base salary, annual cash incentive awards, and long-term incentive stock awards.

54 LABCORP HOLDINGS INC.

COMPENSATION DISCUSSION & ANALYSIS

Compensation Decisions for our CEO

With regard to compensation decisions for our CEO, the CHC Committee considers the results of his performance assessment, including input from all independent non-employee directors, as well as the Company’s financial and business performance. In an executive session, the Chair of the CHC Committee led the independent non-employee directors through a review of Mr. Schechter’s annual accomplishments, a review and approval of compensation actions recommended by the CHC Committee, and a review of performance objectives for the year. The Board (except for Mr. Schechter) reviews and ratifies the CHC Committee’s decisions with respect to Mr. Schechter’s compensation. In setting Mr. Schechter’s compensation for 2025, the CHC Committee took into consideration his leadership of the Company, the Company’s outstanding performance during his tenure, and competitive practice at peer companies. Additionally, as described in more detail below, upon an independent security firm’s assessment of the Company’s aircraft policies, in February 2025, the CHC Committee and the Board directed the Company to require stricter measures with respect to Mr. Schechter’s travel and directed him to use the corporate aircraft for security reasons for business and personal travel.

The Role of Management

Annually, and for 2025, the CEO is invited to provide input on the CHC Committee’s executive compensation decisions for his direct reports, including input on the individual performance modifier under the LBP for each NEO, subject to the approval of the CHC Committee. Mr. Schechter’s input on compensation proposals for the other NEOs are based on his assessment of past and expected individual performance and contribution. In addition, both the Company’s Chief Human Resources Officer and Senior Vice President of Global Total Rewards generally attend and participate in meetings of the CHC Committee and provide input on the design and implementation of the Company’s executive compensation program.

The Role of the Independent Consultant

FW Cook, the CHC Committee’s independent compensation consultant, plays an integral role in supporting the CHC Committee in the compensation-setting process, and one or more of its representatives typically attends the CHC Committee meetings to serve as a resource for the CHC Committee. FW Cook provides insight and advice related to the Company’s compensation plans and policies, and provides recommendations based on compensation trends and regulatory and compliance developments. To encourage independent review and discussion of executive compensation matters, the CHC Committee and its Chair regularly meet with FW Cook in executive sessions without management present. The CHC Committee has sole authority to retain or replace the independent compensation consultant. To maintain consultant independence, the CHC Committee’s pre-approval is required for all services performed by the independent compensation consultant.

The CHC Committee assesses the independence of its consultant annually, considering, among other factors, the independence factors established by the NYSE. Specifically, FW Cook provides no services to the Company or its management other than the services provided to the CHC Committee in its capacity as the CHC Committee’s independent adviser on executive compensation matters. FW Cook affirmed that no member of the consulting team has any business or personal relationship with the CEO or any member of the CHC Committee. FW Cook also affirmed that neither FW Cook nor any member of the consulting team serving the CHC Committee owns any stock of the Company. In addition, the CHC Committee evaluated the work of FW Cook and determined that its work raised no conflict of interest, including under applicable NYSE independence factors. Considering all of these factors, the CHC Committee concluded FW Cook was independent.

Use of Peer Group

In evaluating executive compensation, the CHC Committee considers both absolute performance of the Company, as well as external comparisons relative to an established peer group. The peer group is used as a reference to evaluate market pay levels for certain of our NEOs, understand peer market pay practices, and provide a comparison for the relative TSR component of our performance share awards. Annually, FW Cook prepares a review of competitive total compensation for certain of the Company’s executives versus total compensation for similar positions at our peer group companies. FW Cook also utilizes national general industry and life sciences survey data for executives for whom there is insufficient comparable information in the peer company proxy statements. The combination of the peer group data and survey data are used by the CHC Committee as market data for purposes of assessing the competitiveness of compensation. With input from FW Cook, and recognizing that the Company has limited directly comparable competitors, the comparative peer group is selected by the CHC Committee from public companies in the life science and healthcare industries that are close to the Company in terms of scope of services, have similar business characteristics, have connecting peer relationships (i.e., companies viewing the Company as a peer), and are of a similar size in terms of revenue and market capitalization. Each year, with the support of FW Cook, the CHC Committee reviews the previous year’s peer group to ensure it remains appropriate for benchmarking purposes, and makes adjustments as needed to reflect changes in business strategy and other circumstances (e.g., mergers and acquisitions).

In April 2024, as part of its annual review conducted with the assistance of FW Cook, the CHC Committee updated the peer group used for setting 2025 compensation. The CHC Committee removed IQVIA Holdings, as it was no longer aligned with the Company’s operations following the Spin-Off, and added Hologic, Inc. and Tenet Healthcare Corporation, which align well with the Company in terms of revenue, market capitalization, and industry focus. No other changes were made to the peer group at that time.

2026 PROXY STATEMENT 55

COMPENSATION DISCUSSION & ANALYSIS

The companies included in the 2025 comparative peer group were:

Agilent Technologies, Inc.

Baxter International Inc.

Becton, Dickinson and Company Incorporated

Boston Scientific Corporation

Charles River Laboratories

Edwards Life Sciences

Henry Schein, Inc.

Hologic, Inc.

Molina Healthcare

Quest Diagnostics Incorporated

Stryker Corporation

Tenet Healthcare Corporation

Universal Health Services

Viatris

Zimmer Biomet Holdings, Inc.

In April 2025, as part of its annual review conducted with the assistance of FW Cook, the CHC Committee established the comparative peer group used for setting 2026 compensation. In connection with this review, FW Cook considered, among other factors, merger and acquisition activity among the peers to confirm that the continuing peers remain comparable to the Company in terms of size and business focus. The CHC Committee made no changes to the peer group, concluding that the peer group used for setting 2025 compensation remained appropriately aligned with the Company in terms of revenue, market capitalization, and industry focus.

2025 Elements of Compensation

Our executive compensation program focuses on three key elements of compensation: (i) base salary; (ii) annual cash incentive pay; and (iii) long-term incentive stock awards. The following chart shows how these elements were used by the CHC Committee in 2025.

LABCORP — 2025 EXECUTIVE COMPENSATION STRUCTURE AND ACTIONS
BASE SALARY

In December 2024, the CHC Committee approved a base salary increase of 11.9% for Dr. Caveney and Mr. Schroeder, in each case effective as of January 5, 2025. In February 2025, the CHC Committee approved base salary increases of 3.4% for Ms. Wang and 3.0% for Ms. Bailey, effective as of June 29, 2025.

ANNUAL CASH INCENTIVE PLAN (LBP)	PERFORMANCE METRICS
	Consolidated Revenues Consolidated Adjusted Operating Income Segment Specific Metrics Subject to modification based on individual performance and Company-wide ESG performance		Payouts to the CEO and other NEOs under the LBP ranged from 95.8% to 97.1% of target performance. The payout factor for the enterprise pool was 95.8%.
LONG-TERM INCENTIVE (LTI)	PERCENT OF TARGET LTI	PERFORMANCE METRICS
	60% – Performance Shares	70% – EPS	Payouts of the 2023-2025 performance share cycle were 200% of Target for the NEOs who received awards in 2023.
30% – Revenue
Total Shareholder Return (25% Modifier)
	20% – Restricted Stock Units	Service During Vesting Period
	20% – Non-qualified Stock Options	Service During Vesting Period

In addition to the three main elements of our compensation program, we also provide limited perquisites, severance benefits, and legacy post-retirement benefits as part of a standard and competitive compensation package.

Base Salary

While the CHC Committee generally targets salary levels of the NEOs at the median of the peer group, it retains the flexibility to adjust individual compensation to take into account variations in the individual’s job experience and responsibilities, including as reviewed and recommended to the CHC Committee by the CEO. Annual changes in base salaries are determined using several factors, including Company performance, the individual’s performance and experience in the role, increases generally provided to our employees, and how specific executive responsibilities compare to other executives within Labcorp, as well as to the most appropriate market reference data provided by FW Cook.

56 LABCORP HOLDINGS INC.

COMPENSATION DISCUSSION & ANALYSIS

In December 2024, the CHC Committee approved base salary increases for Dr. Caveney and Mr. Schroeder as set forth in the table below. The CHC Committee considered, among other things, their leadership and extensive senior management experience at the Company, a desire to align pay more competitively with peer group pay practices given their experience and the recommendations of FW Cook. In February 2025, the CHC Committee approved base salary increases for each of Ms. Wang and Ms. Bailey as set forth in the table below. Increases for Ms. Wang and Ms. Bailey align with increases generally provided to our other executives. No base pay increase was provided to Mr. Schechter as the Committee preferred to increase his incentive opportunity.

The table below sets forth the base salary changes for the NEOs during 2025, effective June 29, 2025, unless otherwise noted.

Executive	January 1, 2025 Salary	June 29, 2025 Salary	Percent Change

ADAM H. SCHECHTER	$1,435,000	$1,435,000	—
JULIA A. WANG	$725,000	$750,000	3.4%
MEGAN D. BAILEY	$560,000	$577,000	3.0%
BRIAN J. CAVENEY(1)	$670,000	$750,000	11.9%
MARK S. SCHROEDER(1)	$670,000	$750,000	11.9%

(1)
Salary increase took effect on January 5, 2025.

Annual Cash Incentive Pay (LBP)

The LBP is an enterprise-wide bonus plan that covers the majority of our executives and other management eligible for bonuses, including the NEOs. The LBP is designed to reward participants for achieving annual goals that further the Company’s strategy and create shareholder value. The LBP was originally introduced in 2021 to better (i) support the Company strategy through its strong focus on enterprise-wide performance; (ii) harmonize practices across the enterprise; and (iii) align with the range of performance opportunity observed with peer group and market practice. In 2022, an ESG modifier (as described in more detail below) for Section 16 officers was added to the LBP design.

For 2025, the LBP design remained in place without any changes for the NEOs.

Bonus awards for NEOs under the LBP are based on three performance factors:

•
a Business Performance Factor, which is based on Company financial metrics;
•
the ESG Modifier based on overall Company performance; and
•
the executive’s Individual Performance Modifier.

Each NEO’s Business Performance Factor is based entirely on enterprise financial metrics, or on a combination of enterprise financial and segment financial and operating metrics, depending on the executive’s responsibility. The table below shows the metrics and weightings that determine the Business Performance Factor for each NEO.

Metrics	Enterprise Group	Diagnostics Segment Group	Biopharma Laboratory Services Segment Group

Executives	ADAM H. SCHECHTER JULIA A. WANG	MARK S. SCHROEDER	MEGAN D. BAILEY	BRIAN J. CAVENEY

Consolidated Revenues	50%	25%	25%	35%
Consolidated Adjusted Operating Income	50%	25%	25%	35%
Diagnostics Segment Revenues	—	25%	—	—
Diagnostics Segment Adjusted Operating Income	—	25%	—	—
Biopharma Laboratory Services Segment Net Orders	—	—	15%	9%

Biopharma Laboratory Services Segment Adjusted Operating Income	—	—	35%	21%

Total	100%	100%	100%	100%

2026 PROXY STATEMENT 57

COMPENSATION DISCUSSION & ANALYSIS

Setting and Evaluating LBP Performance Targets

Company financial goals may be achieved at a threshold, target, or superior level. If actual performance for a Company financial goal falls between either the threshold and target levels or the target and superior levels, the payouts are interpolated accordingly based on payout levels shown below. Each goal is measured separately and if the threshold level of performance for a particular goal is not achieved, the payout for that goal is zero. The Business Performance Factor for each NEO is calculated based on the weighted average of each Company financial metric applicable to such NEO. If one or more of the financial performance metrics factoring into an NEO’s Business Performance Factor is not achieved, then the NEO’s Business Performance Factor—as well as the overall LBP payout amount—may fall below the threshold level payout amount.

Performance Level	Payout Level
Threshold	50% of Target
Target	100% of Target
Superior	200% of Target

The CHC Committee introduced the ESG Modifier in 2022 in response to shareholder feedback and evolving market trends. It was designed to incorporate overall Company performance on corporate responsibility matters. Performance is evaluated based on a holistic, qualitative review of the Company’s success relative to corporate responsibility and strategic performance objectives. The ESG Modifier has the potential to decrease, but not increase, the executive’s bonus based on achievement of the corporate responsibility and strategic performance objectives and can range from 90% to 100%. The ESG Modifier included the three following goals for 2025:

•
cultivating and advancing an inclusive environment and culture, where employees feel like they belong, and continuing to build a robust talent pipeline;
•
establishing and supporting initiatives to reduce greenhouse gas emissions and employee injuries; and
•
advancing our commitment to data privacy, security, and compliance and ethics.

Effective in 2026, the ESG Modifier is being renamed the Strategic Objectives Modifier, which will continue to encompass corporate responsibility as well as enterprise-wide strategic initiatives. This Strategic Objectives Modifier will continue to be assessed at the enterprise level for all NEOs and has the potential to decrease, but not increase, the executive’s bonus based on achievement of the corporate responsibility and strategic performance objectives and can range from 90% to 100%.

In addition, there is an Individual Performance Modifier that increases or decreases the executive’s bonus based on individual performance, which may address individual, strategic, and operational objectives, as well as soft skills such as leadership and collaboration. The Individual Performance Modifier may range from 0% to 150%, provided that the modifier may not increase the payout to more than 200% of target under the LBP, the overall plan cap on payouts. If one or more of the individual performance metrics are not achieved (resulting in 0%), then the corresponding LBP payout could result in an amount less than the threshold level amount.

The threshold, target, and superior goals for the revenues, adjusted operating income, and BLS net orders measures were based on various outcomes considered by the CHC Committee, with the target amounts aligning to the Company’s and segment’s operating budget approved by the Board. Our 2025 goals took into consideration the Company’s and each segment’s internal outlook and expectations, and the outlook for 2025 provided to the public markets in early 2025.

Results for 2025 LBP Company and Segment Financial Goals

The 2025 goals and the result for the year for each goal are set forth in the following table.

Company Goals	Threshold	Target	Superior	2025 Result	Achievement(7)
Consolidated Revenues(1)	$12.59 billion	$13.99 billion	$15.38 billion	$13.85 billion	99.0%
Consolidated Adjusted Operating Income(2)	$1.60 billion	$2.00 billion	$2.20 billion	$1.97 billion	98.6%

Diagnostics Segment	Threshold	Target	Superior	2025 Result	Achievement(7)
Segment Revenues(3)	$9.80 billion	$10.89 billion	$11.97 billion	$10.82 billion	99.4%
Segment Adjusted Operating Income(4)	$1.42 billion	$1.77 billion	$1.95 billion	$1.76 billion	99.8%

Biopharma Laboratory Services Segment	Threshold	Target	Superior	2025 Result	Achievement(7)
Segment Net Orders(5)	$3.00 billion	$3.33 billion	$4.66 billion	$3.37 billion	101.2%
Segment Adjusted Operating Income(6)	$431.5 million	$479.4 million	$671.2 million	$473.7 million	98.8%

(1)
The consolidated revenues item represents the Company’s consolidated revenues as reported in the 2025 Annual Report, adjusted for foreign currency impact versus budgeted exchange rates.
(2)
Consolidated adjusted operating income represents the Company’s consolidated adjusted operating income (excluding amortization, restructuring charges, special items, and impairments) as reported in the Company’s 2025 earnings release on February 17, 2026, adjusted for foreign currency impact versus budgeted exchange rates.
(3)
The Diagnostics Segment revenues item represents Labcorp Diagnostics revenues as reported in the Company’s 2025 earnings release on February 17, 2026, adjusted for foreign currency impact versus budgeted exchange rates and adjusted to remove 70% of the impact of acquisitions, which reduced revenue by $0.06 billion.

58 LABCORP HOLDINGS INC.

COMPENSATION DISCUSSION & ANALYSIS

(4)
Diagnostics Segment adjusted operating income represents Labcorp Diagnostics adjusted operating income as reported in the Company’s 2025 earnings release on February 17, 2026, adjusted for foreign currency impact versus budgeted exchange rates and adjusted to remove 70% of the impact of acquisitions, which increased adjusted operating income by $0.004 billion.
(5)
Segment net orders represents BLS reported net orders on a constant currency basis.
(6)
BLS adjusted operating income represents Biopharma Laboratory Services adjusted operating income as reported in the Company’s 2025 earnings release on February 17, 2026, adjusted for foreign currency impact versus budgeted exchange rates. There were no BLS acquisitions in 2025.
(7)
Percentage achieved as a percentage of the target goal. Note that goals shown in the table have been rounded for presentation purposes.

The table below shows for our NEOs who received awards under the 2025 LBP, the bonus opportunity, the Business Performance Factor, the ESG Modifier, the Individual Performance Modifier, and the resulting LBP award. In 2025, given the Company’s continued solid financial performance and ability to meet the continued needs of patients, providers, and pharmaceutical clients, the Individual Performance Modifier was set at 100% for each NEO. In addition, after a review of the Company’s performance against the 2025 ESG goals, the CHC Committee approved an overall ESG Modifier of 100%.

Executive	Prorated Salary(1)	Bonus Target (%) of Salary	Target Opportunity	Business Performance Factor(2)	Business Performance Factor Payout %	ESG Modifier	Individual Performance Modifier	Bonus Payout

ADAM H. SCHECHTER	$1,435,000	150%	$2,152,500	Enterprise	95.8%	100.0%	100.0%	$2,062,095
	\
JULIA A. WANG	$737,740	100%	$737,740	Enterprise	95.8%	100.0%	100.0%	$706,755

MEGAN D. BAILEY	$568,663	100%	$568,663	Enterprise and BLS	96.3%	100.0%	100.0%	$547,622

BRIAN J. CAVENEY	$749,123	100%	$749,123	Enterprise and BLS	96.1%	100.0%	100.0%	$719,907

MARK S. SCHROEDER	$749,123	100%	$749,123	Enterprise and Diagnostics	97.1%	100.0%	100.0%	$727,399

(1)
Represents prorated salary for each executive.
(2)
Business Factor Performance for Ms. Bailey, Dr. Caveney and Mr. Schroeder used different weighted segment metrics. See metrics table above on page 57 for additional information.

Long-Term Incentive Stock Awards

Peer Benchmarking and Overall Plan Design

In 2025, the CHC Committee, together with FW Cook, evaluated the market practices of our comparative peer group and healthcare companies generally, the Company’s business strategy and level of acquisition activity, the relevance of return on investment capital to plan participants, and the governance processes in place supporting stewardship of capital and acquisition decisions. Following this comprehensive review, and based in part on the strong shareholder support for our compensation program, as reflected by our “say-on-pay” results and guidance from FW Cook, the CHC Committee decided to retain in 2025 the Company’s current LTI plan design and performance metrics, which effectively aligns pay and performance, is in line with prevailing market practice, the Company’s strategy, and key financial metrics, and includes metrics strongly correlated to TSR and well understood by plan participants.

Overview of 2025 Long-Term Incentive Program Design

LTI awards for 2025 continued to be comprised of a mix of performance shares, non-qualified stock options, and restricted stock units. Performance shares vest based on performance at the end of a three-year performance measurement period. Non-qualified stock options and restricted stock units generally vest in equal one-third increments on the first, second, and third anniversary of the grant date.

Performance shares are intended to comprise 60% or more of the target value on the grant date, with the remainder split between restricted stock units and non-qualified stock options (based on the Black-Scholes option pricing model). In setting 2025 long-term compensation, the CHC Committee determined that a target mix of 60% performance shares, 20% non-qualified stock options, and 20% restricted stock units would achieve all of the following:

•
reward stock-price growth;
•
deliver performance-based, at-risk compensation through performance shares;
•
ensure longer-term business focus through the use of multi-year operational performance goals to determine the number of performance shares ultimately earned;
•
provide retention features through multi-year vesting of equity awards;
•
align interests of executive officers, including the NEOs, with interests of all shareholders; and
•
align with practices of the market and peer group.

Performance Metrics for the 2025-2027 Performance Cycle

For the 2025-2027 performance cycle, the CHC Committee determined that EPS, revenue, and relative TSR remained appropriate because they: (i) are critical to the long-term success of the Company; (ii) are transparent to shareholders and the NEOs; (iii) reinforce alignment between the NEOs and shareholders through the TSR modifier; and (iv) create an appropriate balance between profitability and top-line growth, which is important to shareholder value and discourages unnecessary risk taking.

2026 PROXY STATEMENT 59

COMPENSATION DISCUSSION & ANALYSIS

LTI Award Sizing and Market Positioning

The CHC Committee annually evaluates the size of LTI award values to assess whether when combined with base salary and the target LBP payout, the total target pay opportunity generally aligns with the median of the peer group and/or other applicable market comparisons.

In determining the target LTI award values for 2025, the CHC Committee considered whether total target pay opportunities for all of our NEOs would be within what the CHC Committee considered to be a competitive range of within 15% of the market median. In addition to the review of market comparisons, the CHC Committee retains the flexibility to adjust individual award levels, taking into account variations in the individual’s job experience and responsibility, including as reviewed and recommended to the CHC Committee by Mr. Schechter for executives other than himself.

In setting Mr. Schechter’s 2025 compensation in February 2025, the CHC Committee approved a 4.6% increase to his LTI award value in recognition of his outstanding leadership of the Company and its strong performance under his tenure, as well as to position his pay more competitively relative to peers.

Ongoing Review and Governance

Each year, the CHC Committee assesses the appropriateness of the design and metrics used to determine the actual number of performance shares to be earned, if any, at the end of the next three-year period. As part of this assessment, the CHC Committee, together with FW Cook, conducts a comprehensive review that considers factors such as alignment with long-term business objectives and shareholder value creation, shareholder feedback, market practices of our peer group, and healthcare companies generally, our business strategy and level of acquisition activity, and the governance processes in place supporting stewardship of capital and acquisition decisions.

2025-2027 Performance Share Award Targets

The table below presents an overview of the 2025-2027 performance share awards, which are based on cumulative three-year EPS, cumulative three-year revenue, and a modifier based on TSR relative to our peer group in effect at the time of the grant.

Goal	Weighting	Threshold	Target	Superior
EPS (three-year cumulative EPS)	70%	$47.50	$52.00	$56.50
REVENUE (three-year cumulative revenue)	30%	$41.85 billion	$43.98 billion	$46.10 billion

RELATIVE TSR MODIFIER(1)	N/A	Bottom 25th Percentile -25%	Between the 26th and 75th Percentile No adjustment	Top 25th Percentile +25%

(1)
Refers to the percentile among our peer group based on TSR.

Performance shares are earned based on EPS and revenue performance as set forth in the below table. The calculation payout is based on a weighted average of the EPS and revenue performance. If the three-year cumulative relative TSR falls below the 26th percentile of our comparative peer group, the calculated payout of the performance shares will be reduced by 25%. If the three-year cumulative relative TSR is above the 75th percentile, the calculated payout of the performance shares will be increased by 25%, subject to an overall cap at 200%.

Performance Level	Proportion of Performance Shares Earned (Prior to application of the relative TSR Modifier)

Below Threshold	0%
Threshold	50%
Target	100%
Superior	200%

Details related to the grant size for each NEO can be found in the Grants of Plan-Based Awards table on page 66.

2023-2025 Performance Shares Earned

The Company granted performance shares in 2023 that would be earned only to the extent the stated performance goals over the three-year performance period ending December 31, 2025, were realized. The awards were based on cumulative three-year EPS and cumulative three-year revenue, with a modifier based on TSR relative to the peer group at the time of the grant. The awards provided that achievement at the threshold level would result in earning 50% of the related portion of the award, achievement at the target level would result in earning 100% of the related portion of the award, and achievement at the superior level would result in earning 200% of the related portion of the award. In light of the Spin-Off, the Labcorp performance targets were revised to remove CDCS business forecast incorporated in the original targets. The CDCS business was treated as discontinued operations for purposes of the award and excluded from measurement of performance against targets in all covered periods. As a result of the performance, and as described below, awards were earned at 200% of target and vested on March 26, 2026.

60 LABCORP HOLDINGS INC.

COMPENSATION DISCUSSION & ANALYSIS

Goal	Weighting	Threshold	Target	Superior	2023-2025 Result

EPS(1) (three-year cumulative EPS)	70%	$39.45(1)	$42.65(1)	$45.93(1)	$44.57
REVENUE(1) (three-year cumulative revenue)	30%	$36.0 billion(1)	$37.1 billion(1)	$38.3 billion(1)	$39.1billion

RELATIVE TSR MODIFIER(2)	N/A	Bottom 25th Percentile -25%	Between the 26th and 75th Percentile No adjustment	Top 25th Percentile +25%	79th Percentile

(1)
The 2023-2025 performance share award goal amounts shown were adjusted to remove the three-year CDCS forecast, which had been included in the January 2023 five-year forecast used to set the original targets. The CDCS business was treated as discontinued operations for purposes of the award and excluded from the measurement of performance against the targets in all covered periods.
(2)
Refers to the percentile among our peer group based on TSR. The performance share awards provided that if the three-year cumulative relative TSR was below the 26th percentile of our peer group, the calculated payout of the performance share awards earned would be reduced by 25%; if the three-year cumulative relative TSR was above the 75th percentile, the calculated payout of the performance share awards earned would be increased by 25%; and if the three-year cumulative relative TSR was in range from the 26th to the 75th percentile, then no adjustment would be made.

The chart below shows the total payout of the performance share awards earned by our NEOs who received grants in each three-year period from 2021 to 2025.

Performance Award Payout
200.0% of Target
114.2% of Target
200.0% of Target
2021-2023
2022-2024
2023-2025

Equity Grant Practices; Clawback Requirement

Generally, the CHC Committee approves equity grants, including grants of non-qualified stock options, each February at its first regularly scheduled meeting of the year, with the date of such meeting generally determined in the prior year. This timing is intended to provide for a routine and regular grant practice. Following the approval of the Labcorp Holdings Inc. 2025 Omnibus Incentive Plan in May 2025, equity grants are now awarded under the Labcorp Holdings Inc. 2025 Omnibus Incentive Plan, and the grant date of an award is the date the CHC Committee approves the award. Equity grants, generally in the form of Restricted Stock Units or Performance Shares, are also granted from time to time by the CHC Committee at other points during the year in connection with new hires, promotions, employee retention, or other special circumstances. The CHC Committee does not consider material non-public information when considering awards or determining the timing and terms of such awards, and the Company does not time the disclosure of material non-public information to affect the value of executive compensation. Options are granted under a shareholder-approved plan and at an exercise price equal to the closing market price of the Common Stock on the grant date.

Awards that have been made pursuant to the Labcorp Holdings Inc. 2025 Omnibus Incentive Plan are subject to any recoupment policy adopted by the Company to comply with the requirements of any applicable laws.

In October 2023, the CHC Committee approved our amended and restated Incentive Compensation Recoupment Policy, which we originally adopted in December 2018 (the “Recoupment Policy”). The Recoupment Policy generally provides for clawback of cash and equity awards from covered executives upon the occurrence of certain events, including the filing of an accounting restatement, overpayment of an award based on an accounting error, and employee misconduct.

In accordance with SEC and NYSE rules, the Recoupment Policy requires reasonably prompt recovery of excess incentive compensation from covered executives (which include our NEOs) if (i) the Audit Committee, the Board, or another committee of the Board, as applicable, concludes or reasonably should have concluded that the Company is required to effect an accounting restatement; or (ii) a court, regulator, or other legally authorized body directs the Company to prepare an accounting restatement. The Recoupment Policy expands the definition of accounting restatements to include accounting restatements caused by material non-compliance with any reporting requirement, as well as accounting restatements required to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Recoupment Policy also permits the Board to recover excess incentive compensation from all employees following the aforementioned accounting restatement triggers.

2026 PROXY STATEMENT 61

COMPENSATION DISCUSSION & ANALYSIS

In addition to what is required under the SEC and NYSE rules, the Recoupment Policy empowers the Company to recover any incentive compensation (including any cash or equity-based compensation) from current and former employees for certain acts of misconduct. Pursuant to our Recoupment Policy, the Company may recover incentive compensation from all current and former employees if they (i) are terminated for cause as defined in their employment agreement with the Company, or as defined under the Laboratory Corporation of America Holdings Amended and Restated Master Senior Executive Severance Plan (the “Severance Plan”) or the Labcorp Holdings Inc. 2025 Omnibus Incentive Plan; (ii) engage in certain misconduct, including a failure to supervise, resulting in material harm to the Company; (iii) materially violate, breach or participate in activities that conflict with any employment agreement, confidentiality obligation or other restrictive covenant; (iv) commit or aid and abet an act of fraud or dishonesty, or intentional misconduct during the course of their employment; or (v) materially breach a written policy applicable to employees of the Company.

The Recoupment Policy also requires reasonably prompt recovery of excess incentive compensation from covered executives upon an overpayment of an award based on an accounting error. For employees other than covered executives, the Board retains discretion to seek recovery of excess incentive compensation resulting from such overpayments.

Stock Ownership Guidelines

The Board believes that requiring executive management to maintain a significant personal level of stock ownership ensures that each executive officer is financially aligned with the interests of our shareholders. Pursuant to the executive stock ownership program, the stock ownership requirement for each Section 16 Officer is determined annually, utilizing the executive’s base salary as of the Measurement Date and the average closing price of Common Stock for the 90-day period ending on the Measurement Date. For new executive officers, the stock ownership requirement is initially determined as of the date that the person becomes an executive officer, utilizing the executive’s base salary as of that date and the average closing price of Common Stock for the 90-day period ending on that date.

The required level of stock ownership will be adjusted if the executive’s position changes and the new position has a different ownership requirement. An executive is required to maintain this level of stock ownership throughout the executive’s tenure with the Company until near retirement, as explained below. The ownership requirements for each position are:

Position	Company Stock Ownership Requirements as a Multiple of Base Salary

Chief Executive Officer	6x
Executive Vice Presidents	3x
All Other Executive Officers	1x

Until the required level of ownership is met, an executive is required to hold 50% of any shares of Common Stock acquired upon the lapse of restrictions on any stock grant and upon the exercise of non-qualified stock options, net of taxes and shares used to pay the exercise price. If an executive fails to meet or show progress towards satisfying these requirements, the CHC Committee may reduce future equity grants or other incentive compensation for that executive. Once an executive reaches the age of 62, the ownership requirement is reduced by 50%, and once an executive reaches the age of 64, the ownership requirement is reduced by 75%. As of December 31, 2025, each of the NEOs was in compliance with the stock ownership guidelines, either through satisfying the required level of ownership, or by satisfying the holding requirement.

Insider Trading Policy

The Company maintains an Insider Trading Policy governing the purchase, sale, and/or other dispositions of its securities by the Company’s directors, officers, employees and designated contractors. The Company also follows procedures for the repurchase of its securities, including the prior review of such transactions by legal counsel. We believe our Insider Trading Policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable NYSE standards. A copy of the Company’s Insider Trading Policy was filed as an exhibit to the Company’s 2025 Annual Report. The Company’s Insider Trading Policy prohibits all directors, officers, and employees from pledging and hedging with respect to Company stock, including:

•
purchases of Company stock on margin and/or any pledge of Company stock including holding Company stock in a marginable account and/or in any account other than a cash account;
•
short sales;
•
the buying or selling puts or calls; and
•
other forms of hedging transactions, such as prepaid variable forwards, equity swaps, collars, and exchange funds.

Perquisites

The CHC Committee has determined that financial services, long-term disability, a wellness exam allowance, and certain security services are appropriate benefits that help ensure that the Company’s executives maintain appropriate fiscal and physical health, which contributes to stable executive leadership for the Company.

In light of incidents raising additional concerns regarding the safety of senior executives at public companies, particularly in the healthcare sector, the Board directed the Company in late 2024 to engage an independent third party to conduct a security assessment relating to Mr. Schechter. The assessment included a review of the Company’s aircraft policies and travel arrangements applicable to Mr. Schechter. In February 2025, following its review of the assessment and based on the assessment’s recommendations, the CHC Committee and the Board directed the Company to implement enhanced security measures with respect to Mr. Schechter’s travel, including requiring him to use the corporate aircraft for both business and personal travel for security reasons. As a result, the caps and reimbursements under Mr. Schechter’s employment agreement on the personal use of the corporate aircraft are not currently applicable.

62 LABCORP HOLDINGS INC.

COMPENSATION DISCUSSION & ANALYSIS

Mr. Schechter’s employment agreement also provides that he be provided with a car and driver for local commuting and business use. Mr. Schechter is responsible for all other commuting costs and does not receive any tax gross-ups or reimbursement for imputed income associated with such commuting or personal travel. Additional information on the perquisites for Mr. Schechter are set forth below under the section “Mr. Schechter’s Employment Agreement – Benefits and Perquisites” on page 75.

In July 2021, the CHC Committee also authorized Mr. Schechter to review and approve limited non-business use of the corporate aircraft by executive management and employees provided that Mr. Schechter determines that it is appropriate for such employee’s productivity, privacy, safety, and security.

The CHC Committee believes that the perquisites the Company provides are appropriate and beneficial to the Company, and there are no associated tax gross-up payments. For more information on perquisites provided in 2025, including the valuation and amounts, see the “Summary Compensation Table” below.

Termination and Change-in-Control Payments

The Severance Plan provides participants with financial protection in circumstances involving a qualifying termination. The Severance Plan was established to provide a competitive benefit necessary to attract and retain executives, and so that in the context of a change in control the executive would consider corporate actions that would benefit shareholders without regard to personal finances.

We believe that the Severance Plan is appropriately structured and consistent with current market practice. For example, the Severance Plan provides for severance payments, a portion of which is based on the executive’s average actual annual incentive payouts over a three-year period prior to the termination of employment, rather than target, and does not have tax gross-up payments associated with change-in-control payments. For additional information on the termination and change-in-control benefits under the Severance Plan, see “Potential Payments Upon Termination or Change-in-Control” on page 72.

The Labcorp Holdings Inc. 2025 Omnibus Incentive Plan provides that if awards are assumed or substituted in connection with a change in control, only a qualifying termination event will result in accelerated vesting (i.e., “double trigger”). The plan does not provide for any tax gross-ups. We believe these provisions are consistent with current compensation trends.

Mr. Schechter does not participate in the Severance Plan. For a discussion of Mr. Schechter’s severance arrangements, which are governed by the provisions of his employment agreement, see the section “Mr. Schechter’s Severance Arrangements” on page 76.

Cash Severance Payments to Executive Officers

Pursuant to the Company’s Executive Officer Cash Severance Policy, effective February 2024, any employment agreement, any severance, separation, or change of control agreement or similar arrangement, and any severance plans or policies, with or applicable to any of our executive officers entered into subsequently, will not permit cash severance benefits to exceed 2.99 times the sum of the executive officer’s base salary and annual target bonus without the approval of our shareholders.

Deferred Compensation Plan

At the end of 2021, Labcorp froze both the Laboratory Corporation of America Holdings Deferred Compensation Plan and the Covance Deferred Compensation Plan and established a new plan, the Laboratory Corporation of America Holdings Nonqualified Deferred Compensation Plan (“DCP”), effective January 1, 2022. The DCP was established to provide a competitive benefit as part of the overall benefits package available to executives and provides them with a tax efficient strategy for retirement savings and capital accumulation without significant cost to the Company. Under the DCP, certain of Labcorp’s executives, including the NEOs, may elect to defer up to 90% of their annual cash incentive pay and/or up to 50% of their annual base salary and/or eligible commissions subject to annual limits established by the federal government. The deferral limits were based on the CHC Committee’s assessment of best practices at the time the DCP was established. Labcorp makes no matching contributions to the DCP. For additional information on the DCP, see “Deferred Compensation Plan” and accompanying table beginning on page 71.

Retirement Plans

The Company currently offers a 401(k) plan, which is a defined contribution retirement savings plan. Participation in this plan is available to substantially all eligible U.S.-based employees, including executives. Company contribution information for executives is reflected in the “Summary Compensation Table” below.

The Company previously adopted a supplemental retirement plan, the Pension Equalization Plan (the “PEP”) for executives, including the NEOs who have met the PEP’s service requirements. The PEP is an unfunded, non-contributory, non-qualified plan that was designed to provide income continuation benefits at retirement and work in conjunction with the Company’s Cash Balance Retirement Plan (the “Cash Balance Plan”), a qualified and funded defined benefit plan available to substantially all employees. Effective January 1, 2010, both the PEP and the Cash Balance Plan were frozen; after that date, no new participants have been admitted and no further service credits were awarded to current participants. Mr. Schroeder is the only NEO who participates in these plans.

2026 PROXY STATEMENT 63

COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT

The Compensation and Human Capital Committee of the Board of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation and Human Capital Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K (for the year ended December 31, 2025 through incorporation by reference to this Proxy Statement).

The Compensation and Human Capital Committee

Richelle P. Parham, Chair

Garheng Kong, M.D., Ph.D

Paul B. Rothman, M.D.

Kathryn E. Wengel

64 LABCORP HOLDINGS INC.

eXECUTIVE cOMPENSATION

Summary Compensation Table

The compensation paid, accrued, or awarded during the years ended December 31, 2023, 2024, and 2025 to the NEOs is set forth below.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Non-Qualified Stock Options(3)	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total

ADAM H. SCHECHTER	2025	$1,435,000	—	$2,754,582	$11,400,463	$2,062,095	—	$687,773	$18,339,913
President and Chief	2024	$1,416,077	—	$3,015,965	$12,162,271	$2,113,816	—	$619,225	$19,327,354
Executive Officer	2023	$1,373,692	—	$2,250,072	$9,071,320	$2,346,018	—	$938,253	$15,979,355
JULIA A. WANG	2025	$737,500	$200,000	$649,116	$2,681,239	$706,755	—	$40,259	$5,014,869
Executive Vice President and	2024	$55,769	—	$638,067	$2,668,417	—	—	$133	$3,362,386
Chief Financial Officer
MEGAN D. BAILEY	2025	$568,500	—	$307,914	$1,257,480	$547,622	—	$34,751	$2,716,267
Executive Vice President and
President, Central Laboratories and International
BRIAN J. CAVENEY	2025	$748,461	—	$557,574	$2,304,466	$719,907	—	$25,515	$4,355,923
Executive Vice President and	2024	$660,769	—	$451,666	$1,825,122	$604,039	—	$26,161	$3,567,757
President, Early	2023	$617,635	—	$432,955	$1,745,352	$609,719	—	$70,782	$3,476,443
Development Research
Laboratories and Chief
Medical and Scientific Officer
MARK S. SCHROEDER	2025	$748,461	—	$607,506	$2,514,961	$727,399	$11,187	$177,643	$4,787,157
Former Executive Vice President	2024	$660,769	—	$502,661	$2,027,426	$678,718	$280	$116,453	$3,986,307
and President, Diagnostics	2023	$617,635	—	$461,625	$1,892,720	$718,807	$13,815	$90,506	$3,795,108
and Chief Operations Officer

(1)
Values reflect the amounts actually paid to the NEOs in each year. Base salary adjustments, if any, typically occur at the end of June or early July of each year. Base salary adjustments are typically not retroactive to the beginning of the year.
(2)
Represents amounts paid as a discretionary bonus. In January 2025, Ms. Wang was paid half of her $400,000 sign-on bonus, with the remaining half being paid in January 2026 in connection with commencing her new employment in recognition of her foregoing compensation opportunities from her previous employer and to attract her to the Company.
(3)
Represents the aggregate grant date fair value of options, restricted stock units, and performance shares for each NEO granted during each respective year, computed in accordance with accounting standards for stock-based compensation. The grant date fair value of restricted stock units is based on the closing price of the Common Stock on the applicable grant date. For the 2025 performance share awards, the grant date fair value is based on a Monte Carlo simulated fair value for the relative (to the peer group at the time of the grant) TSR component of the performance awards. The Monte Carlo simulation model relies upon assumptions, including the historical and expected volatility of the Company’s stock price and the relevant comparator index, correlation coefficients, and interest rates. Assumptions used in these calculations are included on page F-33 of our 2025 Annual Report. The February 2025 performance share awards included in the above totals are valued assuming achievement of the EPS and revenues goals at target, which was the probable outcome determined for accounting purposes at the time of grant. The threshold and superior grant date values of performance share awards granted in 2025 included above are as set forth in the table below.

Name	Grant Date Value at Threshold Performance	Grant Date Value at Superior Performance

ADAM H. SCHECHTER	$4,355,639	$17,422,554
JULIA A. WANG	$1,024,389	$4,097,556
MEGAN D. BAILEY	$480,431	$1,921,722
BRIAN J. CAVENEY	$880,128	$3,520,510
MARK S. SCHROEDER	$960,861	$3,843,444

(4)
Represents the amounts earned by each NEO during 2025 pursuant to the LBP.
(5)
Represents solely the aggregate change in the actuarial present value of each NEO’s accumulated benefit under the Company’s pension plans from December 31, 2022, to December 31, 2023, December 31, 2023, to December 31, 2024, and December 31, 2024 to December 31, 2025, respectively. For the assumptions made in the 2025 valuations, see Note 16 to the Company’s audited financial statements included within our 2025 Annual Report. These assumptions change from year to year to reflect current market conditions.
(6)
Includes the value of the following perquisites: financial services; relocation services; executive long-term disability premiums; and security and travel, pursuant to the policies in effect for a particular year. Financial services amounts are based on the actual amounts paid by the Company to its third-party vendor for financial services. Also includes Company 401(k) plan contributions, which are applicable to all eligible employees.

2026 PROXY STATEMENT 65

eXECUTIVE cOMPENSATION

Perquisites

The table below details the perquisites, including those that exceeded 10% of the total perquisites, received by the NEOs during 2025, plus the Company contributions into each executive’s 401(k) account during 2025.

Name	Year	Financial Services(1)	Relocation Services	Long-Term Disability(1)	Security and Travel(2)	Company Paid 401(k)(3)

ADAM H. SCHECHTER	2025	$20,000	$—	$1,908	$652,292	$12,673
JULIA A. WANG	2025	$7,250	$14,538	$1,590	$—	$16,538
MEGAN D. BAILEY	2025	$20,000	$—	$1,590	$—	$13,162
BRIAN J. CAVENEY	2025	$—	$—	$1,590	$6,499	$17,426
MARK S. SCHROEDER	2025	$20,000	$—	$1,590	$137,902	$17,077

(1)
Represents the actual cost of the perquisite, which is taxable to the NEO, and for which taxes are not reimbursed by the Company.
(2)
The Board instructed each of Messrs. Schechter and Schroeder, Ms. Bailey, and Dr. Caveney to take certain actions to enhance their security, which for Mr. Schechter included using a specified company vehicle and resulted in his employment agreement providing that he be provided with a car and driver for local commuting and business use. Rather than disclose a lower amount based on the use of the automobile attributable to what is deemed to be personal use, which is permitted under applicable rules, this column reflects all the costs, both personal and business, incurred by the Company in 2025 for the vehicle used by Mr. Schechter ($43,506). As discussed on page 62, in light of heightened concerns regarding executive security, effective February 2025, the Company requires Mr. Schechter to use the corporate aircraft for business and personal travel for security reasons. As a result, the caps and reimbursement requirements under Mr. Schechter's employment agreement relating to the use of the corporate aircraft are not currently applicable. The cost for his personal use of the corporate aircraft in 2025 was $199,651. Mr. Schechter’s calculated cost for commuting travel in 2025 was $377,017. For 2025, Mr. Schroeder’s calculated cost for personal use of the corporate aircraft was $16,572. Mr. Schroeder's calculated cost for commuting travel in 2025 was $120,180. Messrs. Schechter and Schroeder will not receive tax reimbursement for any imputed income associated with personal travel. Costs related to use of the corporate aircraft were calculated using the Company’s aggregate incremental direct operating costs, including the hourly cost of fuel, landing, ramp and parking fees, and other variable costs incurred by the Company for the flights, as well as any fixed hourly rate charged to the Company for the trip-specific aircraft. For security-related services in 2025, the Company paid $32,119 for Mr. Schechter and $6,499 for Dr. Caveney.
(3)
Includes the Company’s matching contribution to 401(k), which is applicable to all eligible employees.

Grants of Plan-Based Awards

The table below outlines the restricted stock units, performance shares, non-qualified stock options, and annual cash incentive awards pursuant to the LBP that were made to the NEOs during 2025.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards Number of Securities Underlying	Exercise or Base Price of Option	All Other Stock Awards Number of Shares of Stock or	Grant Date Fair Value
Name	Award Type	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	Options (#)(3)	Awards ($/SH)	Units (#)(4)	of Stock Awards(5)

ADAM H. SCHECHTER	Restricted Stock Units	2/11/2025									10,970	$2,689,186
	Performance Shares	2/11/2025				16,455	32,910	65,820				$8,711,277
	Stock Options	2/11/2025							33,100	$245.14		$2,754,582
	LBP	3/31/2025	$1,076,250	$2,152,000	$4,305,000
JULIA A. WANG	Restricted Stock Units	2/11/2025									2,580	$632,461
	Performance Shares	2/11/2025				3,870	7,740	15,480				$2,048,778
	Stock Options	2/11/2025							7,800	$245.14		$649,116
	LBP	3/31/2025	$368,870	$737,740	$1,475,480
MEGAN D. BAILEY	Restricted Stock Units	2/11/2025									1,210	$296,619
	Performance Shares	2/11/2025				1,815	3,630	7,260				$960,861
	Stock Options	2/11/2025							3,700	$245.14		$307,914
	LBP	3/31/2025	$284,332	$568,663	$1,137,326
BRIAN J. CAVENEY	Restricted Stock Units	2/11/2025									2,220	$544,211
	Performance Shares	2/11/2025				3,325	6,650	13,300				$1,760,255
	Stock Options	2/11/2025							6,700	$245.14		$557,574
	LBP	3/31/2025	$374,562	$749,123	$1,498,246
MARK S. SCHROEDER	Restricted Stock Units	2/11/2025									2,420	$593,239
	Performance Shares	2/11/2025				3,630	7,260	14,520				$1,921,722
	Stock Options	2/11/2025							7,300	$245.14		$607,506
	LBP	3/31/2025	$374,562	$749,123	$1,498,246

(1)
Amounts represent the range of possible payouts denominated in dollars pursuant to the LBP, as established by the CHC Committee in February 2025. Pursuant to the LBP, base salary amounts used to calculate target bonus amounts are prorated to reflect base salary increases effective June 2025 for Ms. Wang and Ms. Bailey and January 2025 for Dr. Caveney and Mr. Schroeder. Actual amounts paid out pursuant to the LBP plan are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above. For a discussion of the performance criteria applicable to these awards, see “Compensation Discussion and Analysis – Annual Cash Incentive Pay (LBP)” above.
(2)
Amounts represent the range of estimated potential shares to be earned under performance share awards. The performance share awards vest at the end of three years provided that certain performance metrics are met. For a discussion of the performance criteria applicable to these awards, see “Compensation Discussion and Analysis – Long-Term Incentive Awards” above.
(3)
Amounts represent non-qualified stock option awards that vest ratably over three years, beginning on the first anniversary of the grant date, based on continued service.
(4)
Amounts represent restricted stock unit awards that vest ratably over three years, beginning on the first anniversary of the grant date, based on continued service.

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(5)
Amounts represent the full grant date fair value of restricted stock unit, non-qualified stock option, and performance share awards as computed in accordance with accounting standards for stock-based compensation, but excluding the effect of estimated forfeitures. The amounts shown in this column will likely vary from the amount actually realized by any NEO based on a number of factors, including the number of shares that ultimately vest, the satisfaction or failure to meet any performance criteria, the timing of any exercise or sale of shares, and the price of Common Stock. The value for non-qualified stock options is calculated using the Black-Scholes option pricing model. The value of the performance share awards granted in 2025 as of the grant date if they are achieved at the maximum payout, is as follows: Mr. Schechter—$17,422,554; Ms. Wang—$4,097,556; Ms. Bailey—$1,921,722; Dr. Caveney—$3,520,510; and Mr. Schroeder—$3,843,444.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows, as of December 31, 2025, the number of outstanding non-qualified stock options, restricted stock units, and performance shares held by the NEOs.

		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested(3)	Equity Incentive Plan Awards: Number Unearned Shares, Units or Other Rights That Have Not Vested (#)(4,5,6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)

ADAM H. SCHECHTER	11/1/2019	27,661	—	$149.31	10/31/2029
	11/1/2019	72,612	—	$171.70	10/31/2029
	2/4/2020	50,862	—	$163.63	2/3/2030
	2/2/2021	32,346	—	$209.25	2/1/2031
	2/11/2022	31,342	—	$247.68	2/10/2032
	2/7/2023	20,372	10,189	$221.67	2/6/2033
	2/6/2024	13,800	27,600	$222.28	2/5/2034
	2/11/2025	-	33,100	$245.14	2/10/2035
	2/7/2023					3,249	$815,109
	2/6/2024					8,920	$2,237,850
	2/11/2025					10,970	$2,752,154
	2/7/2023							58,470	$14,668,954
	2/6/2024							80,260	$20,135,629
	2/11/2025							65,820	$16,512,922
JULIA A. WANG	12/2/2024	2,700	5,400	$240.63	12/1/2034
	2/11/2025	—	7,800	$245.14	2/10/2035
	12/2/2024					1,787	$448,323
	2/11/2025					2,580	$647,270
	12/2/2024							16,100	$4,039,168
	2/11/2025							15,480	$3,883,622
MEGAN D. BAILEY	5/5/2023	446	223	$200.70	5/4/2033
	2/6/2024	566	1,134	$222.28	2/5/2034
	2/11/2025	—	3,700	$245.14	2/10/2035
	2/7/2023					222	$55,695
	5/5/2023					67	$16,809
	2/6/2024					360	$90,317
	11/1/2024					740	$185,651
	2/11/2025					1210	$303,565
	5/5/2023							1,184	$297,042
	2/6/2024							3,220	$807,834
	2/11/2025							7,260	$1,821,389
BRIAN J. CAVENEY	2/12/2018	3,011	—	$151.06	2/11/2028
	2/12/2019	3,903	—	$131.43	2/11/2029
	2/4/2020	8,142	—	$163.63	2/3/2030
	2/2/2021	5,130	—	$209.25	2/1/2031
	2/11/2022	5,019	—	$247.68	2/10/2032
	2/7/2023	3,271	1,636	$221.67	2/6/2033
	5/5/2023	742	373	$200.70	5/4/2033
	2/6/2024	2,066	4,134	$222.28	2/5/2034
	2/11/2025	—	6,700	$245.14	2/10/2035
	2/7/2023					517	$129,705
	5/5/2023					111	$27,848
	2/6/2024					1,340	$336,179
	2/11/2025					2,220	$556,954
	2/7/2023							9,304	$2,334,188
	5/5/2023							1,986	$498,248
	2/6/2024							12,040	$3,020,595
	2/11/2025							13,300	$3,336,704

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		Option Awards				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested(3)	Equity Incentive Plan Awards: Number Unearned Shares, Units or Other Rights That Have Not Vested (#)(4,5,6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)

MARK S. SCHROEDER	2/12/2018	3,011	—	$151.06	2/11/2028
	2/4/2020	8,142	—	$163.63	2/3/2030
	2/2/2021	5,130	—	$209.25	2/1/2031
	2/11/2022	5,019	—	$247.68	2/10/2032
	2/7/2023	3,271	1,636	$221.67	2/6/2033
	5/5/2023	1,039	522	$200.70	5/4/2033
	2/6/2024	2,300	4,600	$222.28	2/5/2034
	2/11/2025	—	7,300	$245.14	2/10/2035
	2/7/2023					517	$129,705
	5/5/2023					164	$41,144
	2/6/2024					1,487	$373,059
	2/11/2025					2,420	$607,130
	2/7/2023							9,304	$2,334,188
	5/5/2023							2,968	$744,612
	2/6/2024							13,380	$3,356,774
	2/11/2025							14,520	$3,642,778

(1)
Non-qualified stock option awards vest ratably over three years, beginning on the first anniversary of the grant date, except for Dr. Caveney and Mr. Schroeder’s May 5, 2023, grants, which vest ratably over three years, beginning with the first vesting on February 7, 2024. Ms. Wang’s December 2, 2024, grant vests ratably over three years beginning with the first vesting on February 6, 2025.
(2)
Restricted stock units vest ratably over three years, beginning on the first anniversary of the grant date, except for Dr. Caveney and Mr. Schroeder’s May 5, 2023, grants, which vest ratably over three years, beginning with the first vesting on February 7, 2024. Ms. Wang’s December 2, 2024, grant vests ratably over three years beginning with the first vesting on February 6, 2025.
(3)
Aggregate market value is calculated based on the Common Stock price on December 31, 2025, which was $250.88 per share, multiplied by the number of shares or units, respectively, for each unvested performance share or stock award.
(4)
Represents the number of shares subject to the February 7, 2023, performance awards that vested on March 26, 2026, following the performance period ending December 31, 2025.
(5)
Based on performance to date, represents the number of shares subject to the February 6, 2024, performance share awards, or in the case of Ms. Wang, the December 2, 2024, performance share award, for the performance period ending December 31, 2026, assuming achievement at superior. Information on the threshold, target, and superior awards is provided in the “Grants of Plan-Based Awards” table in the Company’s 2025 Proxy Statement.
(6)
Based on performance to date, represents the number of shares subject to the February 11, 2025, performance share awards, assuming achievement at superior. Information on the threshold, target, and superior awards is provided in the “Grants of Plan-Based Awards” table above.

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Option Exercises and Stock Vested

The following table shows, for 2025, the number and value of non-qualified stock options exercised and the number and value of vested restricted stock units and performance shares for each of the NEOs.

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise(1)	Value Realized on Exercise(2)	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting

ADAM H. SCHECHTER(3)	—	—	41,142	$9,690,401
JULIA A. WANG(4)	—	—	893	$221,232
MEGAN D. BAILEY(5)	—	—	5,128	$1,209,029
BRIAN J. CAVENEY(6)	—	—	6,612	$1,558,124
MARK S. SCHROEDER(6)	3,903	$459,773	6,737	$1,589,015

(1)
Certain of the numbers in this column reflect the equity award adjustments made in connection with the Spin-Off for those stock and option awards granted as part of the 2022-2024 and 2023-2025 performance share cycles that vested after the date of the Spin-Off. For additional information about the effect of the Spin-Off on equity awards, see “Compensation Discussion and Analysis — Summary of Spin-Off Equity Award Adjustments” in the Company's 2024 Proxy Statement.
(2)
The value realized on exercise was based on the price at which these shares were sold, which occurred simultaneously with the exercise. Consequently, the value realized was the sale price minus the strike price, multiplied by the number of shares exercised and sold.
(3)
Represents one-third of the restricted stock units granted on February 11, 2022, that vested on February 11, 2025, at $245.14 per share, the closing price on that date; one-third of the restricted stock units granted on February 7, 2023, that vested on February 7, 2025, at $246.27 per share, the closing price on that date; one-third of the restricted stock units granted on February 6, 2024, that vested on February 6, 2025, at $247.74 per share, the closing price on that date; and 114.2% of the performance shares granted on February 11, 2022, that vested on March 27, 2025, at $231.67 per share, the closing price on that date.
(4)
Represents one-third of the restricted stock units granted on December 2, 2024, that vested on February 6, 2025, at $247.74 per share, the closing price on that date;
(5)
Represents one-third of the restricted stock units granted on April 1, 2022, that vested on April 1, 2025, at $232.65 per share, the closing price on that date; all of the restricted stock units granted on April 1, 2022, that vested on April 1, 2025, at $232.65 per share, the closing price on that date; one-third of the restricted stock units granted on February 7, 2023, that vested on February 7, 2025, at $246.47 per share, the closing price on that date; one-third of the restricted stock units granted on May 5, 2023, that vested on February 7, 2025, at $246.27 per share, the closing price on that date; one-third of the restricted stock units granted on February 6, 2024, that vested on February 6, 2025, at $247.74 per share, the closing price on that date; and one-third of the restricted stock units granted on November 1, 2024, that vested on November 1, 2025, at $257.84, the closing price on November 3, 2025.
(6)
Represents one-third of the restricted stock units granted on February 11, 2022, that vested on February 11, 2025, at $245.14 per share, the closing price on that date; one-third of the restricted stock units granted on February 7, 2023, that vested on February 7, 2025, at $246.27 per share, the closing price on that date; one-third of the restricted stock units granted on May 5, 2023, that vested on February 7, 2025, at $246.27 per share, the closing price on that date; one-third of the restricted stock units granted on February 6, 2024, that vested on February 6, 2025, at $47.74 per share, the closing price on that date; and 114.2% of the performance shares granted on February 11, 2022, that vested on March 27, 2025. at $231.67 per share, the closing price on that date.

Retirement Benefits

Prior to January 1, 2010, substantially all employees, including Mr. Schroeder (the only NEO eligible to participate as of January 2010), were eligible to participate in the Cash Balance Plan; the Cash Balance Plan was funded by the Company both in terms of an annual service credit, which is a percentage of base salary, and an interest credit, currently at four percent per year. Eligibility requirements under the Cash Balance Plan included one year of service (participants entered the plan in either January or July after meeting the service requirement) and the attainment of 21 years of age. Mr. Schroeder has met the eligibility requirements.

As discussed above, the Company also has a PEP. In October 2009, the Board froze any additional service-based credits for any years of service after December 31, 2009, with respect to both the Cash Balance Plan and the PEP. Both plans are closed to new entrants. Current participants in the Cash Balance Plan and PEP, including Mr. Schroeder (the only NEO currently eligible to participate), have stopped earning service-based credits, but will continue to earn interest credits.

Under both the Cash Balance Plan and the PEP, a participant is eligible for benefits at normal retirement (the date a participant has both attained age 65 and completed five years of service) or early retirement (the date a participant has both attained age 55 and completed ten years of service), subject to reduced benefits for each year under age 65. For early retirement at or after age 55 with reduced benefits, there is a reduction of one-half percent per month applied to the full retirement benefit for every month under the age of 65. In September 2025, the Cash Balance Plan was amended to give certain participants who were actively employed by the Company and were at least 59 ½ years old as of December 1, 2025, a window period of October 3 through November 30, 2025 to elect to take a distribution of their plan benefits in the form of an annuity or lump sum payment as of December 1, 2025 (hereafter referred to as the “Active Employee Distribution Program”).

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Before the Cash Balance Plan was frozen for any additional service-based credits, the Cash Balance Plan, as supplemented by the PEP, was designed to provide an employee having 25 years of credited service with an annuity equal to 52% of “final average pay” less 50% of estimated individual Social Security benefits. “Final average pay” is defined as the highest five consecutive years of base salary during the ten years of employment preceding termination or retirement. The participant, if single, has one payment option: ten-year certain and life annuity. If married, the participant has two payment options: (i) ten-year certain and life annuity; or (ii) 50% joint and survivor annuity. The ten-year certain and life annuity offers a guaranteed minimum payment for ten years. The 50% joint and survivor annuity offers half the annuity payments to the surviving spouse.

The formula for calculating the amount payable to the participants in the Cash Balance Plan, in conjunction with the PEP, is illustrated as follows (ten-year certain and life annuity payment option):

[(0.52) x (Final Average Pay) – (0.50) x (Estimated Social Security Benefit)] x (Credited Service up to 25 years) ÷ (25)

The amount payable could be less if a married participant elected to receive benefits under the 50% joint and survivor annuity option. The reduction for the 50% joint and survivor annuity is determined using the actuarial basis defined by the pension plans and reflects the possibility that the spouse may outlive the participant, which extends the length of payments.

The following table shows, as of December 31, 2025, the present value of accumulated benefits under the Cash Balance Plan and PEP for each NEO eligible to participate in the plans.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year(3)

MARK S. SCHROEDER	Cash Balance Plan	1.5	—	$20,338
	Pension Equalization Plan	2.67	$141,873	—

(1)
The Cash Balance Plan had been offered to substantially all employees after a year of service and after reaching 21 years of age. Plan entry dates were January and July of each year. The PEP was amended January 1, 2004, to waive the one-year service requirement. Because of these differing service crediting provisions, there could be a difference of up to 1.5 years between Cash Balance Plan service and PEP service reflected in the column. Credited years of service equals actual years of service with the Company, subject to the crediting provisions above.
(2)
The calculation of present value of accumulated benefit is based on a normal retirement age of 65, as defined by each plan, and credited service and certain discount rate and mortality inputs. For the assumptions made in the valuations, see Note 16 to the Company’s audited financial statements included within the 2025 Annual Report.
(3)
Pursuant to the Active Employee Distribution Program, Mr. Schroeder elected to take a distribution of his Cash Balance Plan benefits in 2025.

Deferred Compensation Plan

At the end of 2021, Labcorp froze both the Laboratory Corporation of America Holdings Deferred Compensation Plan and the Covance Deferred Compensation Plan and established the DCP, effective January 1, 2022. The DCP offers eligible participants another vehicle to accumulate savings for retirement. See “Compensation Discussion & Analysis — Deferred Compensation Plan” above. Amounts deferred by a participant are credited to a bookkeeping account maintained on behalf of each participant, which is used for the measurement and determination of amounts to be paid to a participant, or such participant’s designated beneficiary, pursuant to the terms of the DCP. Deferred amounts are the Company’s general unsecured obligations and are subject to claims by Labcorp’s creditors. The Company’s general assets or existing Rabbi Trust may be used to fund payment obligations and pay DCP benefits.

According to the terms of the DCP, a participant has the opportunity to allocate deferred amounts to one or more of 26 measurement funds offered. Amounts in these accounts can earn variable returns, including negative returns. Labcorp makes no matching contributions to the DCP.

Under the DCP, a participant may make separate distribution elections with respect to each year’s deferrals. These distribution elections include the ability to elect a single lump-sum payment or annual installment payments.

The following table summarizes the NEO’s contributions, earnings, and aggregate balance under the frozen and current DCPs as of December 31, 2025.

Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE

BRIAN J. CAVENEY	$165,289	—	$261,480	—	$1,743,156
JULIA A. WANG	$330,192	—	$26,648	—	$356,840

(1)
Amounts in this column are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table above.

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Potential Payments Upon Termination or Change in Control

The tables that follow provide information related to compensation payable to each NEO, assuming termination of such executive’s employment on December 31, 2025, or assuming a change in control with a corresponding qualifying termination occurred on December 31, 2025. Amounts also assume the price of Common Stock was $250.88, the closing price on December 31, 2025.

Adam H. Schechter	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change-in- Control(1)	Disability(2)	Death

Severance (Related to Base Compensation)	—	—	—	$2,870,000	—	$4,305,000	—	—

Severance (Related to Annual Incentive Cash Payments)	—	—	—	$4,055,556	—	$6,083,334	—	—

Stock Options	$755,630	$755,630	$755,630	$755,630	—	$1,276,974	$1,276,974	$1,276,974

Restricted Stock Units	$2,915,059	$2,915,059	$2,915,059	$2,915,059	—	$5,915,674	$5,915,674	$5,915,674

Performance Shares	$28,872,587	$28,872,587	$28,872,587	$28,872,587	—	$26,232,916	$26,232,916	$26,232,916

Health & Welfare Benefits	—	—	—	$-	—	—	$1,440,000	$1,500,000

TOTAL	$32,543,276	$32,543,276	$32,543,276	$39,468,832	—	$43,813,898	$34,865,564	$34,925,564

Julia A. Wang	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change-in- Control	Disability(2)	Death

Severance (Related to Base Compensation)	—	—	—	$1,500,000	—	$1,500,000	—	—

Severance (Related to Annual Incentive Cash Payments)	—	—	—	$1,431,755	—	$1,431,755	—	—

Stock Options	—	—	—	$42,599	—	$100,122	$100,122	$100,122

Restricted Stock Units	—	—	—	$444,841	—	$1,108,170	$1,108,170	$1,108,170

Performance Shares	—	—	—	$2,882,418	—	$4,006,870	$4,006,870	$4,006,870

Health & Welfare Benefits	—	—	—	$25,500	—	$25,500	$3,000,000	$1,500,000

TOTAL	—	—	—	$6,327,113	—	$8,172,417	$8,215,162	$6,715,162

Megan D. Bailey	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change-in- Control	Disability(2)	Death

Severance (Related to Base Compensation)	—	—	—	$1,120,000	—	$1,120,000	—	—

Severance (Related to Annual Incentive Cash Payments)	—	—	—	$633,637	—	$633,637	—	—

Stock Options	—	—	—	$34,483	—	$64,859	$64,859	$64,859

Restricted Stock Units	—	—	—	$317,535	—	$662,672	$662,672	$662,672

Performance Shares	—	—	—	$1,142,645	—	$1,487,504	$1,487,504	$1,487,504

Health & Welfare Benefits	—	—	—	$25,500	—	$25,500	$5,700,000	$1,154,000

TOTAL	—	—	—	$3,273,800	—	$3,994,172	$7,915,035	$3,369,035

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Brian J. Caveney	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change-in- Control	Disability(2)	Death

Severance (Related to Base Compensation)	—	—	—	$1,500,000	—	$1,500,000	—	—

Severance (Related to Annual Incentive Cash Payments)	—	—	—	$1,314,279	—	$1,314,279	—	—

Stock Options	—	—	—	$138,438	—	$223,194	$223,194	$223,194

Restricted Stock Units	—	—	—	$522,546	—	$1,070,060	$1,070,060	$1,070,060

Performance Shares	—	—	—	$5,009,823	—	$4,695,984	$4,695,984	$4,695,984

Health & Welfare Benefits	—	—	—	$25,500	—	$25,500	$3,900,000	$1,500,000

TOTAL	—	—	—	$8,510,586	—	$8,829,017	$9,889,238	$7,489,238

Mark S. Schroeder	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change-in- Control	Disability(2)	Death

Severance (Related to Base Compensation)	—	—	—	$1,500,000	—	$1,500,000	—	—

Severance (Related to Annual Incentive Cash Payments)	—	—	—	$1,268,171	—	$1,268,171	—	—

Stock Options	$247,443	$247,443	$247,443	$247,443	—	$247,443	$247,443	$247,443

Restricted Stock Units	$1,172,249	$1,172,249	$1,172,249	$1,172,249	—	$1,172,249	$1,172,249	$1,172,249

Performance Shares	$8,275,056	$8,275,056	$8,275,056	$8,275,056	—	$8,275,056	$8,275,056	$8,275,056

Health & Welfare Benefits	—	—	—	$25,500	—	$25,500	$600,000	$1,500,000

TOTAL	$9,694,748	$9,694,748	$9,694,748	$12,488,419	—	$12,488,419	$10,294,748	$11,194,748

(1)
The amounts payable to Mr. Schechter in the event of a change-in-control may be subject to reduction, including for the excise tax imposed on “excess parachute payments” under Sections 280G and 4999 of the Internal Revenue Code, as amended.
(2)
Reflects the expected total of the executive’s disability income benefits as of December 31, 2025, payable over time determined by assuming full disability at December 31, 2025, and continuing until the NEOs’ normal retirement age in effect under the Social Security Act as of the effective date of the Disability Plan.

Equity Awards: Stock Incentive Plan

The treatment of each restricted stock unit, non-qualified stock option, and performance share award shown in the table above, “Potential Payments Upon Termination or Change in Control” varies depending on the type of separation from service. The form of award agreement for the non-qualified stock options and restricted stock units provides that if the executive has a Separation from Service (as defined in the form of award) by reason of death, disability, or for “good reason” or without “cause” within 24 months of a “change of control,” each as defined in the applicable agreements, then all of the restricted stock unit and non-qualified stock option awards will accelerate in full as of the date of termination. If, unrelated to a change of control, the executive receives a notice of an involuntary Separation from Service without cause or incurs a voluntary Separation from Service for good reason, on or after 6 months following the grant date, then all restricted stock units and non-qualified stock options that were scheduled to vest within 12 months immediately following the Separation from Service will vest in full on the date of Separation from Service.

Additionally, in the event of a Separation from Service at a time when the executive has attained the age of 65 and completed five full years of service (“Retirement at Age 65 Plus 5”) and (i) the Separation from Service occurs on or after 6 months following the grant date, but before 9 months after the grant date, the restricted stock units and non-qualified stock options that were scheduled to vest within 12 months immediately following the Separation from Service will vest upon the date of the Separation from Service; or (ii) if the Separation from Service occurs on or after 9 months from the grant date, then all of the restricted stock unit and non-qualified stock option awards will vest in full as of the date of the Separation from Service. In the event of a Separation from Service on or after 6 months following the grant date at a time when the executive has attained the age of 55 and the sum of the executive’s age plus years of service equals or exceeds 70 (“Rule of 70 Retirement”), the restricted stock units and options that were scheduled to vest within 12 months immediately following the Separation from Service will vest upon the date of the Separation from Service. The executive (or the executive’s heir or executor/executrix, as the case may be) may exercise vested non-qualified stock options at any time within one year after the date of death, disability, Retirement at age 65 Plus 5, Rule of 70 Retirement, or a specified termination within 24 months of a change in control. (For other terminations, the executive may exercise vested options within 90 days of the executive’s termination.)

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eXECUTIVE cOMPENSATION

The forms of award agreement for the performance share awards provide that in the event that an executive’s Separation from Service occurs by reason of death or disability or an involuntary Separation from Service without cause or voluntary Separation from Service for good reason within 24 months of a change of control, then the performance share awards will accelerate at 100% of the target level on the date of the Separation from Service. In the event of a Retirement at Age 65 Plus 5, and (i) the Separation from Service occurs on or after 6 months following the grant date but before 9 months after the grant date, the performance shares will continue to be eligible to vest in a prorated number based on actual achievement of performance metrics as if the executive had not had a Separation from Service; or (ii) if the Separation from Service occurs on or after 9 months after the grant date for performance share awards granted in 2020 or later, then all of the performance shares will be eligible to vest in the number of shares set forth in the grant based on actual achievement of performance metrics as if the service had not terminated. In the event of a Rule of 70 Retirement on or after 6 months following the grant date, the performance shares will continue to vest in a prorated number based on actual achievement of performance metrics as if the service had not terminated. If the executive receives a notice of an involuntary Separation from Service without cause or incurs a voluntary Separation from Service for good reason, on or after 6 months following the grant date, then the performance shares will continue to vest in a prorated number based on actual achievement of performance metrics as if the service had not terminated.

For the purposes of the forms of award agreements, a “Separation from Service” generally has the meaning set forth in Section 409A of the Internal Revenue Code, as amended (the “IRC”), and occurs when the Company reasonably anticipates that an executive’s level of services will permanently decrease to 20% or less of the average level of services the executive has performed over the immediately preceding 36-month period.

Compensation and Annual Incentive Cash Payments

No additional base compensation amounts are payable for terminations resulting from the following events: voluntary termination by the officer without good reason, normal retirement, termination for cause, or termination due to disability or death. A prorated annual incentive cash payment may be made for each of the termination events mentioned in the tables above, except for a voluntary termination or a termination for cause. Provisions for base compensation and annual incentive cash payments in the event of an involuntary not for cause or good reason termination or a termination in connection with a change in control are detailed below.

Mr. Schechter’s Employment Agreement

In connection with his appointment as President and CEO of the Company, the Company entered into an employment agreement with Mr. Schechter, the term of which commenced on November 1, 2019. The terms of Mr. Schechter’s employment agreement were agreed to by the other independent members of the Board of Directors after negotiations between Mr. Schechter and the CHC Committee. In negotiating the agreement with Mr. Schechter, the CHC Committee considered a variety of factors, including the advice of FW Cook and market practice among the Company’s peers. The CHC Committee also considered what the Committee concluded was necessary to attract Mr. Schechter to the position in light of the other opportunities that he would likely have, and Mr. Schechter’s experience and profile as a seasoned executive. The CHC Committee concluded that these and other factors supported not only the terms of the agreement, but also for varying from its recent practice of not entering into employment agreements. In connection with the Company’s holding company reorganization that was implemented on May 17, 2024, Laboratory Corporation of America Holdings transferred and assigned all of its rights and obligations under Mr. Schechter’s employment agreement to the Company. The terms of Mr. Schechter’s employment agreement were unchanged.

Pursuant to his employment agreement, Mr. Schechter is entitled to the following compensation:

Annual Base Salary: Mr. Schechter is entitled to receive a base salary that is reviewed annually for increase by the CHC Committee of the Board.

Annual Cash Incentive Pay: Mr. Schechter is eligible to receive an annual bonus pursuant to the Company’s cash incentive plan with an annual target of 150% of his base salary, with achievement to be based on specific performance objectives determined by the CHC Committee.

Sign-On Equity Grants: Mr. Schechter is eligible to receive annual equity grants, with the annual grant amount to be determined annually by the CHC Committee, and generally with the same mix of grant types and subject to the terms and conditions set forth in the forms of grant agreements that apply to other executives of the Company, except as otherwise provided in his employment agreement. On November 1, 2019, in connection with his appointment and pursuant to his employment agreement, Mr. Schechter also received one-time grants (collectively, the “Sign-On Grants”), each of which vested in equal installments on each of the first through third anniversaries of November 1, 2019.

In addition to a fair and competitive annual total compensation package (i.e., base salary, target LBP opportunity, annual LTI award), the Committee felt it important to offer the Sign-On Grants to help induce Mr. Schechter’s employment at Labcorp given the demand for an executive with his profile and experience, especially given the competitive labor market for executive talent in our industry. The CHC Committee strongly believed the award should be aligned with the long-term interests of shareholders, as such, 75% of the Sign-On Grants were delivered in the form of non-qualified stock options. Further, to emphasize the importance of growing the stock price above and beyond the stock price on the date of grant, 50% of the Sign-On Grants were delivered via premium priced non-qualified stock options, requiring the price of Common Stock, once vested, to be at least 15% higher than the grant date stock price in order to be exercisable.

74 LABCORP HOLDINGS INC.

eXECUTIVE cOMPENSATION

The equity and non-equity incentives for Mr. Schechter are subject to the Recoupment Policy, and Mr. Schechter is subject to the stock ownership guidelines of the Company’s executive stock ownership program. For more information on this Policy, see the section “Equity Grant Practices; Clawback Requirement” on page 61 and on the executive stock ownership program, see the section “Stock Ownership Guidelines” on page 62.

Benefits and Perquisites: Mr. Schechter is entitled to participate in all employee benefit plans, practices, and programs that are generally made available to senior executives of the Company. Mr. Schechter is also entitled to financial planning and wellness perquisites and other fringe benefits and perquisites available to executives generally, as well as security-related perquisites, including use of a car and driver for commuting and business use and use of a private aircraft for nonbusiness purposes in an amount not exceeding $150,000 per calendar year. In addition, pursuant to his employment agreement, the Company agreed to pay up to $400,000 in incremental costs for flights for Mr. Schechter to commute between the vicinity of his residence and his primary place of employment in Burlington, North Carolina. In November 2024, the Company and Mr. Schechter entered into an aircraft time sharing agreement, whereby, among other things, Mr. Schechter must reimburse the Company for amounts in excess of his $150,000 personal allowance and his $400,000 commuting allowance. As discussed on page 62, in light of heightened concerns regarding executive security, effective February 2025, based on the findings of a third-party security assessment, the CHC Committee and the Board directed the Company to require stricter measures with respect to Mr. Schechter’s travel and directed him to use the corporate aircraft for security reasons while on business and personal travel. As a result, the caps and reimbursement requirements under Mr. Schechter's employment agreement relating to the use of the corporate aircraft are not currently applicable. See the above “Perquisites” section on page 66 for additional information regarding security-related changes made to Mr. Schechter’s corporate aircraft travel allowances, effective as of February 2025.

For additional information on Mr. Schechter’s termination and change-in-control benefits under the employment agreement, see the section “Potential Payments Upon Termination or Change in Control” on page 72.

Other Compensation Arrangements

In connection with Ms. Wang’s joining the Company in December 2024, the CHC Committee approved the initial compensation arrangements for Ms. Wang, as also described in the Compensation Discussion and Analysis above. In setting Ms. Wang’s compensation, the CHC Committee considered the recommendations of FW Cook and its assessment of peer group information, as well as the CHC Committee’s stated practice of targeting compensation for its NEOs in line with the median of the peer group, while retaining the flexibility to adjust individual compensation to take into account variations in the individual’s job experience, responsibility and performance. In evaluating the role of Ms. Wang and peer compensation data, the CHC Committee concluded the following arrangements were appropriate. These arrangements included establishing her base salary, an LTI award, and in recognition of her foregoing compensation opportunities from her previous employer and to attract her to the Company, the award of a $400,000 sign on bonus, with $200,000 payable within 30 days of her start date and the remaining $200,000 payable on the one-year anniversary of her start date.

Amended and Restated Master Senior Executive Severance Plan

The Severance Plan provides the NEOs (other than Mr. Schechter), as well as the Company’s other executive vice presidents (“EVPs”), with severance payments upon, respectively, a “qualifying termination”. A “qualifying termination” is generally defined as an involuntary termination without cause or voluntary termination with “good reason.” “Cause” means that the executive shall have committed prior to termination of employment any of the following acts: an intentional act of fraud, embezzlement, theft, or any other material violation of law in connection with such executive’s duties or in the course of the executive’s employment with the Company; the conviction of or entering of a plea of nolo contendere to a felony; alcohol intoxication on the job or current illegal drug use; intentional wrongful damage to tangible assets of the Company; intentional wrongful disclosure of material confidential information of the Company and/or materially breaching the noncompetition or confidentiality provisions covering the executive’s activities; knowing and intentional breach of any employment policy of the Company; or gross neglect or misconduct, disloyalty, dishonesty, or breach of trust in the performance of the executive’s duties that is not corrected to the Board’s satisfaction within 30 days of notice thereof. “Good reason” means, without consent of the executive, a reduction in base salary or targeted incentive cash payment as a percentage of salary, relocation to an office location more than 75 miles from the employee’s current office, or a material reduction in job responsibilities or transfer to another job.

For purposes of a change in control, “change in control” is defined in the Company’s 2025 Omnibus Incentive Plan.

The severance payments for the NEOs (other than Mr. Schechter), as well as the Company’s other EVPs under the Severance Plan in the event of a qualifying termination, are equal to two times the sum of the annual salary and the three-year average LBP payments of the EVP. For purposes of the severance calculation, annual salary is the greatest of (i) the EVP’s annual salary as of the qualifying termination; (ii) the EVP’s annual salary as of the date the executive gives a valid notice of “good reason”; and (iii) if the qualifying termination occurs within 36 months of a change in control, the EVP’s annual salary rate as of the change in control. Such cash payments, if contemplated by any new employment agreement, any new severance, separation, or change of control agreement or similar arrangement, and any new severance plans or policies with or applicable to any of our executive officers entered into or adopted after February 6, 2024, shall not exceed 2.99 times the sum of the executive officer’s base salary and annual target bonus without the approval of our shareholders. See the section “Cash Severance Payments to Executive Officers” on page 63 for more information.

The Severance Plan does not provide a reimbursement to participants for excise taxes on “excess parachute payments” imposed by Section 4999 of the IRC.

2026 PROXY STATEMENT 75

eXECUTIVE cOMPENSATION

Mr. Schechter’s Severance Arrangements

Pursuant to his employment agreement, in the event that Mr. Schechter’s employment is terminated for any reason, including by the Company for Cause or by Mr. Schechter without Good Reason, Mr. Schechter will be entitled to (i) his base salary and accrued unused vacation due through the termination date; and (ii) the sum of any (w) deferred compensation, (x) amounts or benefits owed under the then applicable benefit plans of the Company, (y) any amounts owed for the reimbursement of expenses properly incurred, and (z) any other benefits or amounts owed under the terms of any plan, program or arrangement of the Company, in each case of (w)-(z) owed as of the termination date (collectively (i) and (ii), the “Accrued Benefits”).

In the event that Mr. Schechter’s employment is terminated by reason of death or disability, Mr. Schechter will, in addition to the Accrued Benefits, be entitled to payment of any earned but unpaid incentive bonus for a prior completed performance period and any Partial Year Bonus (collectively with the Accrued Benefits, the “Accrued Amounts”).

In the event that Mr. Schechter’s employment is terminated by the Company without Cause or by Mr. Schechter with Good Reason, Mr. Schechter will, in addition to the Accrued Amounts, be entitled to severance benefits, subject to the execution of a severance agreement, that include: (i) an amount equal to the product of two (or three if the termination occurs within 36 months following a Change in Control, as such term is defined in the Labcorp Holdings Inc. 2025 Omnibus Incentive Plan), multiplied by the sum of (x) Mr. Schechter’s base salary plus (y) the amount equal to the average of his last three incentive bonuses (or, if less than three, the average of the number of incentive bonuses received), 50% of which shall be paid within 30 days following the execution of a severance agreement and 50% paid within 30 days of the one-year anniversary of the execution of a severance agreement; (ii) reimbursement for COBRA continuation coverage for up to 18 months following the termination date; and (iii) vesting of any unvested portion of the Sign-On Grants.

Mr. Schechter’s rights with respect to equity or equity-related awards shall be governed by the applicable terms of the related plan or award agreements.

For the purpose of Mr. Schechter’s employment agreement, the following definitions apply:

“Cause” means

•
an intentional act of fraud, embezzlement, theft, or any other material violation of law in connection with Mr. Schechter’s duties or in the course of his employment with the Company;
•
conviction of or entering of a plea of nolo contendere to a felony;
•
alcohol intoxication on the job or current illegal drug use;
•
intentional wrongful damage to tangible assets of the Company;
•
intentional wrongful disclosure of material confidential information of the Company and/or material breach of the provisions of the Company’s Confidentiality/ Non-Competition/Non-Solicitation Agreement or any other noncompetition or confidentiality provisions covering the activities of Mr. Schechter;
•
knowing and intentional breach of any employment policy of the Company;
•
gross neglect or gross misconduct, disloyalty, dishonesty, or breach of trust in the performance of Mr. Schechter’s duties that is not corrected to the Board’s satisfaction within 30 days of receiving notice thereof; or
•
misconduct that causes reputational harm to the Company.

“Good Reason” means:

•
a material reduction in base salary or any reduction of the target bonus amount;
•
relocation to an office location more than 75 miles from either Mr. Schechter’s principal office location or his principal residence as of the date of notice of relocation;
•
the Board shall fail to appoint Mr. Schechter as Chairman of the Board on the earlier of the date on which the Board Chairman on the date hereof ceases to be the Chairman or December 31, 2020;
•
•
the Board shall fail to re-nominate Mr. Schechter for re-election to the Board; or
•
a material diminution in title, duties, or responsibilities, including reporting responsibilities, of Mr. Schechter’s in his capacity as an employee.

“Partial Year Bonus” means the amount payable to Mr. Schechter for the year of his termination in the event the Company performance criteria for payment of an incentive bonus are achieved as of the close of the year based on the actual performance level achieved for such year; provided, however, that if a qualifying termination occurs after a Change in Control, the performance criteria shall be deemed satisfied at the target level, and prorated to reflect the number of days of employment in such year.

Health and Welfare Benefits

In the event of a qualifying termination under the Severance Plan, the executive is also eligible for a medical stipend payment annually determined by the Company. For 2025, the stipend was $22,500. Executives are also provided with reimbursement for outplacement services up to $3,000.

76 LABCORP HOLDINGS INC.

eXECUTIVE cOMPENSATION

In the event an executive dies while an active employee, the executive’s beneficiary will receive two times such executive’s base annual earnings up to a maximum of $1,500,000 from the Company’s group term life plan. In addition, eligible, enrolled dependents will receive Company-paid COBRA continuation of coverage for the first six months following the executive’s death (not included in the tables above). If the executive was traveling on Company business at the time of death, the beneficiary will also receive $1,000,000 of business travel accident insurance; this is not reflected in the tables above.

If an executive becomes disabled (i.e., such executive is not able to perform the material duties of executive’s occupation solely because of disease or injury), the executive is generally eligible for a monthly benefit payable until the earlier of (a) the later of the NEOs’ normal retirement age in effect under the Social Security Act as of the effective date of the Disability Plan or age 65 if the period of disability starts at the age of 60 or under; or (b) if the period of disability starts at age 61 or older, the length of the maximum benefit period for disability as defined by the Disability Plan. For Mr. Schechter, the monthly net benefit is a maximum of $30,000, and for the other NEOs the monthly net benefit is a maximum of $25,000.

Cash Balance Plan

Under the Cash Balance Plan, upon a termination of employment the NEOs are entitled to receive the same amounts set forth for each officer in the “Present Value of Accumulated Benefit” column in the Pension Benefits Table above, regardless of reason, except for death, which pays at 50% of such value. If, however, they were eligible for, and elected to receive, a distribution under the Active Employee Distribution Program, then the amount of their actual distribution is reported in the “Payment During Last Fiscal Year” column in the Pension Benefits Table above.

Pension Equalization Plan

PEP payments are subject to Section 409A of the IRC and require a six-month waiting period following separation from service before distribution of the first payment. Under the PEP, upon a termination the NEOs are entitled to receive the same amounts set forth for each officer in the “Present Value of Accumulated Benefit” column in the Pension Benefits Table above, regardless of reason, except for death, which pays at 50% of such value.

Deferred Compensation Plan

The DCP was amended to grandfather participants prior to December 31, 2004 to remove the six-month waiting period for distributions following separation from service. Distribution elections made after December 31, 2004 require a six-month waiting period following separation from service before distribution of the first payment, as required by Section 409A of the IRC. Otherwise, distribution elections include the ability to elect a single lump-sum payment or annual installment payments. Under the DCP, upon termination the NEOs are entitled to receive the same amounts set forth for each officer in the “Aggregate Balance” column of the Nonqualified Deferred Compensation Table above, regardless of reason for the termination.

Perquisites

Pursuant to the Severance Plan, all perquisites offered to participating NEOs immediately terminate upon the executive’s termination for executives participating in these plans.

Equity Compensation Plan Information

The following table summarizes the Company’s equity compensation plan information as of December 31, 2025. All equity compensation plans have been approved by Company shareholders.

Plan Category	Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights A(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights B(2)	Common Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) C

Equity compensation plans approved by Company shareholders	685,510	$187.16	5,771,804	(3)
Equity compensation plans not approved by Company shareholders	—	—	—

(1)
Amounts in this column exclude purchase rights under the Labcorp Holdings Inc. 2025 Employee Stock Purchase Plan.
(2)
Represents the weighted-average exercise price of the outstanding non-qualified stock options and does not include restricted stock units or performance shares.
(3)
Includes 3,041,268 shares available for future issuance under the Labcorp Holdings Inc. 2025 Omnibus Incentive Plan and 2,370,534 shares available for future issuance under the Labcorp Holdings Inc. 2025 Employee Stock Purchase Plan.

2026 PROXY STATEMENT 77

eXECUTIVE cOMPENSATION

CEO Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is presenting the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation.

For purposes of identifying our median employee, we used year-to-date taxable income as of November 1, 2025 (the “Determination Date”), to calculate a reasonable estimate of the annual total compensation for each employee based on our internal records. The employees we used for the foregoing calculations included all our full-time, part-time, seasonal, and temporary employees as of the Determination Date, other than our CEO. We annualized year-to-date earnings for employees who were hired in 2025 prior to the Determination Date, except for those designated as seasonal or temporary. Our analysis included 70,617 employees located in 17 countries. As permitted by SEC rules, we excluded from our employee population (i) our contractors and leased employees; and (ii) approximately 80 employees we gained in connection with our acquisition of Incyte Diagnostics in 2025. Once we identified the median employee, we calculated that employee’s total annual compensation in accordance with the applicable SEC rules and determined that it included characteristics that we viewed as anomalous. As we have a large number of employees closely arrayed in compensation, we substituted another employee who had substantially similar year-to-date income and who is more representative of our workforce as permitted under SEC guidance.

We calculated total annual compensation for the median employee and the CEO using the same methodology we use for our NEOs as set forth in the Summary Compensation Table. In addition to the compensation elements reported, we added the value of employer provided health and welfare benefits to both the CEO and the median employee compensation, as such benefits represent a significant component of our employees’ total compensation. Using this methodology, the 2025 annual total compensation for our CEO was $18,355,030. The 2025 annual total compensation for our median employee was $62,929. The ratio of our CEO’s annual total compensation to our median employee’s total compensation for fiscal year 2025 is 292 to 1. This ratio was determined using reasonable estimates as permitted by the SEC’s rules and should not be used as a comparison with pay ratios disclosed by other companies.

78 LABCORP HOLDINGS INC.

PAY VERSUS PERFORMANCE

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the CHC Committee views the link between the Company’s performance and its NEOs’ pay. For a discussion of how the Company views its executive compensation structure, including alignment with Company performance, see the Compensation Discussion and Analysis (“CD&A”) beginning on page 48. The CHC Committee did not consider the pay versus performance disclosure below in making its pay decisions.

In accordance with SEC rules, the following table sets forth information concerning compensation actually paid (“CAP”). The disclosure and calculation of CAP is required by the SEC’s rules. Neither CAP nor the amount reported in the Summary Compensation Table (“SCT”) reflects the amount of compensation actually paid, earned, or received during the applicable year. Per SEC rules, CAP was calculated by adjusting SCT total values for the applicable year as described in the footnotes to the following table.

	SCT Total		Average SCT Total		Value of Initial $100 Investment Based On:(4)			Adjusted Operating
Year(1)	Pay for CEO(2)	CAP to CEO(3)	Pay for Other NEOs(2)	Avg. CAP to Other NEOs(3)	Company TSR	Peer Group TSR	Net Income ($ Millions)(5)	Income ($ Millions)(6)

2025	$18,339,913	$30,129,512	$4,218,554	$5,988,288	$150	$148	$877	$2,002
2024	$19,327,354	$21,331,191	$3,720,781	$3,939,467	$163	$147	$746	$1,797
2023	$15,979,355	$23,757,594	$4,130,301	$4,760,148	$160	$143	$418	$1,188
2022	$14,927,297	$(2,318,591)	$4,387,737	$788,126	$140	$140	$1,279	$2,550
2021	$20,551,605	$49,697,101	$4,710,348	$11,665,084	$186	$143	$2,377	$3,830

(1)
For each year shown, the CEO was Adam H. Schechter and the other NEOs were as follows for each fiscal year:
•
2025: Megan D. Bailey, Brian J. Caveney, Mark S. Schroeder, and Julia A. Wang
•
2024: Glenn A. Eisenberg, Brian J. Caveney, Anita Z. Graham, Mark S.Schroeder, and Julia A. Wang
•
2023: Glenn A. Eisenberg, Brian J. Caveney, Anita Z. Graham, Mark S. Schroeder, Paul R. Kirchgraber, and Thomas H. Pike
•
2021-2022: Glenn A. Eisenberg, Brian J. Caveney, Mark S. Schroeder, and Paul R. Kirchgraber
(2)
These amounts reflect (i) the total compensation reported in the SCT for the applicable year in the case of our CEO; and (ii) the average of the total compensation reported in the SCT for the applicable year for our Other NEOs. See the footnotes to the SCT for further detail regarding the amounts in this column for 2025, 2024, 2023, 2022, and 2021.
(3)
Amounts reported in these columns represent CAP; adjustments were made to the amounts reported in the SCT for the applicable year. A reconciliation of the adjustments for our CEO and for the average of the Other NEOs is set forth in the following tables, which describe the adjustments, each of which is prescribed by SEC rules to calculate the CAP amounts from SCT amounts. The fair value of options was determined by using the Black-Scholes option pricing method. The fair value of the performance share units was determined by using a Monte Carlo simulation pricing model and the probable outcome of the performance vesting conditions as of each measurement date and Company actual performance payouts for each completed performance period for the respective fiscal year. The fair value of the restricted stock units was determined using the stock price on the appropriate measurement date.
(4)
Reflects the cumulative TSR for the Company and the S&P 500 Health Care Index, which is the same industry index included in Part II, Item 5, “Market for Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities,” furnished on page 37 of the 2025 Annual Report, assuming an initial investment of $100 on December 31, 2020. All dollar values assume reinvestment of all dividends, where applicable.
(5)
“Net income” is equivalent to “Net earnings” as reported in the Company’s financial statements.
(6)
SEC rules require us to designate a “company-selected measure” that in our assessment represents the most important financial performance measure (other than total shareholder return, stock price, or net income) used by the Company to link the CAP of our NEOs, for the most recently completed fiscal year, to our performance. We selected adjusted operating income as this measure for 2025, as reflected in the table above. Adjusted operating income is a non-GAAP measure. See reconciliation of adjusted operating income and operating income on page 94 of this Proxy Statement. This performance measure may not have been the most important financial performance measure for year 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

2026 PROXY STATEMENT 79

PAY VERSUS PERFORMANCE

CEO Compensation

The following table describes the adjustments, each of which is required by SEC rules, to calculate CAP from the SCT total compensation. The SCT total and CAP amounts do not reflect the actual amount of compensation earned or paid to Mr. Schechter during the applicable years, but rather are the amounts determined in accordance with Item 402(v) of Regulation S-K.

Year	SCT Total for CEO	Minus Stock Award Value & Option Award Value Reported in SCT for the Covered Year	Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year of Outstanding and Unvested Equity Awards Granted in Prior Years	Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	Plus Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Covered Year	Minus Change in Pension Value Reported in SCT for Covered Year	Plus Pension Adjustment	CEO CAP

2025	$18,339,913	$14,155,045	$18,955,605	$6,008,578	$597,331	$-	$383,130	$-	$-	$30,129,512
2024	$19,327,354	$15,178,236	$19,265,498	$(1,526,430)	$(899,392)	$-	$342,397	$-	$-	$21,331,191
2023	$15,979,355	$11,321,392	$16,874,513	$2,589,227	$(510,382)	$-	$146,273	$-	$-	$23,757,594
2022	$14,927,297	$11,205,369	$9,883,707	$(12,637,167)	$(3,304,274)	$-	$17,215	$-	$-	$(2,318,591)
2021	$20,551,605	$15,040,149	$26,465,842	$15,202,072	$2,517,731	$-	-	$-	$-	$49,697,101

In the table above, the equity values are computed in accordance with methodologies used for financial reporting purposes, reflecting updated economic assumption as of the valuation dates.

Average Non-CEO NEO Compensation

The following table describes the adjustments, each of which is required by SEC rules, to calculate CAP from the SCT total compensation. The SCT total and CAP values do not reflect the actual amount of compensation earned or paid to our other NEOs during the applicable years, but rather are the amounts determined in accordance with Item 402(v) of Regulation S-K.

Year	SCT Average for Other NEOs	Minus Stock Award Value & Option Award Value Reported in SCT for the Covered Year	Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year of Outstanding and Unvested Equity Awards Granted in Prior Years	Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested During the Covered Year	Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	Plus Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Covered Year	Minus Change in Pension Value Reported in SCT for Covered Year	Plus Pension Adjustment	Average Other NEO CAP

2025	$4,218,554	$2,720,064	$3,641,617	$730,493	$-	$63,220	$-	$57,265	$2,797	$-	$5,988,288
2024	$3,720,781	$2,502,561	$3,102,082	$(216,915)	$-	$(210,351)	$-	$46,486	$56	$-	$3,939,467
2023	$4,130,301	$2,503,265	$3,011,920	$244,996	$22,107	$(131,332)	$34,824	$22,548	$2,303	$-	$4,760,148
2022	$4,387,737	$3,185,873	$2,991,119	$(2,386,168)	$-	$(1,023,666)	$-	$4,977	$-	$-	$788,126
2021	$4,710,348	$2,838,289	$4,993,869	$4,115,799	$-	$683,357	$-	$-	$-	$-	$11,665,084

Financial Performance Measures

The most important financial performance measures used by the Company in setting pay-for-performance compensation for the most recently completed fiscal year are described in the table below. The manner in which these measures, together with certain non-financial performance measures, determine the amounts of incentive compensation of our NEOs is described above in the CD&A section. The order of the measures in this chart should not be interpreted as a ranking and are listed alphabetically.

Measure
Adjusted EPS
Adjusted Operating Income
Revenue
Relative Total Shareholder Return

80 LABCORP HOLDINGS INC.

PAY VERSUS PERFORMANCE

Charts of CAP and Financial Performance Measures

In accordance with SEC rules, the following charts are an illustration of the relationship between CAP and cumulative total shareholder return, net income, and adjusted operating income over the past five years, as well as the relationship between total shareholder return and peer group shareholder return.

Relationship of CAP vs. TSR (2021 – 2025)

The following chart sets forth the relationship between CAP to our CEO, average CAP to our other NEOs, the Company’s cumulative TSR over the five most recently completed fiscal years, and the cumulative TSR for the S&P 500 Health Care Index, which is the same industry index included in Part II, Item 5, “Market for Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities,” furnished on page 37 of our 2025 Annual Report. Notwithstanding the use of the S&P 500 Health Care Index in this section, for our LTI plans, the Company’s TSR performance is measured against the peer group disclosed on page 55 of the CD&A, which we believe has a correlation between realized executive pay and performance.

CAP versus TSR 2021 - 2025
Indexed Total Shareholder Return
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
Compensation Actually Paid ($M)
$60
$50
$40
$30
$20
$10
$-
$(10)
2021
2022
2023
2024
2025
CAP to CEO
Avg. CAP to Other NEOS
Co TSR
Peer TSR

Relationship of CAP vs. Net Income (2021 – 2025)

The following chart sets forth the relationship between CAP to our CEO, average CAP to our other NEOs, and the Company’s net income during the five most recently completed fiscal years.

CAP Versus Net Income 2021 - 2025
Net Income ($M)
Compensation
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$60
$50
$40
$30
$20
$10
$-
$(10)
2021
2022
2023
2024
2025
Net Income
CAP to CEO
Avg. CAP to Other NEOS

2026 PROXY STATEMENT 81

PAY VERSUS PERFORMANCE

Relationship of CAP vs. Adjusted Operating Income (2021 – 2025)

The following chart sets forth the relationship between CAP to our CEO, average CAP to our other NEOs, and the Company’s adjusted operating income during the five most recently completed fiscal years. See reconciliation of adjusted operating income and operating income on page 94 of this Proxy Statement.

CAP Versus Adjusted Operating Income 2021-2025
Adjusted Operating Income ($M)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
Compensation
$70
$60
$50
$40
$30
$20
$10
$-
$(10)
2021
2022
2023
2024
2025
Adjusted Operating Income
CAP to CEO
Avg. CAP to Other NEOS

82 LABCORP HOLDINGS INC.

The Board unanimously recommends that shareholders vote “FOR” the approval of the compensation of our named executive officers.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Section 14A of the Securities Exchange Act), the Company is seeking shareholder approval, through a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Pursuant to the vote of the shareholders at the 2023 Annual Meeting of Shareholders, the Company seeks shareholder approval of the Company’s executive compensation on an annual basis.

The CHC Committee works throughout the year reviewing compensation trends, evaluating emerging best practices, seeking input from shareholders, and considering changes to executive compensation that will provide our senior management with an incentive to achieve superior financial results for the Company and align pay with performance.

Compensation Program Overview and Evolution

Labcorp’s executive compensation program, as discussed in the “Compensation Discussion and Analysis” section on page 48 is designed to attract, motivate, and retain executives in a highly competitive environment. Our executive compensation philosophy is to pay for performance by rewarding the achievement of specific short-term and long-term financial, operational, and strategic goals. We believe our executive compensation program avoids unnecessary risk taking and aligns the interests of our shareholders with the performance of our executives. This program reflects our strong commitment to a results-driven compensation program.

Last year, our annual advisory vote on the compensation of our named executive officers received support from approximately 92% of the shares represented at the 2025 Annual Meeting of Shareholders and entitled to vote. We consider this level of approval to indicate the support of the vast majority of our shareholders. We remain committed to a compensation program that incentivizes our leaders and aligns with our strategy, the key value drivers of our business and the expectations of our shareholders. We have a practice of regularly seeking input from our shareholders, and this input is incorporated in the CHC Committee’s annual review of our executive compensation program. We continue to evolve our programs based on input from shareholders and external competitive practices.

Pay for Performance

As described in the “Compensation Discussion and Analysis” section beginning on page 48 of this Proxy Statement, our executive compensation program is designed to reward the achievement of specific short-term and long-term operational, financial and strategic goals. By paying for performance, we believe our compensation program aligns the interests of our executive officers with those of our shareholders. The Company believes that through an effective executive compensation program, it can be successful in attracting and retaining talented employees who will sustain the Company’s financial performance and continue creation of shareholder value.

2026 PROXY STATEMENT 83

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In support of the CHC Committee’s overarching pay for performance compensation philosophy, our executives’ compensation structure is:

•
Focused on performance-based and variable compensation. Performance-based compensation comprises a significant part of total compensation, with the percentage of variable and at-risk compensation highest for our CEO;
•
Long-term performance oriented. Equity-based compensation comprises the largest part of total compensation and vests over a multi-year period to align the long-term interests of executive officers and shareholders;
•
Sensitive to performance variability. The size and the realizable values of incentive awards provided to executive officers varies significantly with performance achievements;
•
Benchmarked to peers. Compensation opportunities for executive officers are evaluated against those offered by companies that are in similar industries and are similar in size and scope of operations; and
•
Designed to recognize varying levels of responsibility. Differences in executive compensation within the Company reflect varying levels of responsibility and/or performance.

In addition, certain features of the Company’s executive compensation program enhance the alignment of the interests of our executive officers and those of our shareholders, such as:

•
Robust stock ownership guidelines (six times base salary for CEO and three times base salary for EVPs);
•
Prohibition on pledging and hedging Common Stock;
•
Fully performance-based annual cash incentive program;
•
Incentive plan goals directly linked to strategic and objective financial goals;
•
Cap on annual incentive opportunities;
•
No employment agreements except in connection with the hiring of our CEO;
•
Limited perquisites;
•
No tax gross-ups on compensation, such as severance or change-in-control payments;
•
Cap cash severance payments to executive officers under arrangements at 2.99x the sum of the executive officer’s base salary and target annual incentive award;
•
“Double trigger” change-in-control accelerated vesting provisions;
•
Performance-oriented mix of long-term incentives with performance shares (60% of targeted grant value), non-qualified stock options (20% of targeted grant value) and restricted stock units (20% of targeted grant value) with multi-year vesting;
•
Dividend equivalent rights accrue on restricted stock units and performance shares but are only paid if and when the underlying shares vest;
•
Three-year performance measurement period for performance share awards; and
•
Robust Incentive Compensation Recoupment Policy.

Advisory Resolution

The Board recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including in the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Company’s 2026 Proxy Statement, is hereby APPROVED.”

The vote is advisory and is not binding on the Board. However, the CHC Committee expects to take into account the outcome of the vote as it continues to consider the Company’s executive compensation program.

84 LABCORP HOLDINGS INC.

The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Engagement of Deloitte & Touche LLP

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to audit the accounts of the Company for the year ending December 31, 2026, and the shareholders of the Company are being asked to ratify this appointment. Deloitte has served as our independent registered public accounting firm since the fiscal year ended December 31, 2021.

The Audit Committee has ultimate authority and responsibility for the appointment, termination, compensation, evaluation, and oversight of our independent registered public accounting firm and annually evaluates the performance of our independent registered public accounting firm and considers the likely impact of changing the independent registered accounting firm. The Audit Committee also evaluates and approves the selection of the lead partner and senior members of the audit team.

Shareholder ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm is not required by our By-Laws, but the Board has elected to seek such ratification as a matter of good corporate practice. Should the shareholders fail to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2026, the Audit Committee will consider whether to retain that firm for such year. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the interests of the Company.

Representatives of Deloitte will be present at the 2026 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees to Independent Registered Public Accounting Firm

The Audit Committee must approve, in advance, all of Deloitte’s services, whether or not related to an audit. Aggregate fees for professional services rendered for the Company by Deloitte for the years ended December 31, 2025 and 2024, are described in the table below. All the services for which fees were paid were pre-approved by the Audit Committee. The Audit Committee has considered the non-audit-related services rendered and believes that they are compatible with Deloitte remaining independent.

	2025	2024
Audit Fees(1)	$3,426,343	$3,574,550
Audit Related Fees(2)	—	—
Tax Fees(3)	—	$27,603
All Other Fees(4)	$21,895	$1,895
TOTAL	$3,448,238	$3,604,048

(1)
Includes fees incurred for the audit of the Company’s annual financial statements included in the Company’s annual report on Form 10-K, review of financial statements included in the Company’s quarterly reports on Form 10-Q, and services that were normally provided by Deloitte in connection with statutory and regulatory filings or engagements.
(2)
Audit Related Fees for the year ended December 31, 2024, of $449,550 that were primarily for the performance of a statutory audit of a subsidiary and for the issuances of comfort letters and consents were reclassified to Audit Fees.
(3)
Includes fees related to advisory services provided for the Company’s Canadian subsidiary.
(4)
All Other Fees consisted of expenses for accounting research software and expenses related to an executive transition lab.

The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

2026 PROXY STATEMENT 85

The Audit Committee of the Board was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee, comprised entirely of non-employee directors, held nine meetings with Deloitte, the independent registered public accountant engaged for the fiscal year ended December 31, 2025, and held eight executive sessions with Deloitte, the Company’s Internal Audit Department, and the independent directors during 2025. The Board considered the “independence” and “financial literacy” of each of the Audit Committee members, as such terms are defined under the Listing Standards of the NYSE and SEC rules and has concluded that each member of its Audit Committee is independent and financially literate in satisfaction of the current requirements of the Listing Standards and the SEC. The Board further concluded that Kerrii B. Anderson and Jeffrey A. Davis are each an “audit committee financial expert” as defined by SEC rules and that Ms. Anderson and Mr. Davis have the accounting or related financial management expertise required by the Listing Standards.

The Audit Committee is responsible for the appointment, compensation, and oversight of the independent registered public accountants. The Audit Committee reviewed the performance and fees of Deloitte prior to recommending its appointment for the fiscal year ended December 31, 2025, and met with representatives of Deloitte to discuss the scope and results of the firm’s audit work, including the adequacy of internal controls and the quality of financial reporting, and the selection of the lead audit partner. The Audit Committee reviewed and discussed with management the Company’s audited financial statements and has discussed with Deloitte all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has discussed with Deloitte its independence and has received its written disclosures and certification confirming its independence, as required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s internal auditors are responsible to the Audit Committee for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and the Board determine. The Company’s independent registered public accountant is responsible for auditing the Company’s financial statements. The Audit Committee oversees the Company’s financial and accounting functions, controls, reporting processes, and audits on behalf of the Board in accordance with the Audit Committee’s written charter. The Audit Committee is responsible for providing independent, objective oversight of the integrity and quality of the Company’s consolidated financial statements, but it is not responsible for conducting audits, determining that the Company’s financial statements are complete, accurate and in accordance with GAAP, conducting investigations, resolving disagreements on financial reporting matters, if any, between management and the independent registered public accountants, or ensuring compliance with laws and regulations and the Code or accounting reviews or procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and the Company’s internal auditors the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2025, and discussed with management and the Company’s internal auditors the quality, not just the acceptability, of the accounting principles and policies as applied in the Company’s financial reporting, the reasonableness of significant judgments and accounting estimates, and the clarity and completeness of disclosures in the consolidated financial statements. The Audit Committee, Deloitte, and the Company’s internal auditors had full access to one another, including regular meetings without management present. Based on the reviews and discussions referenced above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2025 Annual Report for filing with the SEC.

As a part of its duties, the Audit Committee also considers whether the provision of services other than audit services by the independent registered public accountant is compatible with maintaining the accountants’ independence. The Audit Committee considered the compatibility of the non-audit-related services performed by Deloitte and the related non-audit fees and determined that the registered public accounting firm’s independence has been maintained.

The Audit Committee appointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. See “Proposal Three — Ratification of Independent Registered Public Accounting Firm.”

THE AUDIT COMMITTEE

Jeffrey A. Davis, Chair

Kerrii B. Anderson

Kirsten M. Kliphouse

86 LABCORP HOLDINGS INC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The following table sets forth as of March 26, 2026, except as otherwise indicated below, the total number of shares of Common Stock beneficially owned, and the percent so owned, by (i) each director and director nominee of the Company; (ii) each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (iii) the individuals identified as the NEOs in the “Summary Compensation Table” set forth above; and (iv) all current directors and executive officers as a group. The number of shares owned are those “beneficially owned,” as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security, or pursuant to the automatic termination of power of attorney or revocation of trust, discretionary account, or similar arrangement. Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to the shares beneficially owned by them as set forth opposite their respective names. Fractional shares have been rounded down to the nearest whole share. As of March 26, 2026, there were 82,187,046* shares of Common Stock outstanding.

Beneficial Owner (1)	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class

BLACKROCK, INC.
50 Hudson Yards
New York, NY 10001	6,331,017	(2)	7.70%
ADAM H. SCHECHTER	397,154	(3)	**
KERRII B. ANDERSON	9,851	(4)	**
MEGAN D. BAILEY	7,886	(3)	**
VICTOR BULTO	—		**
BRIAN J. CAVENEY	74,084	(3)	**
JEFFREY A. DAVIS	5,460		**
KIRSTEN M. KLIPHOUSE	3,160		**
GARHENG KONG	13,739		**
PETER M. NEUPERT	13,784		**
RICHELLE P. PARHAM	3,366		**
PAUL B. ROTHMAN	2,571		**
JOHN H. SAMPSON	—		**
MARK S. SCHROEDER	57,005	(3)	**
JULIA A. WANG	9,817	(3)	**
KATHRYN E. WENGEL	4,133		**
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (23 PERSONS)	688,827	(3,4)	**

* Does not include 113,269 shares of Common Stock that settled on March 27, 2026 related to the vesting of performance shares on March 26, 2026.

** Less than 1%

(1)
The Vanguard Group subsequently reported that due to an internal realignment, it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
(2)
As reported on Schedule 13G/A filed with the SEC on April 24, 2025, on behalf of BlackRock, Inc. (“BlackRock”). BlackRock is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) of the Exchange Act with beneficial ownership of the above listed shares. BlackRock has sole voting power with respect to 5,749,964 shares and sole dispositive power of 6,331,017 shares.
(3)
Beneficial ownership by directors, the NEOs and current executive officers of the Company includes shares of Common Stock that such individuals have the right to acquire upon the exercise of options that either are vested or that may vest within 60 days of March 26, 2026. The number of shares of Common Stock included in the table as beneficially owned which are subject to such options is as follows: Ms. Bailey – 3,035; Dr. Caveney – 37,593; Mr. Schechter – 284,017; Mr. Schroeder – 41,970; Ms. Wang – 8,000; and all directors and executive officers as a group – 416,661.
(4)
Includes 144 shares held in each of two separate trusts for the benefit of Ms. Anderson’s two children and for which the trustee is Ms. Anderson’s spouse.

2026 PROXY STATEMENT 87

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

2026 Annual Meeting of Shareholders

Labcorp’s 2026 Annual Meeting is scheduled to occur on Thursday, May 21, 2026, at 9:00 a.m., Eastern Daylight Time. The 2026 Annual Meeting will be a virtual meeting and will be webcast live at www.virtualshareholdermeeting.com/LH2026. We believe that conducting the 2026 Annual Meeting as a virtual meeting will encourage higher levels of shareholder participation, while also helping us to limit the financial and environmental costs associated with the 2026 Annual Meeting. Shareholders at the virtual-only meeting will have the same rights as at an in-person meeting, including the rights to vote and ask questions through the virtual meeting platform.

All owners of Common Stock, on March 26, 2026, the record date (the “Record Date”), are eligible to receive notice of, and to vote electronically at, the 2026 Annual Meeting over the Internet by using the 16-digit control number included in the Notice, proxy card, or the voting instructions that accompanied these proxy materials. Representatives of Deloitte, independent auditor for Labcorp for the year ending December 31, 2025, will be present at the 2026 Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Google Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet or WiFi connection wherever they intend to participate in the 2026 Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the 2026 Annual Meeting.

If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

If you wish to submit a question, or make a comment during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/LH2026, type your question into the “Ask a Question” field, and click “Submit” or send your question or comment via email to investor@Labcorp.com. Any emailed questions or comments will need to include your 16-digit control number in order to be addressed at the meeting.

Questions and comments submitted via the virtual meeting platform that are pertinent to meeting matters will be addressed during the meeting. It has been Labcorp’s policy to address all pertinent questions and comments during the meeting and, historically, management has been successful in doing so. In the unlikely event that the volume of questions increases to the point that time constraints prohibit Labcorp from answering all questions, the remaining pertinent questions will be answered on our Investor Relations site. Consistent with Labcorp’s approach when the annual meetings were held in person, questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by shareholders generally, or use blatantly offensive language, may be ruled out of order.

A webcast of the 2026 Annual Meeting will be archived and accessible through December 31, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2026

Pursuant to the “notice and access” rules adopted by the SEC, Labcorp has elected to provide access to its proxy materials and the 2025 Annual Report over the Internet and sent the Notice to shareholders of record as of the Record Date on March 26, 2026. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information about the 2026 Annual Meeting. All shareholders may access the proxy materials on the website referred to in the Notice (www.proxyvote.com) and we encourage shareholders to do so prior to submitting their votes. Shareholders may request to receive a printed set of the proxy materials by following the instructions provided in the Notice.

Shareholders may also request to receive future proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions on your proxy card or at www.proxyvote.com. Choosing to receive proxy materials by e-mail will save Labcorp the cost of printing and mailing documents and will reduce the impact of Labcorp’s annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

88 LABCORP HOLDINGS INC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

Matters Subject to a Vote of the Shareholders

Current Proposals

The following matters are subject to a vote of the shareholders at the 2026 Annual Meeting:

•
Election of directors from among the nominees described in this Proxy Statement (see page 33);
•
Approval, on a non-binding advisory basis, of the compensation of our named executive officers (see page 83); and
•
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026 (see page 85).

Board Recommendations

The Board unanimously recommends that shareholders vote as follows:

•
“FOR” the election of each of the nominees for director;
•
“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our Company’s independent registered public accounting firm for the year ending December 31, 2026.

Other Business

The Board does not intend to bring any other business before the 2026 Annual Meeting and is not aware of any other matters to be brought before the meeting. See the section “Other Matters” on page 92 for information about presenting proposals for the 2027 Annual Meeting. Please also see the section “Identification and Evaluation of Director Candidates” on page 22 for information about shareholder nominations to the Board.

Voting Procedures and Solicitation of Proxies

Quorum and Voting Requirements

The Board is soliciting your vote at the 2026 Annual Meeting or at any later meeting should the scheduled annual meeting be adjourned or postponed for any reason. By using a proxy, which authorizes specific people to vote on your behalf, your shares can be voted whether or not you attend the 2026 Annual Meeting. At least a majority of the total number of shares of Common Stock issued and outstanding and entitled to vote on the Record Date must be present in person or by proxy at the 2026 Annual Meeting for a quorum to be established. At the close of business on the Record Date, there were 82,187,046* shares of Common Stock issued and outstanding.

Each share of Common Stock is entitled to one vote for each of the director nominees and one vote for each other matter that is properly presented at the 2026 Annual Meeting. In accordance with the By-Laws, director nominees in an uncontested election must receive a majority of the votes cast to be elected, which under the By-Laws means that the number of shares voted “FOR” a director must exceed 50% of the votes cast with respect to that director. The Board has adopted a policy under which a director who does not receive the required vote for election as provided in the By-Laws will submit their resignation for consideration by the Board. The affirmative vote of a majority of shares of Common Stock represented at the 2026 Annual Meeting and entitled to vote is required for approval of the other proposals noted above. While the vote to approve the compensation of our named executive officers is advisory in nature and non-binding, the Board will review the voting results and expects to take them into consideration when making future decisions regarding executive compensation. Abstentions will have no effect on the election of the directors, but will have the same effect as a vote against the other proposals scheduled for the 2026 Annual Meeting.

* Does not include 113,269 shares of Common Stock that settled on March 27, 2026 related to the vesting of performance shares on March 26, 2026.

2026 PROXY STATEMENT 89

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

Voting by Record Holders

If your name is registered in Labcorp’s shareholder records as the owner of shares, there are four ways that you can vote your shares:

You can cast your votes by any of the following methods:

MAIL

Complete, sign, and return your proxy card or voting instruction card so that it is received before the polls close on Thursday, May 21, 2026. Sign your name exactly as it appears on the proxy card.

INTERNET www.proxyvote.com until 11:59 p.m., Eastern Daylight Time on Wednesday, May 20, 2026	TELEPHONE 1-800-690-6903 until 11:59 p.m., Eastern Daylight Time on Wednesday, May 20, 2026

At the Annual Meeting

You may participate in and vote your shares live over the Internet during the 2026 Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/LH2026. Even if you plan to attend the virtual Annual meeting, we recommend that you also submit your proxy card or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the meeting.

You may change your vote or revoke a proxy at any time prior to the 2026 Annual Meeting by:

•
Entering new instructions on either the telephone or Internet voting system before 11:59 p.m. Eastern Daylight Time on Wednesday, May 20, 2026;
•
Sending a new proxy card with a later date than the previously submitted proxy card. The new proxy card must be received before the polls close at the 2026 Annual Meeting on Thursday, May 21, 2026; or
•
Writing to Labcorp at 358 South Main Street, Burlington, North Carolina 27215, Attention: Kathryn W. Kyle, Secretary. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received before the polls close at the 2026 Annual Meeting on Thursday, May 21, 2026.

All proxies duly executed and received by Labcorp will be voted in accordance with the instructions provided by the person executing the proxy or, in the absence of any instruction, will be voted in accordance with the Board’s recommendations on each proposal. Proxies will have the discretion to vote on any other matters that come before the 2026 Annual Meeting that are not otherwise specified in the Notice.

Voting by Holders in Street Name

If you hold shares through a bank, broker, or other custodian (referred to as shares held in “street name”), the custodian will provide you with a copy of this Proxy Statement and a voting instruction form. Brokers and other holders of record have discretionary authority to vote shares without instructions from beneficial owners only on matters considered “routine” by the NYSE, such as the advisory vote on the selection of the independent auditors. On non-routine matters, such as the election of directors, these banks, brokers, and other holders of record do not have discretion to vote uninstructed shares and thus are not “entitled to vote” on such proposals, resulting in a broker non-vote for those shares. Broker non-votes will have no effect on the outcome of the votes on proposals scheduled for the 2026 Annual Meeting. We encourage you to provide voting instructions so that your shares can be counted in the election of directors and the other matters to be considered at the 2026 Annual Meeting.

Even if your shares are held in street name, you may participate in the virtual 2026 Annual Meeting and vote your shares during the meeting by visiting www.virtualshareholdermeeting.com/LH2026, listening to the live webcast and casting your vote online. See “2026 Annual Meeting of Shareholders” above for information about participating in the 2026 Annual Meeting.

90 LABCORP HOLDINGS INC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

Proxy Expenses

Labcorp will bear the expenses to prepare proxy materials and to solicit proxies for the 2026 Annual Meeting. Labcorp expects to reimburse banks, brokers, and other persons for their reasonable, out-of-pocket expenses in handling proxy materials for beneficial owners. Labcorp has also retained Morrow Sodali LLC for solicitation of holders of record as well as non-objecting beneficial owners. Labcorp paid Morrow Sodali LLC a fee of approximately $11,000 for these services, plus reimbursement of expenses. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or otherwise.

Results of the 2026 Annual Meeting

The voting results of the 2026 Annual Meeting will be disclosed no later than four business days after the 2026 Annual Meeting in a Current Report on Form 8-K filed with the SEC.

2026 PROXY STATEMENT 91

OTHER MATTERS

Shareholder Proposals and Director Nominations for 2027 Annual Meeting

Shareholder Proposals

Under the rules and regulations of the SEC as currently in effect, shareholders may submit proposals to the Company for inclusion in the Company’s proxy materials for the 2027 Annual Meeting of Shareholders. For a proposal to be considered for inclusion in the proxy materials, the shareholder must satisfy the following requirements, in addition to the requirements set forth in SEC Rule 14a-8:

•
the proposal must be submitted in writing to the attention of Kathryn W. Kyle, Secretary, Labcorp Holdings Inc., 358 South Main Street, Burlington, North Carolina 27215;
•
the proposal must be received no later than 120 days before the anniversary date of the distribution of this Proxy Statement (i.e., December 11, 2026); and
•
the proposal must include the name and address of the shareholder, the number of shares of Common Stock held of record or beneficially by the shareholder, the dates when the shares were acquired, documentary support for a claim of beneficial ownership, and a statement that the shareholder intends to continue to hold the shares through the date of the 2027 Annual Meeting.

Holders of Common Stock who wish to have proposals submitted for inclusion in the Company’s proxy materials for future meetings of shareholders should consult the applicable rules and regulations of the SEC with respect to such proposals, including the permissible number and length of proposals and other matters governed by such rules and regulations, and should also consult the By-Laws.

Under the By-Laws, shareholders may also bring business before the 2027 Annual Meeting of Shareholders without submitting a proposal for inclusion in the Company’s proxy materials for the 2027 Annual Meeting, by providing timely notice thereof to Kathryn W. Kyle, Secretary, Labcorp Holdings Inc., 358 South Main Street, Burlington, North Carolina 27215. The notice must be received no earlier than the 120th day prior to the anniversary date of the 2026 Annual Meeting (i.e., January 21, 2027) and no later than the 60th day prior to the anniversary date of the 2026 Annual Meeting (i.e., March 22, 2027). Shareholders who wish to do so should consult the By-Laws for additional information about the notice requirements and procedures and related matters.

Director Nominations

Shareholders may also suggest individuals to be considered by the Board as potential nominees for election to the Board. A shareholder may submit an individual for consideration by the Board of Directors in connection with the 2027 Annual Meeting of Shareholders by providing certain information as set forth in the By-Laws, in writing, to the Corporate Secretary of the Company at 358 South Main Street, Burlington, North Carolina 27215. These suggestions for the 2027 Annual Meeting must be received no earlier than the 120th day prior to the anniversary date of the 2026 Annual Meeting (i.e., January 21, 2027) and no later than the 60th day prior to the anniversary date of the 2026 Annual Meeting (i.e., March 22, 2027).

Under the Company’s proxy access by-law, eligible shareholders also may submit their own nominations to the Board to be included in the Company’s Proxy Statement for the 2027 Annual Meeting of Shareholders. The By-Laws permit a shareholder, or a group of up to 20 shareholders, owning three percent or more of the Company’s outstanding Common Stock continuously for at least three years, to nominate and have included in the Company’s proxy materials persons for election to the Board constituting up to 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy certain requirements specified in the By-Laws. For a shareholder nominee to be included in the Company’s Proxy Statement for the 2027 Annual Meeting of Shareholders under the proxy access by-law, the information required by the By-Laws must be received by the Corporate Secretary of the Company at the address provided above no earlier than the close of business on the 150th day prior to the anniversary date of the distribution of this Proxy Statement (i.e., November 11, 2026) and no later than the close of business on the 120th day prior to the anniversary date of the distribution of this Proxy Statement (i.e., December 11, 2026).

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, as amended, no later than March 22, 2027.

The By-Laws may be obtained free of charge by writing to the Company’s Corporate Secretary and are included as Exhibit 3.2 to the 2025 Annual Report.

Householding

As permitted by the Exchange Act, the Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive

92 LABCORP HOLDINGS INC.

OTHER MATTERS

only one copy of the Notice, this Proxy Statement, and the 2025 Annual Report unless one or more of these shareholders provides notification of their desire to receive individual copies. This procedure will reduce the Company’s printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. We will promptly deliver a separate copy of the proxy materials to such shareholders upon receipt of a written or oral request to our Corporate Secretary at 358 South Main Street, Burlington, North Carolina 27215 or by calling (336) 229-1127.

If you and other shareholders of record with whom you share an address currently receive multiple copies of annual reports and/or proxy statements, or if you hold stock in more than one account and, in either case, you wish to receive only a single copy of notices, annual reports or proxy statements for your household, please contact Broadridge Householding Department at 51 Mercedes Way, Edgewood, NY 11717 or by telephone at 1-866-540-7095 with the names in which all accounts are registered.

Beneficial shareholders, or shareholders who hold shares in street name, can request information about householding from their banks, brokers or other holders of record.

Additional Information

A copy of the 2025 Annual Report and this Proxy Statement has been posted on the Internet, each of which is accessible by following the instructions in the Notice. The 2025 Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting materials.

The Company filed its 2025 Annual Report with the SEC on February 24, 2026. The Company will mail without charge, upon written request, a copy of the 2025 Annual Report, excluding exhibits. Please send a written request for a copy to the Secretary, Labcorp Holdings Inc., 358 South Main Street, Burlington, North Carolina 27215, or access these materials on the Investors Relations page of the Company’s website at www.Labcorp.com.

By Order of the Board of Directors,

Kathryn W. Kyle

Secretary

April 10, 2026

2026 PROXY STATEMENT 93

USE OF NON-GAAP FINANCIAL MEASURES

The Company has provided in this Proxy Statement “adjusted” financial information that has not been prepared in accordance with GAAP, including adjusted operating income. The Company believes that adjusted operating income is useful to investors as a supplement to GAAP measures in evaluating the Company’s operational performance. The Company further believes that the use of these non-GAAP financial measures provide an additional tool for investors in evaluating operating results and trends, and growth and shareholder returns, as well as in comparing the Company’s financial results with the financial results of other companies. Furthermore, adjusted operating income is an integral part of our compensation program and it is helpful in understanding the compensation of our NEOs. The Company notes that this adjusted measure may be different from and not directly comparable to the measures presented by other companies.

The table below sets forth the reconciliation of GAAP financial measures to non-GAAP financial measures.

(Dollars in millions)

	Year Ended December 31,
	2025	2024	2023	2022	2021
Operating Income	$1,384.7	$1,086.7	$725.6	$1,436.5	$3,259.5
Amortization of intangibles and other assets(a)	280.0	256.4	219.8	193.6	369.6
Restructuring and other charges(b)	127.2	46.0	49.1	54.0	43.1
Acquisition and disposition-related costs(c)	52.9	146.4	56.0	63.7	28.1
Launchpad costs(d)	64.1	65.7	-	-	-
Spin off transaction costs(e)	—	-	94.1	6.5	-
COVID-19 related costs(f)	—	-	59.6	27.1	71.9
Asset impairments(g)	4.3	5.3	349.0	261.7	-
Retention bonuses(h)	—	-	-	-	18.2
Customer and vendor cyber-event costs(i)	1.7	24.1	-	-	-
TSA reimbursement(j)	3.8	80.0	46.1	-	-
Other	82.9	86.4	46.1	36.6	-
CDCS not included in discontinued operations(k)	—	-	69.5	92.9	40.7
Adjusted operating income	$2,001.6	$1,797.0	$1,714.9	$2,172.6	$3,831.1

(a)
Amortization of intangible assets acquired as part of business acquisitions.
(b)
Restructuring and other charges represent amounts incurred in connection with the elimination of redundant positions and facilities and contract termination costs within the organization in connection with our LaunchPad initiatives, and acquisitions or dispositions of businesses by the Company, and are inclusive of the actions taken in Early Development.
(c)
Acquisition and disposition-related costs (income) include due-diligence legal and advisory fees, retention bonuses, impact of delayed contract or license transfers, purchase price adjustments, and other integration or disposition related activities. The twelve months ended December 31, 2025 includes acquisition purchase price reductions of $17.0.
(d)
LaunchPad costs include non-capitalized costs associated with the implementation of systems, consolidation of processes, and consulting costs incurred as part of various business process improvement initiatives.
(e)
The Company incurred various costs to prepare for the Spin-Off and reorganization of the remaining Labcorp business.
(f)
Costs of incremental operating expenses incurred as a result of the COVID-19 pandemic.
(g)
Asset impairments relate primarily to goodwill within the Early Development reporting unit and other assets deemed impaired.
(h)
As a result of labor market conditions, the Company implemented a targeted retention program within the Drug Development segment for a select group of positions experiencing higher than normal turnover.
(i)
The Company incurred costs and additional collection reserves as the result of customer and vendor cyber events.
(j)
Represents transition services fees charged to Fortrea related to administrative and IT systems support. The costs to provide these services are included in operating income but the service fees are included in other income.
(k)
These adjustments remove the impact of the CDCS business pursuant to the Spin-Off.

94 LABCORP HOLDINGS INC.

©2026 Labcorp Holdings Inc.
All rights reserved.

SCAN TO VIEW MATERIALS & VOTEw LABCORP HOLDINGS INC. 358 SOUTH MAIN STREETBURLINGTON, NC 27215 VOTE BY INTERNET Before The Meeting- Go towww.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LH2026 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. LABCORP HOLDINGS INC. The Board of Directors recommends you vote FOR each ofthe Nominees listed in the following proposal: 1.Election of the members of the Company's Board ofDirectors. ForAgainstAbstainNominees: 1a.Kerrii B. Anderson!!! 1b.Victor Bulto!!! 1c.Jeffrey A. Davis!!! 1d.Kirsten M. Kliphouse!!! 1e.Garheng Kong, M.D., Ph.D.!!! 1f.Peter M. Neupert!!! 1g.Richelle P. Parham!!! 1h.Paul B. Rothman, M.D.!!! 1i.John H. Sampson, M.D., Ph.D.!!! 1j.Adam H. Schechter!!! 1k.Kathryn E. Wengel!!! V90901-P50549 The Board of Directors recommends you vote FORthe following proposals:ForAgainstAbstain 2.To approve, by non-binding vote, the compensation of !!! the Company's Named Executive Officers. 3.Ratification of the appointment of Deloitte and Touche LLP !!! as Labcorp Holdings Inc.'s independent registered publicaccounting firm for the year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Note: Please sign exactly as your name(s) appear(s) above. When signing as an executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Date and promptly return the card in the envelope provided.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Proxy Statement, the Proxy Statement, and Annual Report are available at www.proxyvote.com. V90902-P50549 SHAREHOLDERS' PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LABCORP HOLDINGS INC. To: LABCORP HOLDINGS INC. I appoint Kathryn W. Kyle and Julia A. Wang, individually and together, as my proxies, with power of substitution, to vote all of my LABCORP HOLDINGS INC. common stock at the Annual Meeting of Shareholders of LABCORP HOLDINGS INC. to be held online at www.virtualshareholdermeeting.com/LH2026 on Thursday, May 21, 2026 at 9:00 a.m., Eastern Daylight Time, and at any adjournment or postponement of the meeting. My proxies will vote the shares represented by this proxy as directed on the other side of this card, but in the absence of any instructions from me, my proxies will vote "FOR" the election of all the nominees listed under Item 1, and "FOR" Items 2 and 3. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I may revoke this proxy prior to its exercise. Please sign and date the other side of the card. (Please fill in the appropriate boxes on the other side.)